[ Bridget Macaskill's letterhead ]

                                        May 30, 1997



Dear Oppenheimer Value Stock Fund Shareholder,

     One of the things we pride ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for shareholders of our funds. I am writing to you today to let you know about one of those opportunities--a positive change that has been proposed for Oppenheimer Value Stock Fund.

     After careful consideration, the Board of Trustees agreed that it would be in the best interest of shareholders of Value Stock Fund to reorganize into another Oppenheimer fund, Oppenheimer Disciplined Value Fund. A shareholder meeting has been scheduled in July, and all Value Stock Fund shareholders of record on May 2nd are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Disciplined Value Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?

     Value Stock Fund and Disciplined Value Fund have similar objectives, as discussed in the enclosed proxy statement. We believe that Disciplined Value Fund's management approach allows that Fund to respond more effectively to changing market and economic conditions, and may offer shareholders even better investment opportunities over the long term.

     Another benefit for shareholders is that Disciplined Value Fund has lower management fees and the consolidation of the two funds will result in the greater economy of scale. By merging with Disciplined Value Fund, former shareholders of Value Stock Fund may benefit from a lower expense ratio as costs are spread among a larger number of shares.

     In addition, the Board also considered information with respect to the historical performance of Value Stock Fund and Disciplined Value Fund. For the five-and ten-year periods ended March 31, 1997, the average annual returns were better for Disciplined Value Fund than for Value Stock Fund. Although past performance is not predictive of future results, shareholders of Value Stock Fund would have an opportunity to become shareholders of a fund with a better long-term performance history.


How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

     If you have any questions about the proposal, please feel free to contact your financial advisor, of call us at 1-800-525-7048.

     As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for may years to come.

                              Sincerely,

                              BAM's signature


Enclosures

Oppenheimer Value Stock Fund            Proxy for Shareholders Meeting To
Class A, Class B and Class C Shares          Be Held July 21, 1997

Your shareholder                   Your prompt response can save your
vote is important!                 Fund the expense of another mailing.

                              Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.


Please detach at perforat  ion before mailing.

OPPENHEIMER VALUE STOCK FUND

                  PROXY FOR SPECIAL SHAREHOLDERS MEETING
                         TO BE HELD July 21, 1997

The undersigned shareholder of Oppenheimer Value Stock Fund (the "Fund"), does hereby appoint Rendle Myer, George C. Bowen, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of the Fund to be held on July 21, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO
RECOMMENDS
A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.  THE SHARES
REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE
OR FOR IF NO CHOICE IS INDICATED.


Oppenheimer Value Stock Fund            Proxy for Shareholders Meeting To
Class A, Class B and Class C Shares          Be Held July 21, 1997

Your shareholder                   Please vote, sign and mail your proxy ballot
vote is important!                 (this card) in the enclosed postage-paid envelop
                                   today, no matter how many shares you own.  A majority
                                   of the Fund's shares must be represented in person or
                                   by proxy.  Please vote your proxy so your fund can
                                   avoid the expense of another mailing.

Please detach at perforation before mailing.


The Proposal:

     To approve an Agreement and Plan of Reorganization between the Fund and Oppenheimer Disciplined Value Fund ("Disciplined Value Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund, in exchange for Class A, Class B and Class C shares of Disciplined Value Fund, the distribution of such shares to the Class A, Class B and Class C shareholders of the Fund in complete liquidation of the Fund, the de-registration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund (the "Proposal").


             FOR____          AGAINST____          ABSTAIN____


                    Dated:    ___________________________, 1997
                              (Month)        (Day)

                              ___________________________________
                                        Signature(s)

                              ___________________________________
                                        Signature(s)

                         Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                       OPPENHEIMER VALUE STOCK FUND
                6803 South Tucson Way, Englewood, CO 80112
                              1-800-525-7048

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON July 21, 1997

To the Shareholders of Oppenheimer Value Stock Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Value Stock Fund ("Value Stock Fund"), a series of Oppenheimer Integrity Funds, a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on July 21, 1997, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between Value Stock Fund and Oppenheimer Disciplined Value Fund ("Disciplined Value Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of Value Stock Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund, the distribution of such shares to the Class A, Class B and Class C shareholders of Value Stock Fund in complete liquidation of Value Stock Fund, the de-registration of Value Stock Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of Value Stock Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 2, 1997 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Value Stock Fund's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

May 30, 1997
_________________________________________________________________
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER DISCIPLINED VALUE FUND
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

         PROXY STATEMENT AND PROSPECTUS

This Proxy Statement of Value Stock Fund relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement")and the transactions contemplated thereby (the "Reorganization") between Oppenheimer Integrity Funds on behalf of its series, Oppenheimer Value Stock Fund ("Value Stock Fund") and Oppenheimer Series Fund, Inc. on behalf of its series, Oppenheimer Disciplined Value Fund ("Disciplined Value Fund"). This Proxy Statement also constitutes a Prospectus of Disciplined Value Fund included in a Registration Statement on Form N-14 filed by Disciplined Value Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Disciplined Value Fund to be offered to the shareholders of Value Stock Fund pursuant to the Reorganization Agreement. Value Stock Fund is located at 6803 South Tucson Way, Englewood, CO 80112 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth concisely information about Disciplined Value Fund and the Reorganization that shareholders of Value Stock Fund should know before voting on the Reorganization. A copy of the Prospectus for Disciplined Value Fund, dated December 16, 1996, as supplemented May 1, 1997, is enclosed, and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Disciplined Value Fund and Value Stock Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Value Stock Fund, dated April 30, 1997, (ii) a Statement of Additional Information about Value Stock Fund, dated April 30, 1997, and (iii) a Statement of Additional Information about Disciplined Value Fund, dated December 16, 1996 (the "Disciplined Value Fund Additional Statement"). The Disciplined Value Fund Additional Statement, which is incorporated herein by reference, contains more detailed information about Disciplined Value Fund and its management. A Statement of Additional Information relating to the Reorganization, dated May 30, 1997, has been filed with the SEC as part of the Disciplined Value Fund Registration Statement on Form N-14 and is incorporated herein by reference, and is available by written request to OppenheimerFunds Services at the same address listed above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
This Proxy Statement and Prospectus is dated May 30, 1997.


                             TABLE OF CONTENTS
                      PROXY STATEMENT AND PROSPECTUS
                                                            Page
   . . . . . . . . . . . . . . . . . . . . . . . . . .
Introduction . . . . . . . . . . . . . . . . . . . . . .             4
   General                                                              4
   Record Date; Vote Required; Share Information 5
   Proxies . .6
   Costs of the Solicitation and the Reorganization. .7
Comparative Fee Table. . . . . . . . . . . . . . . . . .7
Synopsis . . . . . . . . . . . . . . . . . . . . . . . 11
       Parties to the Reorganization . . . . . . . .11
       Shares to be Issued . . . . . . . . . . . . .12
       The Reorganization      . . . . . . . . . . .12
       Reasons for the Reorganization. . . . . . . .13
       Tax Consequences of the Reorganization. . . .13
       Investment Objectives and Policies. . . . . .13
       Investment Advisory and Distribution and  . .
           Service Plan Fees . . . . . . . . . . . . .13
       Purchases, Exchanges and Redemptions. . . . .13
Principal Risk Factors . . . . . . . . . . . . . . . . 16
Approval of the Reorganization (The Proposal). . . . . 18
           Reasons for the Reorganization. . . . . . . .18
           The Reorganization. . . . . . . . . . . . . .20
           Tax Aspects of the Reorganization . . . . . .21
            Capitalization Table (Unaudited). . . . . . .23
Comparison Between Value Stock Fund and Disciplined Value Fund
             Investment Objectives and Policies. . . . . .25
              Permitted Investments by Oppenheimer Value Stock Fund and
                      Disciplined Value Fund. . . . . . . . . . .26
                      Investment Restrictions . . . . . . . . . . .33
                      Portfolio Turnover. . . . . . . . . . . . . .36
                      Description of Brokerage Practices. . . . . .38
                      Expense Ratios and Performance. . . . . . . .38
                      Shareholder Services. . . . . . . . . . . . .39
                      Rights of Shareholders. . . . . . . . . . . .41
                      Management and Distribution Arrangements. . .43
                       Purchase of Additional Shares . . . . . . . .44
Method of Carrying Out the Reorganization  . . . . . . 47
Miscellaneous. . . . . . . . . . . . . . . . . . . . . 47
      Additional Information. . . . . . . . . . . .47
       Financial Information . . . . . . . . . . . .48
       Public Information. . . . . . . . . . . . . .48
Other Business . . . . . . . . . . . . . . . . . . . . 48
Exhibit A - Agreement and Plan of Reorganization by and between
  Oppenheimer Value Stock Fund and Oppenheimer Disciplined
  Value Fund . . . . . . . . . . . . . . . . . . . . .A-1
Exhibit B - Average Annual Total Returns for  the Periods
Ended 3/31/97. . . . . . . . . . . . . . . . . . . . .B-1

/TABLE

                       OPPENHEIMER VALUE STOCK FUND
             6803 South Tucson Way, Englewood, Colorado 80112
                              1-800-525-7048

                      PROXY STATEMENT AND PROSPECTUS

                      Special Meeting of Shareholders
                         to be held July 21, 1997

                               INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Value Stock Fund ("Value Stock Fund"), a series of Oppenheimer Integrity Funds (the "Trust"), a registered management investment company, in connection with the solicitation by the Board of Trustees (the "Board") of proxies to be used at the Special Meeting of Shareholders of Value Stock Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., New York time, on July 21, 1997, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about May 30, 1997.

At the Meeting, shareholders of Value Stock Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between The Trust on behalf of Value Stock Fund and Oppenheimer Series Fund, Inc. (the "Company") on behalf of Oppenheimer Disciplined Value Fund ("Disciplined Value Fund"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of Value Stock Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund, the distribution of such shares to the Class A, Class B and Class C shareholders of Value Stock Fund in complete liquidation of Value Stock Fund, the de-registration of Value Stock Fund as an investment company, under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the cancellation of the outstanding shares of Value Stock Fund. Disciplined Value Fund currently offers Class A shares with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however, a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A, Class B and Class C shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge and no contingent deferred sales charge will be imposed on any Value Stock Fund shares exchanged in the Reorganization. Additional information with respect to these charges by Disciplined Value Fund is set forth herein, in the Prospectus of Disciplined Value Fund accompanying this Proxy Statement and Prospectus and in the Disciplined Value Fund Statement of Additional Information ("Disciplined Value Fund Additional Statement"), both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board of the Trust has fixed the close of business on May 2, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of all of the Class A, Class B and Class C shares in the aggregate of Value Stock Fund is required to approve the Reorganization. That level of vote is defined in the Investment Company Act of 1940 as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Value Stock Fund will vote on the Reorganization. The vote of shareholders of Disciplined Value Fund is not being solicited.

At the close of business on the Record Date, there were approximately 9,749,277.342 shares of Value Stock Fund issued and outstanding, consisting of 7,453,297.376 Class A shares, 2,164,670.816 Class B shares and 131,309.150 Class C shares. At the close of business on the Record Date, there were 11,241,439.168 shares of Disciplined Value Fund issued and outstanding, consisting of 7,321,732.016 Class A shares, 647,627.922 Class B shares, 189,451.364 Class C shares and 3,082,627.866 Class Y shares. The presence in person or by proxy of the holders of a majority of the shares of all classes constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Value Stock Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for MML Securities Corporation, 1414 Main Street, Springfield, MA 01144, which owned of record 1,691,756.931 Class A shares of Value Stock Fund as of such date (which represented 22.69% of the outstanding Class A shares of Value Stock Fund; Mass Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, which owned of record 587,681.298 Class A shares of Value Stock Fund as of such date (which represented 7.88% of the outstanding Class A shares of Value Stock Fund) and Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484, which of record owned 121,137.000 Class B shares of Value Stock Fund (5.59% of the outstanding Class B shares of Value Stock Fund as of such date)and 25,879.000 Class C shares of Value Stock Fund (19.70% of the outstanding Class C shares of Value Stock Fund as of such date). The Manager has been advised that such shares were held by Merrill Lynch for the benefit of their respective customers. As of the Record Date, to the knowledge of Disciplined Value Fund, no person owned of record or beneficially owned 5% or more of its outstanding shares except for Mass Mutual Life Insurance Company which owned of record 1,151,545.537 Class A shares of Disciplined Value Fund as of such date (15.72% of the outstanding Class A shares of Disciplined Value Fund as of such date). In addition, as of the record date, the Trustees or Directors and officers of Value Stock Fund and Disciplined Value Fund owned less than 1% of the outstanding shares of either Value Stock Fund or Disciplined Value Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Value Stock Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon);
(ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Value Stock Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Value Stock Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Value Stock Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Value Stock Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Value Stock Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Value Stock Fund and Disciplined Value Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Value Stock Fund and Disciplined Value Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Value Stock Fund and Disciplined Value Fund, respectively, in the amounts so incurred by each.

                           COMPARATIVE FEE TABLE

Value Stock Fund and Disciplined Value Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in each class of Value Stock Fund with the direct expenses of investing in each class of Disciplined Value Fund and the pro forma expenses of the surviving fund after giving effect to the reorganization.

                         Value Stock Fund              Disciplined Value Fund
                  Class A         Class B  Class C  Class A  Class B  Class C     Class Y
                  Shares Shares   Shares         Shares   Shares   Shares    Shares
Shareholder Transaction Expenses
Maximum Sales Charge              5.75%       None          None         5.75%       None        None
None
on Purchases (as a % of
offering price)

Maximum
Deferred Sales           None(1)    5% in the      1% if    None(1)   5% in the 1% if     None
Charge (as a %                      first year     shares             first year     shares are
of the lower                        declining      are                          declining redeemed
of the original                     to 1% in       redeemed           to 1% in  within 12
purchase price                      the sixth      within 12                    the sixth months of
or redemption                       year and       months of                    year and  purchase
proceeds)                eliminated     purchase            eliminated
                         thereafter                thereafter
Maximum
Sales Charge on          None       None     None           None      None          None  None
Reinvested Dividends

Exchange Fee             None       None     None           None      None      None None



                       Pro Forma Surviving Disciplined Value Fund
                       Class A   Class B     Class C   Class Y
                       Shares    Shares      Shares    Shares

Shareholder Transaction Expenses
Maximum Sales Charge on          5.75%       None      None None
Purchases (as a %
of offering price)

Maximum
Deferred Sales Charge  None(1)   5% in the   1% if     None
(as a % of the lower             first year, shares are
of the original                  declining   redeemed
purchase price                   to 1% in    within 12
or redemption                    the sixth   months of
proceeds                         year and    purchase
                                 eliminated
                                 thereafter

Maximum Sales Charge on          None        None      None None
Reinvested Dividends


Exchange Fee           None      None        None      None

(1) If you invest more than $1 million ($500,000 or more for purchases by "Retirement Plans," as defined in "Class
A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares, you may have to pay a sales charge
of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1,
1997)from the end of the calendar month during which you purchased those shares.

The following tables are the operating expenses of Class A, Class
B and Class C shares of Value Stock Fund and the operating expenses of Class A, Class B, Class C and Class Y shares of Disciplined Value Fund are based on expenses for the twelve month period ended December 31, 1996. The pro forma information is an estimate of the business expenses of the surviving Disciplined Value Fund after giving effect to the reorganization. All amounts shown are a percentage of net assets of each class of each of the funds.


                  Value Stock Fund                Disciplined Value Fund
             Class A  Class B  Class C  Class A  Class B  Class C  Class Y

Management Fees     0.74%  0.74%    0.74%        0.62%         0.62%        0.62%         0.62%

12b-1 Plan Fees     0.24%  1.00%    1.00%        0.23%         1.00%        1.00%         n/a
Other Expenses      0.22%  0.23%    0.28%        0.25%         0.30%        0.30%         0.24%
Total Fund Operating
  Expenses          1.20%  1.97%    2.02%        1.11%         1.92%        1.92%         0.86%

                      Pro Forma Surviving Disciplined Value Fund
                    Class A    Class B       Class C      Class Y


Management Fees     0.61%      0.61%         0.61%        0.61%

12b-1 Plan Fees     0.24%      1.00%         1.00%        n/a
Other Expenses      0.22%      0.23%         0.27%        0.22%
Total Fund Operating
  Expenses          1.07%      1.84%         1.88%        0.83%

The 12b-1 fees for Class A shares of Value Stock Fund and Disciplined Value Fund are service plan fees. The service plan fees are a maximum of 0.25% of average annual net assets of Class A shares of each fund. The 12b-1 fees for Class B and Class C shares of each of the funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Examples

To try and show the effect of the expenses on an investment over time, the Hypotheticals shown below have been created. Assume that you make a $1,000 investment in Class A, Class B and Class C shares of Value Stock Fund, or Class A, Class B, Class C and Class Y shares of Disciplined Value Fund, or Class A, Class B, Class C and Class Y of the pro forma surviving Disciplined Value Fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.


                               1 year     3 years    5 years    10 years*


Oppenheimer Value Stock Fund
     Class A Shares            $69        $93        $120       $195
     Class B Shares            $70        $92        $126       $191
     Class C Shares            $31        $63        $109       $235

Oppenheimer Disciplined Value Fund
     Class A Shares            $68        $91        $115       $185
     Class B Shares            $70        $90        $124       $184
     Class C Shares            $30        $60        $104       $224
     Class Y Shares            $9         $27        $48        $106

Pro Forma Surviving
Oppenheimer Disciplined Value Fund
     Class A Shares            $68        $90        $113       $181
     Class B Shares            $69        $88        $120       $177
     Class C Shares            $29        $59        $102       $220
     Class Y Shares            $8         $26        $46        $103

If you did not redeem your investment, it would incur the following expenses:

                               1 year     3 years    5 years    10 years*

Oppenheimer Value Stock Fund
     Class A Shares            $69        $93        $120       $195
     Class B Shares            $20        $62        $106       $191
     Class C Shares            $21        $63        $109       $235

Oppenheimer Disciplined Value Fund
     Class A Shares            $68        $91        $115       $185
     Class B Shares            $20        $60        $104       $184
     Class C Shares            $20        $60        $104       $224
     Class Y Shares            $9         $27        $48        $106

Pro Forma Surviving
Oppenheimer Disciplined Value Fund
     Class A Shares            $68        $90        $113       $181
     Class B Shares            $19        $58        $100       $177
     Class C Shares            $19        $59        $102       $220
     Class Y Shares            $8         $26        $46        $103

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because each of the funds automatically converts your Class B shares into Class A shares after 6 years. Long term Class B and C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the funds, all of which may be more or less than the amounts shown.

                                 SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Value Stock Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as an Annex hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Disciplined Value Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization

Oppenheimer Integrity Funds was organized in 1982 as a multi-series Massachusetts business trust and Oppenheimer Value Stock Fund is a series of that Trust. Oppenheimer Integrity Funds is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. Disciplined Value Fund is a diversified series of Oppenheimer Series Fund, Inc. which was organized in 1981 as a Maryland corporation and is an open-end management investment company. Organized as a series fund, Oppenheimer Series Fund, Inc. presently has five series, including the Disciplined Value Fund. Value Stock Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112 and Disciplined Value Fund is located at Two World Trade Center, New York, New York 10048-0203. Oppenheimer Value Stock Fund is governed by a Board of Trustees (the "Board") and Oppenheimer Disciplined Value Fund is governed by a separate Board of Directors. OppenheimerFunds, Inc. (the "Manager") whose address is Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to Value Stock Fund and Disciplined Value Fund (collectively referred to herein as the "funds"). Additional information about the parties is set forth below.

Shares to be Issued. All shareholders of Value Stock Fund who own Class A shares will receive Class A shares of Disciplined Value Fund in exchange for their Class A shares of Value Stock Fund. Shareholders of Value Stock Fund who own Class B shares will receive Class B shares of Disciplined Value Fund in exchange for their Class B shares of Value Stock Fund. Shareholders of Value Stock Fund who own Class C shares will receive Class C shares of Disciplined Value Fund in exchange for their Class C shares of Value Stock Fund. The voting rights of shares of each fund are substantially the same. See Rights of Shareholders below for more information.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Value Stock Fund to Disciplined Value Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund. The net asset value of Disciplined Value Fund Class A, Class B and Class C shares issued in the exchange will equal the value of the assets of Value Stock Fund received by Disciplined Value Fund. In conjunction with the Closing of the Reorganization, presently scheduled for July 25, 1997, Value Stock Fund will distribute the Class A, Class B and Class C shares of Disciplined Value Fund received by Value Stock Fund on the Closing Date to holders of Class A, Class B and Class C shares of Value Stock Fund, respectively. As a result of the Reorganization, each Class A, Class B and Class C Value Stock Fund shareholder will receive the number of full and fractional Disciplined Value Fund Class A, Class B and Class C shares that equals in value such shareholder's pro rata interest in the assets transferred to Disciplined Value Fund as of the Valuation Date. The Board has determined that the interests of existing Value Stock Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of Oppenheimer Integrity Funds, as that term is defined in the Investment Company Act, (the "Independent Trustees'), has concluded that the Reorganization is in the best interests of Value Stock Fund and its shareholders and recommends approval of the Reorganization by Value Stock Fund shareholders.
If the Reorganization is not approved, Value Stock Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization into Disciplined Value Fund so that shareholders of Value Stock Fund may become shareholders of a larger fund, which after such reorganization is anticipated to allow shareholders to participate in a similar fund with lower expenses. The Board considered pro forma information which indicated the expense ratio of a combined fund would be lower than that of Value Stock Fund, as shown above under "Comparative Fee Table." In addition, the Board also considered information with respect to the long-term historical performance of Value Stock Fund and Disciplined Value Fund. For the five and ten year periods ended December 31, 1996, the average annual returns were better for Disciplined Value Fund than for Value Stock Fund.

The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to shareholders of Value Stock Fund.

Tax Consequences of the Reorganization

In the opinion of Deloitte & Touche LLP, tax adviser to Value Stock Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either fund, or by the shareholders of either fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

Value Stock Fund

Value Stock Fund invests its assets to seek long-term growth of capital and income primarily through investments in stocks of well established companies. Under normal market conditions Value Stock Fund primarily invests in a diversified portfolio of (i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and (iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. Value Stock Fund will invest primarily in cash dividend-paying stocks. Value Stock Fund may also invest in foreign equity and debt securities and may write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks.

Disciplined Value Fund

Disciplined Value Fund invests its assets to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. Under normal market conditions, Disciplined Value Fund expects to invest primarily in common stocks. Disciplined Value Fund may also invest in U.S. Government securities and corporate debt obligations, including corporate bonds rated below investment grade securities (commonly called "junk bonds") and may invest to a limited degree in foreign securities. Disciplined Value Fund may write covered calls and use certain types of "hedging instruments" and "derivative instruments" to seek to reduce the risks of market fluctuations that affect the value of the securities the Disciplined Value Fund holds.

Investment Advisory and Distribution and Service Plan Fees

The terms and conditions of each investment advisory agreement are similar. Both funds obtain investment management services from the Manager. The management fee is computed on the net asset value of each fund as of the close of business each day and payable monthly at the following annual rates: Value Stock Fund pays 0.75% of the first $100 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million and 0.66% of net assets in excess of $500 million. Disciplined Value Fund pays 0.625% of the first $300 million of average annual net assets, 0.50% of the next $100 million of average annual net assets and 0.45% of average annual net assets in excess of $400 million. For Value Stock Fund, the Manager employs a Sub-Adviser, David L. Babson & Co., Inc. (the "Sub-Adviser") and under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser the following annual fees, which decline on additional assets as the fund grows: 0.40% of the first $50 million of the fund's average annual net assets and 0.20% of net assets in excess of $50 million.

Value Stock Fund and Disciplined Value Fund have both adopted Service Plans for their respective Class A shares. Both Service Plans provide for reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under each plan, payment is made at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of each of the funds.

Value Stock Fund and Disciplined Value Fund have adopted Distribution and Service Plans (the "Plans") for Class B and Class C shares under which each fund pays the Distributor for its services in connection with distributing Class B and Class C shares and servicing accounts. Under each Plan, the funds pay the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less and on Class C shares. The funds also pay the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B and Class C shares determined as of the close of each regular business day of each fund. The Distribution and Service Plan for Value Stock Class B shares is a reimbursement plan whereby, the payments made under the plan are not to exceed the lesser of the rates specified for service fee and asset-based sales charge or the Distributor's costs incurred in connection with the distribution of Value Stock Fund's Class B shares. The Distribution and Service Plans for Class C shares of Value Stock Fund and Class B and Class C shares of Disciplined Value fund are compensation plans whereby payments by the funds are made at a fixed rate as specified above and the funds' payments are not limited to reimbursing the Distributor's costs. Under a compensation plan, it is possible that a fund may pay more to the Distributor than under a reimbursement plan.

Purchases, Exchanges and Redemptions

Both Value Stock Fund and Disciplined Value Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

Both Value Stock Fund and Disciplined Value Fund have a maximum initial sales charge of 5.75% on Class A shares. Investors who purchase more than $1 million ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which shares are purchased. Each of the funds has a contingent deferred sales charge imposed on the proceeds of Class
B shares redeemed within six years of buying them. The contingent deferred sales charge ("CDSC") varies depending on how long you hold your shares. Each of the funds has a contingent deferred sales charge of 1% imposed on the proceeds of Class C shares if redeemed within twelve months of their purchase. Class A, Class B and Class C shares of Disciplined Value Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Value Stock Fund shares exchanged for Disciplined Value Fund shares as a result of the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund's Prospectus for further information.


                          PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Disciplined Value Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information.

Stock Investment Risk. All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both funds' investments, their investment performance, and the prices of their shares. Because both funds usually invest a substantial portion (and from time to time may invest all) of their assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. This market risk will affect each fund's net asset values per share, which will fluctuate as the values of the fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time. Because of the types of companies each fund invests in and the investment techniques used, some of which may be speculative, both funds are designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your principal.

Interest Rate Risks. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Disciplined Value Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the fund's portfolio of debt securities. Value Stock Fund does not normally invest in debt securities. Disciplined Value Fund has the ability to invest up to 10% of it assets in high-yield securities however, as of the fiscal year ended October 31, 1996, Disciplined Value Fund held no high-yield securities. If Disciplined Value Fund were to invest in high-yield securities, those securities may be subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the prospectus for Disciplined Value Fund.

Foreign Securities

There are risks of foreign investing that increase the risk of investing in both Value Stock Fund and in Disciplined Value Fund and also increase the operating costs of both funds. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because Value Stock Fund and Disciplined Value Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. If assets of Value Stock Fund or Disciplined Value Fund are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by that Fund's Board of Trustees if such approval is required under SEC regulations. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of both funds.

Derivative Investments

Both funds may invest in a number of different kinds of "derivative" investments. In general, a "derivative" investment is a specially designed investment whose performance is linked to the performance of another investment or security. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by stock market and interest rate changes in the U.S. and abroad. All of this can mean that the fund may realize less principal or income from the investment than expected. Certain derivative investments held by the funds may trade in the over-the counter market and may be illiquid.

Hedging Instruments

Each fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. If a covered call written by the fund is exercised on a security that has increased in value, the fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the funds limit their exposure to the amount of its assets denominated in foreign currency.


                      APPROVAL OF THE REORGANIZATION
                              (The Proposal)

Reasons for the Reorganization

At meetings of the Board of Trustees of Oppenheimer Integrity Funds(the "Board") held February 25, 1997 and April 29, 1997, the Trustees reviewed and discussed materials relevant to the proposed Reorganization. The Board, including the Independent Trustees, unanimously approved the Reorganization and recommended to shareholders of Value Stock Fund that they approve the Reorganization. Both funds offer Class A, Class B and Class C shares and the terms and conditions of their offer, sale, redemption and exchange, distribution arrangements, expenses borne separately by each class and other related matters are essentially the same. The Board considered that this will facilitate an exchange. In the reorganization, Class A, Class B and Class C shareholders of Value Stock Fund will receive Class A, Class B and Class C shares, respectively, of Disciplined Value Fund.

In considering the proposed Reorganization, the Board reviewed information which demonstrated that Value Stock Fund is a slightly smaller fund, with $189.8 million in net assets as of December 31, 1996. In comparison, Disciplined Value Fund had $198.6 million of net assets as of December 31, 1996. It is not anticipated that Value Stock Fund will increase substantially in size in the near future. After the reorganization, the shareholders of Value Stock Fund will be shareholders of a larger fund and will likely incur lower operating, transfer agency and other expenses. Thus economies of scale may benefit shareholders of Value Stock Fund.

Among several other factors, the Board focused on the investment objectives of the two funds. Oppenheimer Value Stock Fund seeks long-term growth of capital and income primarily through investments in stocks of well established companies. Disciplined Value Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration for Disciplined Value Fund. Both funds are expected to invest a substantial portion of their assets in stocks. The investment techniques and strategies for the funds are similar with respect to purchasing equity securities, debt securities, derivatives, hedging instruments, illiquid securities, convertible securities, warrants and rights and lending of securities. The only major differences between the funds regarding permitted investments is that Disciplined Value Fund may invest in high-yield securities. For the fiscal year ended October 31, 1996, Disciplined Value Fund held no high-yield securities. Disciplined Value Fund's investment in foreign securities are limited, but Value Stock fund has no limitation on the amount it invests in foreign securities. Accordingly, the Board determined that investment objectives and techniques were comparable.

The Board, in reviewing financial information, considered the investment advisory fee rate of both funds (also known as the "management fee rate"). The management fee rates for Value Stock Fund are 0.75% of the first $100 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million and 0.66% of average annual net assets in excess of $500 million. Value Stock Fund also employs a Sub-Adviser and under a Sub-Advisory Agreement, the Manager (not the fund) pays the Sub-Adviser the following annual fees, which decline on additional assets as the fund grows: 0.40% of the first $50 million of the fund's average annual net assets and 0.20% of net assets in excess of $50 million. Value Stock Fund's management fee for its fiscal year ended December 31, 1996 was 0.74% of average annual net assets for Class A, Class B and Class C shares. The management fee rates of Disciplined Value Fund are 0.625% of the first $300 million of average annual net assets; 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million.
Disciplined Value Fund's management fee for the fiscal period of January 1, 1996 to October 31, 1996 was 0.625% of the average annual net assets for Class A, Class B and Class C shares (on an annualized basis). Class C shares were offered commencing May 1, 1996. If the two funds were combined, shareholders of Disciplined Value Fund would have a reduced management fee of approximately 0.615% for Class A, Class B and Class C shares. The Board considered pro forma information which indicated that the expense ratio of a combined fund would therefore be lower than that of Value Stock Fund.

In addition to the above, the Board also considered information with respect to the historical performance of Value Stock Fund and Disciplined Value Fund, including the performance information contained in Exhibit B to this Proxy Statement. The Board recognized that for certain periods, the average annual return for Value Stock Fund was better than that of Disciplined Value Fund. The Board believes, however, that the prospects for the Disciplined Value Fund in the future were favorable.

The Board also considered that the Reorganization is expected to be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to shareholders of Value Stock Fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Value Stock Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Disciplined Value Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund, (ii) these shares will be distributed among the shareholders of Value Stock Fund in complete liquidation of Value Stock Fund, (iii) the outstanding shares of Value Stock Fund will be canceled. Disciplined Value Fund will not assume any of Value Stock Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Disciplined Value Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Value Stock Fund other than its Cash Reserve; and (ii) the shareholders of Value Stock Fund as of the close of business on the Closing Date will become shareholders of either Class A, Class B or Class C shares of Disciplined Value Fund.

The effect of the Reorganization will be that shareholders of Value Stock Fund who vote their Class A, Class B and Class C shares in favor of the Reorganization will be electing to redeem their shares of Value Stock Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A, Class B or Class C shares of Disciplined Value Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Value Stock Fund which is sufficient in the discretion of the Board for the payment of: (a) Value Stock Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Disciplined Value Fund. Value Stock Fund and Disciplined Value Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Value Stock Fund will not exceed $75,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Value Stock Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Disciplined Value Fund will be in compliance with all of its investment policies and restrictions. Value Stock Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Value Stock Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Value Stock Fund's shareholders all of Value Stock Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Value Stock Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Value Stock Fund for Class A, Class
B and Class C shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of certain liabilities of Value Stock Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Value Stock Fund has represented to Deloitte & Touche LLP, tax adviser to Value Stock Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of Value Stock Fund's outstanding shares, and, to Value Stock Fund's best knowledge, there is no plan or intention on the part of the remaining Value Stock Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Disciplined Value Fund Class A, Class B or Class C shares received in the transaction that would reduce Value Stock Fund shareholders' ownership of Disciplined Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Value Stock Fund shares as of the same date. Disciplined Value Fund and Value Stock Fund have each represented to Deloitte & Touche LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Disciplined Value Fund and Value Stock Fund will receive the opinion of Deloitte & Touche LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. Value Stock Fund and Disciplined Value Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Value Stock Fund upon the distribution of Class A, Class B or Class C shares of beneficial interest in Disciplined Value Fund to the shareholders of Value Stock Fund pursuant to
     Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Value Stock Fund by reason of the transfer of its assets solely in exchange for Class A, Class B or Class C shares of Disciplined Value Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Disciplined Value Fund by reason of the transfer of Value Stock Fund's assets solely in exchange for Class A, Class B or Class C shares of Disciplined Value Fund.

6. The shareholders of Value Stock Fund will have the same tax basis and holding period for the shares of beneficial interest in Disciplined Value Fund that they receive as they had for Value Stock Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by Value Stock Fund to Disciplined Value Fund will have the same tax basis and holding period in the hands of Disciplined Value Fund as they had for Value Stock Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.

Shareholders of Value Stock Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Value Stock Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Value Stock Fund and Disciplined Value Fund and indicates the pro forma combined capitalization as of December 31, 1996 as if the Reorganization had occurred on that date.

December 31, 1996
                                                         Net Asset
                                                    Shares    Value
                                     Net Assets     Outstanding    Per Share

Oppenheimer Value Stock Fund
                      Class A        $ 148,128,771   7,286,952     $ 20.33
                      Class B        $ 40,142,493    1,988,433     $ 20.19
                      Class C        $ 1,855,870     91,685        $ 20.24

Oppenheimer Disciplined Value Fund
                      Class A        $ 190,234,571   9,799,816     $ 19.41
                      Class B        $ 7,355,534     376,390  $ 19.54
                      Class C        $ 953,716       49,329   $ 19.33
                      Class Y        $ 950           49  $ 19.41

Oppenheimer Disciplined Value Fund
(Pro Forma Surviving Fund)
                      Class A        $ 338,363,342   17,431,386    $ 19.41
                      Class B        $ 47,498,027    2,430,765     $ 19.54
                      Class C        $ 2,809,586     145,339  $ 19.33
                      Class Y        $ 950           49  $ 19.41


Reflects issuance of 7,631,570 of Class A shares, 2,054,375 of Class B shares and 96,010 of Class C shares of Disciplined Value
Fund in a tax-free exchange for the net assets of Value Stock Fund, aggregating $190,127,134.

The pro forma ratio of expenses to average annual net assets of the Class A shares at December 31, 1996 would have been 1.11%. The pro forma ratio of expenses to average net assets of Class B shares at December 31, 1996 would have been 1.92%. The pro forma ratio of expenses to average net assets of Class C shares at December 31, 1996 would have been 1.93%. The pro forma ratio of expenses to average net assets of Class Y shares at December 31, 1996 would have been 0.87%.

                            COMPARISON BETWEEN
                             VALUE STOCK FUND
                        AND DISCIPLINED VALUE FUND

Information about Value Stock Fund and Disciplined Value Fund is presented below. Additional information about Disciplined Value Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus, and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

Disciplined Value Fund

Disciplined Value Fund seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. Under normal circumstances, most of the fund's assets will be invested in stocks. The Manager chooses stock investments for the fund using a quantitative value oriented investment discipline in combination with fundamental securities analysis. A stock may have a low price-earnings ratio (for example, below the price-earnings ratio of the S&P 500 Index) because it is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. This may cause market analysts and investors to reevaluate the issuer's earnings expectations and the price-earnings multiple, which in turn may cause the company's stock price to increase in value.

As stocks with low price-earnings ratios and favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the fund. When the price-earnings ratio of a stock held by Disciplined Value Fund moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the fund will normally sell the stock.

Disciplined Value Fund may invest the remainder of its net assets (up to 10% under normal circumstances) in U.S. Government securities and corporate debt obligations, including convertible bonds, which may be rated as low as B by Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc., Duff & Phelps, Inc. or another nationally recognized statistical rating organization. The Statement of Additional Information for Disciplined Value Fund contains a more detailed discussion of the debt securities the fund may invest in. Under normal market conditions, the fund may maintain up to 15% of its net assets in cash and cash equivalent investments. When market conditions are unstable, the fund may invest without limit in high-quality short-term debt securities for temporary defensive purposes.

Consistent with the foregoing policies, Disciplined Value Fund may invest to a limited degree in securities of foreign issuers, including issuers in developing countries.

Value Stock Fund

Value Stock Fund seeks its investment objective by investing, under normal market conditions, primarily in a diversified portfolio of
(i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and (iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. Value Stock Fund invests primarily in cash dividend-paying stocks. To provide liquidity or for temporary defensive purposes, Value Stock Fund may invest all or any portion of its assets in high-quality, short-term money market instruments.

Value Stock Fund seeks to invest in the securities of companies which, in the opinion of the Sub-Advisor, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. This would include stocks selling below their historical price/earnings ranges relative to the Standard & Poor's 500 Stock Index or below their historical price/book value ranges. The Sub-Adviser will give strong consideration to securities of companies whose current prices do not adequately reflect, in its opinion, the ongoing business value of the enterprise.

The securities in which Disciplined Value Fund and Value Stock Fund may invest are summarized below. Both funds invest in substantially the same types of securities and have similar restrictions. When investing its assets Disciplined Value Fund may not invest more than 5% of its total assets in securities other than United States Government or Government agency securities in any one issuer or more than 15% of the fund's total assets in any one bank. Value Stock, on the other hand, may not buy securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities if with respect to 75% of its total assets, (1) more than 5% would be invested in the securities of such issuer or (2) it would own more than 10% of the issuer's voting securities. This means that Value Stock Fund could invest up to 25% of its total assets in any one issuer.

Permitted Investments by Both Value Stock Fund and Disciplined
Value Fund

Stock Investment Risks

Both Disciplined Value Fund and Value Stock Fund each normally invest most, or a substantial portion, of their assets in stocks. Therefore, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect each fund's net asset values per share, which will fluctuate as the values of each fund's portfolio securities change. The types of securities each fund purchases are described below. Each fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the fund's assets in any one industry or sector.

Because of the types of securities each fund invests in and the investment techniques each fund uses, some of which may be speculative, both Disciplined Value Fund and Value Stock Fund are designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their investment in the hope of achieving capital appreciation. Neither fund is intended for investors seeking assured income and preservation of capital. Investing for capital appreciation entails the risk of loss of all or part of your investment. Because changes in securities market prices can occur at any time, there is no assurance that either fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

Foreign Securities

Disciplined Value Fund may purchase equity securities issued by foreign companies and debt securities issued or guaranteed by foreign governments or their agencies. Disciplined Value Fund may purchase securities of companies located in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. As a matter of fundamental policy, Disciplined Value Fund may not invest more than 10% of its total assets in foreign securities, except that the fund may invest up to 25% of its total assets in foreign equity and debt securities that are (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
(ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. Disciplined Value Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

Value Stock Fund may invest in debt and equity securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. Foreign debt securities may include government bonds, and debentures and notes issued by foreign companies. Some of these debt securities may have variable interest rates or "floating" interest rates that change as prevailing levels of interest rates change. Those changes will affect the income the fund receives. Value Stock Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries it may invest.

There are special risks in investing in foreign securities. More information about the risks and potential rewards of investing in foreign securities is described above in the section entitled "Principal Risk Factors" and is contained in each fund's respective Statement of Additional Information.

Convertible Securities.

Both funds may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."


Portfolio Turnover

A change in the securities held by either fund is known as "portfolio turnover." Neither Fund ordinarily engages in short-term trading to try to achieve its objective. For each fund's portfolio turnover rate, see "Financial Highlights" in each fund's respective Prospectus or Annual Report.

Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and may result in Disciplined Value Fund and Value Stock Fund's realization of capital gains or losses for tax purposes. It may also affect either fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions either fund pays to shareholders. Both funds qualified in their last fiscal year and intend to do so in the coming year, although both funds reserve the right not to qualify.

Hedging

Both funds may purchase and sell certain kinds of futures contracts, forward contracts, and options on futures and broadly-based stock indices. Additionally, Value Stock Fund may purchase and sell certain kinds of put and call options. Disciplined Value Fund may write covered call options on securities, stock indices and foreign currency. These are all referred to as "hedging instruments." Neither Fund uses hedging instruments for speculative purposes, and both have limits on the use of them, described below. The hedging instruments the funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" section in each fund's respective Statement of Additional Information.

Both funds may use hedging instruments for a number of purposes. Each fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Each fund may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the funds' exposure to the securities market.

Forward contracts are used by both funds to try to manage foreign currency risks on foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the funds for liquidity purposes or to raise cash to distribute to shareholders.

Both funds may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index
Futures) or foreign currencies (these are called Forward Contracts and are discussed below).

Value Stock Fund may buy and sell certain kinds of put options
(puts) and call options (calls). Calls the fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of The Nasdaq Stock Market, Inc., or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options.
A call or put option may not be purchased by Value Stock Fund if the value of all of the fund's put and call options would exceed 5% of the fund's total assets.

Value Stock Fund may buy calls on debt securities, broadly-based stock indices, foreign currencies or Stock Index Futures. The fund may also buy calls to terminate its obligation on a call they previously wrote.

Both funds may write (that is, sell) covered call options. Each call the funds write must be "covered" while it is outstanding. That means the funds must own the investment on which the call was written or each fund must own other securities that are acceptable for the escrow arrangements required for calls. The funds may write calls on futures contracts each fund owns, but these calls must be covered by securities or other liquid assets each fund owns and segregated to enable it to satisfy each fund's obligations if the call is exercised. After either fund writes a call, not more than 20% of the assets of Disciplined Value fund or 25% of the assets of Value Stock Fund may be subject to calls. When either fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the respective fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the respective fund keeps the cash premium (and the investment).

Value Stock Fund may purchase and sell put options. Buying a put on an investment gives the fund the right to sell the investment at a set price to a seller of a put on that investment. Value Stock Fund can buy only those puts that relate to securities that it owns, broadly-based stock indices, foreign currencies or Stock Index Futures. Value Stock Fund can buy a put on a Stock Index Future whether or not it owns the particular Stock Index Future in its portfolio.

Value Stock Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, but only if those puts are covered by segregated liquid assets. Value Stock Fund will not write a put if it will require more than 25% of the fund's total assets to be segregated.

Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. Both funds may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. Both funds limit their exposure in foreign currency exchange contracts in a particular foreign currency to the amount of their respective assets denominated in that currency or in a closely-correlated currency.

Hedging instruments can be volatile investments and may involve special risks which are described above in the section entitled "Principal Risk Factors." Options trading involves the payment of premiums and has special tax effects on either fund. There are also special risks in particular hedging strategies. If a covered call written by either fund is exercised on an investment that has increased in value, either fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that either fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in each fund's respective Statement of Additional Information.


Loans of Portfolio Securities

To raise cash for liquidity purposes, both funds may lend their portfolio securities to brokers, dealers and other financial institutions. Both Disciplined Value Fund and Value Stock Fund restrict loans of securities wherein the value of the securities loaned exceeds 25% of the value of that fund's total assets. These loans are subject to the conditions in each fund's Statements of Additional Information. Neither fund presently intends to lend its portfolio securities, but if they do the value of the securities borrowed is not expected to exceed 5% of each fund's total assets.

Illiquid and Restricted Securities

Both of the funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The funds will not invest more than 10% of their net assets in illiquid or restricted securities (each fund's Board may increase that limit to 15%). The fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.


Derivative Investments

Value Stock Fund and Disciplined Value Fund can invest in a number of different kinds of "derivative investments." Each fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The funds may not purchase or sell physical commodities; however, the funds may purchase and sell foreign currency in hedging transactions. This policy also does not prevent the funds from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above). Investing in derivative investments involves certain risks which are described above in the section entitled "Principal Risk Factors."

Repurchase Agreements

Each of the funds may enter into repurchase agreements. Neither of the funds will enter into repurchase agreements that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days (that limit may be increased to 15% by either fund's Board). However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs in disposing of the collateral and losses if there is any delay in doing so.


Warrants and Rights

Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Both funds may invest up to 5% of their total assets in warrants or rights. That 5% limitation does not apply to warrants Disciplined Value Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of either fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. For further details, see "Warrants and Rights" in each fund's respective Statement of Additional Information.

"When-Issued" and Delayed Delivery Transactions

Both funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the fund if the value of the security declines prior to the settlement date.

Debt Instruments

Under normal market conditions, Disciplined Value Fund may invest some of its assets (normally up to 10%) in debt securities. Value Stock Fund may also invest in debt securities issued or guaranteed by the U.S. Government. Some debt instruments the funds may invest include the following:

U.S. Government Securities

Both funds may invest in U.S. Government Securities which include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the funds hold U.S. Government Securities each may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained above, under "Hedging."

Lower-Grade Debt Securities

Disciplined Value Fund may also invest in "lower-grade" debt securities which generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or "Baa" by Moody's Investors Services, Inc. ("Moody's") or similar ratings given by other domestic or foreign rating organizations, or for securities that are not rated by a nationally-recognized rating organization but the Manager judges them to be comparable to lower-rated securities. Disciplined Value Fund will not purchase securities rated below B by Moody's or Standard & Poor's. Disciplined Value Fund may retain securities whose ratings fall below B after purchase unless and until the Manager determines that disposing of such securities is in the fund's best interest.

Temporary Defensive Investments

Each fund may invest substantial amounts of its assets in debt securities when market conditions are unstable. Such debt securities include rated or unrated bonds and debentures, cash equivalents and money market instruments, commercial paper rated "A-1" or better by Standard & Poor's or "P-1" or better by Moody's, or U.S. government securities. It is expected that at the time of purchase, debt securities that would make up the Fund's temporary defensive investments would be rated BBB or above by S&P or Baa or above by Moody's or another nationally recognized statistical rating organization or if unrated, of comparable quality as determined by the Manager.

Investment Restrictions

Value Stock Fund and Disciplined Value Fund have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of these investment restrictions which are different for each fund. Other investment restrictions for each fund are substantially the same:


Under these fundamental policies, the funds cannot do the following:

   Value Stock Fund cannot make short sales except for sales
"against the box";

  Value Stock Fund cannot borrow money or enter into reverse repurchase agreements, except that Value Stock Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of Value Stock Fund's total assets taken at current market value; Value Stock Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of Value Stock Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);

  Disciplined Value Fund cannot borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of its total assets;

  Disciplined Value Fund cannot allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements);

  Value Stock Fund cannot concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers of any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry);

  Disciplined Value Fund cannot invest more than 25 percent of the value of its total assets in the securities of issuers in any single industry, provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

  Value Stock Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets
(1) more than 5% of Value Stock Fund's total assets would be invested in the securities of such issuer, or (2) Value Stock Fund would own more than 10% of that issuer's voting securities;

  Disciplined Value Fund cannot(a) invest more than 5 percent of its total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15 percent of its total assets in the obligations of any one bank; and
(b) Disciplined Value Fund cannot purchase more than either (i) 10 percent in principal amount of the outstanding debt securities of an issuer, or (ii) 10 percent of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements;

  Value Stock Fund may not invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent Value Stock Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

  Disciplined Value Fund cannot purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that such portfolio may: (1) purchase securities of issuers which invest or deal an any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange;

  Value Stock Fund may not make loans other than by investing in obligations in which Value Stock Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities and Value Stock Fund may not make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

  Disciplined Value Fund cannot make loans, except that it may (1) lend portfolio securities in accordance with its investment policies up to 33 1/3% of its total assets taken at market value,
(2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;

  Value Stock Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of Value Stock Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

  Disciplined Value Fund cannot mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except as may be necessary in connection with borrowings, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of its total assets, taken at market value at the time thereof;

  Value Stock Fund may not purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer;

  Disciplined Value Fund cannot issue senior securities, except as permitted above;

  Alone, or together with any other portfolio or portfolios, Disciplined Value Fund cannot make investments for the purpose of exercising control over, or management of, any issuer;

  Disciplined Value Fund cannot purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10 percent of Disciplined Value Fund's total assets, taken at market value, would be invested in such securities;

  Disciplined Value Fund cannot purchase any securities on margin (except that the Company may obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position;

  Disciplined Value Fund cannot underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act in selling portfolio securities;

  Disciplined Value Fund cannot write, purchase or sell puts, calls or combinations thereof, except that covered call options may be written;

  Disciplined Value Fund cannot invest in securities of foreign issuers if at the time of acquisition more than 10 percent of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25 percent of the total assets of such portfolio may be invested in the aggregate in such securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange; and

  Disciplined Value Fund cannot invest more than 10 percent in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than 2 days, portfolio securities which do not have readily available market quotations and all other illiquid assets.

                      Unless the prospectus of the fund states that a percentage restriction applies on an ongoing basis, it applies only at the time that fund makes an investment and the fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the fund.

Description of Brokerage Practices

The brokerage practices of the funds are the same. Subject to the provisions of each fund's advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of each advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Manager. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When either fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

The research services provided by a particular broker may be useful to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to either fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was not executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the each fund's portfolio or being considered for purchase.

During Value Stock Fund's fiscal years ended December 31, 1994, 1995 and 1996, total brokerage commissions paid by the fund (not including spreads or concessions on principal transactions on a net trade basis) were $18,630, $62,009 and $72,570, respectively. Of that amount, during the fiscal year ended December 31, 1996, $18,058 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $11,618,184. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

During Disciplined Value Fund's fiscal years ended October 31, 1994, 1995 and October 31, 1996, total brokerage commissions paid by the fund (not including spreads or concessions on principal transactions on a net trade basis) were $249,665, $233,480 and $173,513, respectively. Of that amount, during the fiscal year ended October 31, 1996, $166,527 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $107,956,581. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Please refer to the Statement of Additional Information for each fund for further information on each fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for Value Stock Fund for the fiscal year ended December 31, 1996 was 1.20% for Class A, 1.97% for Class B and 2.02% for Class C shares (on an annualized basis). The ratio of expenses to average annual net assets for Disciplined Value Fund for the fiscal year ended October 31, 1996, for its Class A, Class B, Class C and Class Y shares (on an annualized basis) were 1.11%, 1.87%, 1.87% and 0.97%, -

respectively. Further details are set forth above under "Comparative Fee Table", and in Value Stock Fund's Annual Report as of December 31, 1996, and Disciplined Value Fund's Annual Report as of October 31, 1996, which are included in the Statement of Additional Information. The performance of the funds for the 1,3,5 and 10 year periods ended December 31, 1996 is set forth in Exhibit B.

Shareholder Services

The policies of Value Stock Fund and Disciplined Value Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Value Stock Fund and Disciplined Value Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either Fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other OppenheimerFunds. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of Disciplined Value Fund may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge in Class A shares of the funds or other Oppenheimer funds without paying a sales charge. Value Stock Fund may redeem accounts valued at less than $1,000, if the account has fallen below such stated amount for reasons other than market value fluctuations. Disciplined Value Fund may redeem accounts with less than 100 shares if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each such fund, including shares of each class, entitle the holder to one vote per share on the election of trustees or directors of the respective Trust or Company and all other matters submitted to shareholders of the fund. Each share of the fund represents an interest in the fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of each fund vote together with the shareholder of other series of the applicable Trust or Company in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees or Directors and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class. The Board of Both the Trust and the Company are authorized to create new series and classes of series. The Boards may reclassify unissued shares of the funds into additional series or classes of shares. The Boards may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Most amendments to the Declaration of Trust governing Value Stock Fund or the Articles of Incorporation governing Disciplined Value Fund require the approval of a "majority" of the outstanding voting securities (as defined in the Investment Company Act) of the respective Trust or Company's shares without regard to class.
Under certain circumstances, shareholders of Value Stock Fund may be held personally liable as partners for the funds' obligations, however, under the Declaration of Trust such a shareholder is entitled to certain indemnification rights and the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

Class A, Class B and Class C shares of Value Stock Fund and the Class A, Class B and Class C shares of Disciplined Value Fund which Value Stock Fund shareholders will receive in the Reorganization and Class Y shares of Disciplined Value Fund participate equally in the funds' dividends and distributions and in the funds' net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different and Class B and Class C dividends and distributions will be lower than Class A and Class Y dividends.

It is not contemplated that the Trust or the Company will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Value Stock Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the funds have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.


Organization and History

Oppenheimer Integrity Funds was organized in 1982 as a multi-series Massachusetts business trust and Oppenheimer Value Stock Fund is a series of that Trust. Oppenheimer Integrity Funds is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. Disciplined Value Fund is a diversified series of Oppenheimer Series Fund, Inc. which was organized in 1981 as a Maryland corporation and is an open-end management investment company. Organized as a series fund, Oppenheimer Series Fund, Inc. presently has five series, including the Disciplined Value Fund. Both the Trust and the Company have their own Boards, the Trust is governed by a Board of Trustees (the "Board") and the Company is governed by a separate Board of Directors.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for Value Stock Fund and also acts as the investment adviser to Disciplined Value Fund. The terms and conditions of the investment advisory agreement for each fund are substantially the same. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis - Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manger to the Sub-Adviser for Value Stock
Fund.   The 12b-1 Distribution and Service Plan fees paid by fund
with respect to Class A, Class B and Class C shares are set forth above under "Synopsis - Investment Advisory and Distribution and Service Plan Fees." No Distribution and Service Plan fees are paid by Disciplined Value Fund with respect to Class Y shares.

Pursuant to each investment advisory agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both investment advisory agreements require the Manager to provide Value Stock Fund and Disciplined Value Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

David L. Babson & Co., Inc., (the "Sub-Adviser"), acts as the Value Stock Fund's sub-adviser. The Sub-Adviser is responsible for choosing the fund's investments and its duties and responsibilities are set forth in its contract with the Manager. The Manager, not Value Stock Fund, pays the Sub-Adviser. The Sub-Adviser began managing equity assets in 1968. It became a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") in June 1995. It advises other mutual funds and institutional clients.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by OppenheimerFunds Distributor, Inc., the funds' distributor (the "Distributor"), under the General Distributor's Agreement are paid by the funds. The advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees or Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Value Stock Fund for the fiscal year ended December 31, 1996 was $1,315,853. For the fiscal year ended October 31, 1996, the management fee paid by Disciplined Value Fund was $924,150.

The funds' investment advisory agreements contain no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the funds' total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the funds. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the funds' last fiscal year, the funds' expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $60 billion as of March 31, 1997, with more than 3 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for Value Stock Fund and Disciplined Value Fund and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement for each of the funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each fund and Class Y shares of Disciplined Value Fund. During Value Stock Fund's fiscal year ended December 31, 1996, the aggregate sales charges on sales of Value Stock Fund's Class A shares were $345,153, of which the Distributor and an affiliated broker-dealer retained in the aggregate $192,834. During Value Stock Fund's fiscal year ended December 31, 1996, the contingent deferred sales charges collected on Value Stock Fund's Class B and Class C shares totaled $49,374 and $0, respectively, all of which the Distributor retained. For the fiscal year ended October 31, 1996, the aggregate amount of sales charges on sales of Disciplined Value Fund's Class A shares was $513,544, of which $341,543 was retained by the Distributor and an affiliated broker-dealer. Contingent deferred sales charges collected by the Distributor on the redemption of Class B and Class C shares for the fiscal year ended October 31, 1996 totaled $3,336 and $0, respectively, all of which was retained by the Distributor. For additional information about distribution of the funds' shares and the payments made by the funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in each fund's Statement of Addition Information.

Purchase of Additional Shares

Class A shares of Value Stock Fund and Class A shares of Disciplined Value Fund may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of either fund's Class A shares of $25,000 or more. For purchases of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in each fund's prospectus) if those shares are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class B shares of Value Stock Fund and Disciplined Value Fund are sold at net asset value without an initial sales charge, however, if Class B shares of either fund are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares of either fund may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted. Class Y shares are sold without a sales charge and are only available to certain qualified institutional purchasers.

The initial sales charge and contingent deferred sales charge on Class A shares, Class B and Class C shares of Disciplined Value Fund will only affect shareholders of Value Stock Fund to the extent that they desire to make additional purchases of shares of Disciplined Value Fund in addition to the shares which they will receive as a result of the Reorganization. The Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Disciplined Value Fund at net asset value.
Future dividends and capital gain distributions of Disciplined Value Fund, if any, may be reinvested without sales charge. The contingent deferred sales charge for each class of shares for both funds is the same. If Class A, Class B or Class C shares of Value Stock Fund are currently subject to a contingent deferred sales change, the Disciplined Value Fund shares issued in the Reorganization will continue to be subject to the same contingent deferred sales charge. Any Value Stock Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of Value Stock Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Disciplined Value Fund.

Dividends and Distributions

Value Stock Fund declares dividends from net investment income and pays such dividends to shareholders quarterly. Value Stock Fund may also make distributions annually in December out of any net short-term or long-term capital gains. Disciplined Value Fund declares and pays dividends and capital gains distributions, if any,
annually.   Dividends are paid separately for each class of shares
and normally, the dividends on Class A and Class Y shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A and Class Y shares. There is no fixed dividend rate for either fund and there can be no assurance that either fund will pay any dividends or distributions.


                 METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Value Stock Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Value Stock Fund, excluding the Cash Reserve, will be delivered to Disciplined Value Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund. The Cash Reserve to be retained by Value Stock Fund will be sufficient in the discretion of the Board for the payment of Value Stock Fund's liabilities, and Value Stock Fund's expenses of liquidation.

Assuming the shareholders of Value Stock Fund approve the Reorganization, the actual exchange of assets is expected to take place on July 25, 1997, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Value Stock Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Value Stock Fund after that date will be treated as requests for redemptions of Class A, Class B or Class C shares of Disciplined Value Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Disciplined Value Fund, and the value of the assets of Value Stock Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Disciplined Value Fund in the valuation of assets. Disciplined Value Fund is not assuming any of the liabilities of Value Stock Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Disciplined Value Fund to Value Stock Fund will be the same as the value of the assets received by Disciplined Value Fund. For example, if, on the Valuation Date, Value Stock Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Disciplined Value Fund would be $100,000. If the net asset value per share of Disciplined Value Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 shares of Disciplined Value Fund would be distributed to the former shareholders of Value Stock Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing Date, Value Stock Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Disciplined Value Fund received by Value Stock Fund at the closing, in liquidation of the outstanding shares of Value Stock Fund, and the outstanding shares of Value Stock Fund will be canceled. To assist Value Stock Fund in this distribution, Disciplined Value Fund will, in accordance with a shareholder list supplied by Value Stock Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Disciplined Value Fund to each shareholder of Value Stock Fund. Certificates for Class A, Class
B and Class C shares of Disciplined Value Fund will be issued upon written request of a former shareholder of Value Stock Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Disciplined Value Fund and only of shares represented by certificates are delivered for cancellation. Former shareholders of Value Stock Fund who wish certificates representing their shares of Disciplined Value Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Value Stock Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization.
After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Disciplined Value Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Value Stock Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Disciplined Value Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Value Stock Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Value Stock Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Value Stock Fund will complete its liquidation.

Under the Reorganization Agreement, either Value Stock Fund or Disciplined Value Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.


                          ADDITIONAL INFORMATION

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Value Stock Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of December 31, 1996, which are included in its Statement of Additional Information. Financial information for Disciplined Value Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of October 31, 1996, which are included in its Statement of Additional Information.

Public Information

Additional information about Value Stock Fund and Disciplined Value Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Disciplined Value Fund's Prospectus dated December 16, 1996, as supplemented May 1, 1997, accompanying this Proxy Statement and incorporated herein; (ii) Value Stock Fund's Prospectus dated April 30, 1997, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Disciplined Value Fund's Annual Report as of October 31, 1996, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Value Stock Fund's Annual Report as of December 31, 1996, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information relating to this Reorganization, which incorporates by reference the Disciplined Value Fund Statement of Additional Information dated December 16, 1996, and Value Stock Fund's Prospectus dated April 30, 1997, and Statement of Additional Information dated April 30, 1997; the organization and operation of Disciplined Value Fund and Value Stock Fund; more information on investment policies, practices and risks; information about the Trust and the Company's respective Boards and their responsibilities; a further description of the services provided by Disciplined Value Fund's and Value Stock Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Disciplined Value Fund and Value Stock Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

The Trust on behalf of Value Stock Fund and the Company on behalf of Disciplined Value Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Value Stock Fund and Disciplined Value Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                              OTHER BUSINESS

Management of Value Stock Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees


Andrew J. Donohue, Secretary

May 30, 1997                                                            375





                                                                EXHIBIT A

                  AGREEMENT AND PLAN OF REORGANIZATION


 AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of April 30, 1997 by and between Oppenheimer Integrity Funds (the "Trust") on behalf of its series, Oppenheimer Value Stock Fund ("Value Stock Fund"), a Massachusetts business trust, and Oppenheimer Series Funds, Inc. (the "Company") on behalf of its series, Oppenheimer Disciplined Value Fund ("Disciplined Value Fund"), a Maryland Corporation.

                           W I T N E S S E T H:

 WHEREAS, the parties are each open-end investment companies of the management type; and

 WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Value Stock Fund through the acquisition by Disciplined Value Fund of substantially all of the assets of Value Stock Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of certain liabilities of Value Stock Fund, which Class A, Class B and Class C shares of Disciplined Value Fund are to be distributed by Value Stock Fund pro rata to its shareholders in complete liquidation of Value Stock Fund and complete cancellation of its shares;

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

 1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Disciplined Value Fund of substantially all of the properties and assets of Value Stock Fund in exchange for Class A, Class B and Class C shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of certain liabilities of Value Stock Fund, followed by the distribution of such Class A, Class B and Class C shares of Disciplined Value Fund shares to the Class A, Class B and Class C shareholders of Value Stock Fund in exchange for their Class A, Class B and Class C shares of Value Stock Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share transfer books of Value Stock Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Value Stock Fund; redemption requests received by Value Stock Fund after that date shall be treated as requests for the redemption of the shares of Disciplined Value Fund to be distributed to the shareholder in question as provided in
Section 5.

 2. On the Closing Date (as hereinafter defined), all of the assets of Value Stock Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Value Stock Fund sufficient in its discretion for the payment of the expenses of Value Stock Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Disciplined Value Fund, in exchange for and against delivery to Value Stock Fund on the Closing Date of a number of Class A, Class B and Class C shares of Disciplined Value Fund, having an aggregate net asset value equal to the value of the assets of Value Stock Fund so transferred and delivered.

 3. The net asset value of Class A, Class B and Class C shares of Disciplined Value Fund and the value of the assets of Value Stock Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Disciplined Value Fund and the Class A, Class B and Class C shares of Value Stock Fund shall be done in the manner used by Disciplined Value Fund and Value Stock Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.
The methods used by Disciplined Value Fund in such computation shall be applied to the valuation of the assets of Value Stock Fund to be transferred to Disciplined Value Fund.

      Value Stock Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Value Stock Fund's shareholders all of Value Stock Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

 4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on July 25, 1997 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

      In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

 5. In conjunction with the closing, Value Stock Fund shall distribute on a pro rata basis to the shareholders of Value Stock Fund on the Valuation Date the Class A, Class B and Class C shares of Disciplined Value Fund received by Value Stock Fund on the Closing Date in exchange for the assets of Value Stock Fund in complete liquidation of Value Stock Fund; for the purpose of the distribution by Value Stock Fund of Class A, Class B and Class C shares of Disciplined Value Fund to its shareholders, Disciplined Value Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Disciplined Value Fund on the books of Disciplined Value Fund to each Class A, Class B and Class C shareholder, respectively of Value Stock Fund in accordance with a list (the "Shareholder List") of its shareholders received from Value Stock Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of Disciplined Value Fund to each shareholder of Value Stock Fund; certificates for Class A, Class B and Class C shares of Disciplined Value Fund will be issued upon written request of a former shareholder of Value Stock Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Disciplined Value Fund.

      The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Value Stock Fund, indicating his or her share balance. Value Stock Fund agrees to supply the Shareholder List to Disciplined Value Fund not later than the Closing Date. Shareholders of Value Stock Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Disciplined Value Fund which they received.

 6. Within one year after the Closing Date, Value Stock Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Disciplined Value Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Value Stock Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Value Stock Fund outstanding on the Valuation Date.

 7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Disciplined Value Fund will be in compliance with all of its investment policies and restrictions. Promptly after the Closing, Value Stock Fund shall deliver to Disciplined Value Fund two copies of a list setting forth the securities then owned by Value Stock Fund. Promptly after the Closing, Value Stock Fund shall provide Disciplined Value Fund a list setting forth the respective federal income tax bases thereof.

 8. Portfolio securities or written evidence acceptable to Disciplined Value Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Value Stock Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Value Stock Fund on the Closing Date to Disciplined Value Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Disciplined Value Fund for the account of Disciplined Value Fund. Shares of Disciplined Value Fund representing the number of shares of Disciplined Value Fund being delivered against the assets of Value Stock Fund, registered in the name of Value Stock Fund, shall be transferred to Value Stock Fund on the Closing Date. Such shares shall thereupon be assigned by Value Stock Fund to its shareholders so that the shares of Disciplined Value Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Value Stock Fund is unable to make delivery under this Section 8 to Disciplined Value Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Value Stock Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Value Stock Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Value Stock Fund will deliver to Disciplined Value Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Disciplined Value Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Disciplined Value Fund.

 9. Disciplined Value Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Value Stock Fund, but Value Stock Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Value Stock Fund. Value Stock Fund and Disciplined Value Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Disciplined Value Fund and Value Stock Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Value Stock Fund and Disciplined Value Fund, respectively, in the amounts so incurred by each.

 10. The obligations of Disciplined Value Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of Value Stock Fund shall have approved the Agreement and the transactions contemplated thereby, and Value Stock Fund shall have furnished to Disciplined Value Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Value Stock Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. Disciplined Value Fund shall have received an opinion dated the Closing Date of counsel to Value Stock Fund, to the effect that (i) Value Stock Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Value Stock Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Value Stock Fund.

      C.   The representations and warranties of Value Stock
Fund contained herein shall be true and correct at and as of the Closing Date, and Disciplined Value Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Trust, dated the Closing Date, to that effect.

      D. On the Closing Date, Value Stock Fund shall have furnished to Disciplined Value Fund a certificate of the Treasurer or Assistant Treasurer of the Trust as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Value Stock Fund as of the Closing Date.

      E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Value
Stock Fund at the close of business on the Valuation Date.

      F. A Registration Statement on Form N-14 filed by the Trust under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 30, 1997.

      G. On the Closing Date, Disciplined Value Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Disciplined Value Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Value Stock Fund arising out of litigation brought against Value Stock Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Value Stock Fund delivered to Disciplined Value Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H. Disciplined Value Fund shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

      I. Disciplined Value Fund shall have received at the closing all of the assets of Value Stock Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

 11. The obligations of Value Stock Fund hereunder shall be subject to the following conditions:

      A. The Board of Directors of the Company shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Disciplined Value Fund shall have furnished to Value Stock Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Company.

      B. Value Stock Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Value Stock Fund, and Value Stock Fund shall have furnished Disciplined Value Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

      C. Value Stock Fund shall have received an opinion dated the Closing Date of counsel to Disciplined Value Fund, to the effect that (i) Disciplined Value Fund is a series of the Company and is duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion);
(ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Disciplined Value Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Disciplined Value Fund, and (iii) the shares of Disciplined Value Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

      D. The representations and warranties of Disciplined
Value Fund contained herein shall be true and correct at and as of the Closing Date, and Value Stock Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Disciplined Value Fund to that effect dated the Closing Date.

      E. Value Stock Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) Value Stock Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Value Stock Fund's outstanding shares, and, to Value Stock Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Disciplined Value Fund shares received in the transaction that would reduce Value Stock Fund shareholders' ownership of Disciplined Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Value Stock Fund and Disciplined Value Fund that, as of the Closing Date, Value Stock Fund and Disciplined Value Fund will qualify as regulated investment companies or will meet the diversification test of
Section 368(a)(2)(F)(ii) of the Code, will be as follows:

           1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of
Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

           2. Value Stock Fund and Disciplined Value Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

           3. No gain or loss will be recognized by the shareholders of Value Stock Fund upon the distribution of shares of beneficial interest in Disciplined Value Fund to the shareholders of Value Stock Fund pursuant to Section 354 of the Code.

           4. Under Section 361(a) of the Code no gain or loss will be recognized by Value Stock Fund by reason of the transfer of substantially all its assets in exchange for shares of Disciplined Value Fund.

           5. Under Section 1032 of the Code no gain or loss will be recognized by Disciplined Value Fund by reason of the transfer of substantially all Value Stock Fund's assets in exchange for Class A, Class B and Class C shares of Disciplined Value Fund and Disciplined Value Fund's assumption of certain liabilities of Value Stock Fund.

           6. The shareholders of Value Stock Fund will have the same tax basis and holding period for the Class A, Class B or Class C shares of beneficial interest in Disciplined Value Fund that they receive as they had for Value Stock Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

           7. The securities transferred by Value Stock Fund to Disciplined Value Fund will have the same tax basis and holding period in the hands of Disciplined Value Fund as they had for Value Stock Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

      F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Value
Stock Fund at the close of business on the Valuation Date.

      G.   A Registration Statement on Form N-14 filed by the
Company under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 30, 1997.

      H. On the Closing Date, Value Stock Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Value Stock Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Disciplined Value Fund arising out of litigation brought against Disciplined Value Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Disciplined Value Fund delivered to Value Stock Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      I. Value Stock Fund shall acknowledge receipt of the shares of Disciplined Value Fund.

 12. The Trust on behalf of Value Stock Fund hereby represents and warrants that:

      A. The financial statements of Value Stock Fund as at December 31, 1996 (audited) heretofore furnished to Disciplined Value Fund, present fairly the financial position, results of operations, and changes in net assets of Value Stock Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from December 31, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Value Stock Fund, it being agreed that a decrease in the size of Value Stock Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

      B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Value Stock Fund's shareholders, Value Stock Fund has authority to transfer all of the assets of Value Stock Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

      C. The Prospectus, as amended and supplemented, contained in Value Stock Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D.   There is no material contingent liability of Value
Stock Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Value Stock Fund, threatened against Value Stock Fund, not reflected in such Prospectus;

      E. Except for this Agreement, there are no material contracts outstanding to which Value Stock Fund is a party other than those ordinary in the conduct of its business;

      F. Value Stock Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Value Stock Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Value Stock Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Value Stock Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Value Stock Fund ended December 31, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

      H. Value Stock Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Value Stock Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Value Stock Fund intends to meet such requirements with respect to its current taxable year.

 13. The Company on behalf of Disciplined Value Fund hereby represents and warrants that:

      A. The financial statements of Disciplined Value Fund as at October 31, 1996 (audited) heretofore furnished to Value Stock Fund, present fairly the financial position, results of operations, and changes in net assets of Disciplined Value Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1996 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Disciplined Value Fund, it being understood that a decrease in the size of Disciplined Value Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

      B. The Prospectus, as amended and supplemented, contained in the Company's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of Disciplined Value Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Disciplined Value Fund, threatened against Disciplined Value Fund, not reflected in such Prospectus;

      D. There are no material contracts outstanding to which Disciplined Value Fund is a party other than those ordinary in the conduct of its business;

      E. Disciplined Value Fund is series of the company which is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Disciplined Value Fund which it issues to Value Stock Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable; and will conform to the description thereof contained in Disciplined Value Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Disciplined Value Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All Federal and other tax returns and reports of Disciplined Value Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Disciplined Value Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Disciplined Value Fund ended October 31, 1996 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Disciplined Value Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Disciplined Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Disciplined Value Fund intends to meet such requirements with respect to its current taxable year;

      H. Disciplined Value Fund has no plan or intention (i) to dispose of any of the assets transferred by Value Stock Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the Agreement, Disciplined Value Fund intends to operate its business in a substantially unchanged manner.

 14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Disciplined Value Fund hereby represents to and covenants with Value Stock Fund that, if the reorganization becomes effective, Disciplined Value Fund will treat each shareholder of Value Stock Fund who received any of Disciplined Value Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Disciplined Value Fund received by such shareholder for the purpose of making additional investments in shares of Disciplined Value Fund, regardless of the value of the shares of Disciplined Value Fund received.

 15. Disciplined Value Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Oppenheimer Value Stock Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and, upon closing, to cause the cancellation of its outstanding shares.

 16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date
(i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

 17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

 18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

 19. Value Stock Fund understands that the obligations of Disciplined Value Fund under the Agreement are not binding upon any Director or shareholder of Disciplined Value Fund personally, but bind only Disciplined Value Fund and Disciplined Value Fund's property.

 20. Disciplined Value Fund understands that the obligations of Value Stock Fund under the Agreement are not binding upon any Trustee or shareholder of Value Stock Fund personally, but bind only Value Stock Fund and Value Stock Fund's property. Disciplined Value Fund represents that it has notice of the provisions of the Declaration of Trust of Value Stock Fund disclaiming shareholder and Trustee liability for acts or obligations of Value Stock Fund.

 IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                          OPPENHEIMER SERIES FUND, INC.,
                          on behalf of,
                          OPPENHEIMER DISCIPLINED VALUE FUND






      By:__________________________________
                     Andrew J. Donohue, Secretary






                     OPPENHEIMER INTEGRITY FUNDS
                     on behalf of
                     OPPENHEIMER VALUE STOCK FUND




                     By:_________________________________
                          Andrew J. Donohue, Vice President
                                                    and Secretary

Exhibit B



               Average Annual Total Returns
               for the Periods Ended 3/31/97

                                     1-year  3-year      5-year  10-year

Disciplined Value Fund Class A Shares(1)     13.23 15.75      14.88     12.79
Value Stock Fund Class A Shares      15.02   16.47       12.81    10.95

Disciplined Value Fund Class B Shares(2)     12.07 n/a   n/a  n/a
Value Stock Fund Class B Shares      14.14   17.15 n/a   n/a

Disciplined Value Fund Class C Shares(3)     10.78 n/a   n/a  n/a
Value Stock Fund Class C Shares      14.12   n/a   n/a   n/a

Disciplined Value Fund Class Y Shares (4)    2.91  n/a   n/a  n/a

Total Returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is in each fund's Prospectus.

(1) Class A returns include the current maximum initial sales charge of 5.75%. Disciplined Value Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, so that actual results would have been lower.

(2) Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

(3) The Class C return shown is a cumulative total return from the inception of the Class on May 1, 1996 and reflects the deduction of the 1% contingent deferred sales charge for the 1-year result. Class C shares are subject to an annual 0.75% asset-based sales charge.

(4) The Class Y return shown is a cumulative total return form the inception of the class on December 16, 1996


MERGE\375PROXY
                                             B-1
OPPENHEIMER
Disciplined Value Fund

Prospectus Dated December 16, 1996

Oppenheimer Disciplined Value Fund is a mutual fund that seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. In selecting investments for the Fund, the investment advisor uses a quantitative value oriented investment discipline in combination with fundamental securities analysis. The Fund may also invest in corporate and U.S. Government debt obligations and short-term debt instruments. The Fund may also use "hedging" instruments to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the December 16, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                        OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Contents


     ABOUT THE FUND
     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objective and Policies
     Investment Risks
     Investment Techniques and Strategies
     How the Fund is Managed
     Performance of the Fund

     ABOUT YOUR ACCOUNT
     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares
     Class Y Shares

     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans

     How to Sell Shares
     By Mail
     By Telephone

     How to Exchange Shares
     Shareholder Account Rules and Policies
      Gains and Taxes
     Appendix A.: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and the share of a Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal period January 1, 1996 through October 31, 1996.

       Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" starting on page 22 for an explanation of how and when these charges apply.

                         Class A        Class B        Class C   Class Y
                         Shares         Shares         Shares    Shares
Maximum Sales Charge
on Purchases (as a % of
offering price)          5.75%          None           None      None


Maximum Deferred Sales Charge
(as a % of the lower of the
original offering price or
redemption proceeds)     None(1)   5% in the      1% if shares   None
                                   first year,    are redeemed
                                   declining to   within 12 months
                                   1% in the of   purchase(2)
                                   sixth year
                                   and eliminated
                                   thereafter(2)

Maximum Sales Charge on
Reinvested Dividends     None           None           None      None

Exchange Fee             None           None           None      None

Redemption Fee           None(3)        None(3)        None(3)   None(3)



(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 27)in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2) See "How to Buy Shares -- Buying Class B Shares," and "Buying
Class C Shares" below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemption proceeds paid by Federal Funds wire, but not for redemptions paid by check or ACH transfer through AccountLink.

       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                         Class A   Class B   Class C   Class Y
                         Shares    Shares    Shares    Shares
Management Fees          0.625%    0.625%    0.625%    0.625%
12b-1 Plan Fees          0.243%    1.00%     1.00%     0.0%
Other Expenses           0.262%    0.255%    0.245%    0.262%
Total Fund
Operating Expenses       1.13%     1.88%     1.87%     0.89%

     The numbers for Class A and Class B shares in the chart above are based on the Fund's expenses during the fiscal period of January 1, 1996 to October 31, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that period. Class C shares were not publicly offered before May 1, 1996. Therefore, the Class C Annual Fund Operating Expenses shown are based on expenses for the period from May 1, 1996 until October 31, 1996. Class Y shares were not publicly offered before December 16, 1996. Accordingly, the "Total Fund Operating Expenses" for Class Y shares are estimates based upon amounts that would have been payable if Class Y shares had been outstanding during the fiscal period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the Fund's assets represented by each class of shares.

     The "12b-1 Distribution Plan Fees" for Class A shares are the service fees (which can be up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, 12b-1 Plan Fees include the service fees (which can be up to a maximum of 0.25%) and an annual asset-based sales charges of 0.75%. These plans are described in greater detail in "How to Buy Shares."

       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year    3 years   5 years   10 years*


Class A Shares      $68       $91       $116      $187
Class B Shares      $69       $89       $122      $183
Class C Shares      $29       $59       $101      $219
Class Y Shares      $ 9       $28       $ 49      $110

If you did not redeem your investment, it would incur the following expenses:

                    1 year    3 years   5 years   10 years*

Class A Shares      $68       $91       $116      $187
Class B Shares      $19       $59       $102      $183
Class C Shares      $19       $59       $101      $219
Class Y Shares      $ 9       $28       $ 49      $108

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares into Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Buying Class B Shares" for more information.
     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, which may be more or less than the amounts shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       What is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

       What Does the Fund Invest In? Under normal market conditions, the Fund expects to invest primarily in common stocks. The Fund may also invest in U.S. Government securities and corporate debt obligations, including corporate bonds rated below investment grade securities (commonly called "junk bonds") and may invest to a limited degree in foreign securities. The Fund may write covered calls and use certain types of "hedging instruments" and "derivative instruments" to seek to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.

       Who Manages the Fund? The Fund's investment advisor is OppenheimerFunds, Inc., which (including a subsidiary) advises investment company portfolios having over $60 billion in assets at November 30, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's Board of Directors, elected by shareholders, oversees the investment advisor and the portfolio managers. The Fund has a team of portfolio managers, who are employed by the Manager. Peter M. Antos is the senior portfolio manager and he is assisted by Michael C. Strathearn and Kenneth B. White. Please refer to "How the Fund is Managed," starting on page 15 for more information about the Manager and its fees.

       How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements. A change in value of a particular stock may result from an event affecting the issuer. These changes affect the value of the Fund's investments and its share prices for each class of its shares. The Fund's investments in convertible fixed income securities are subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. In addition, the Fund may invest in high-yield, lower rated convertible fixed income securities. Such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principle and have less liquidity than investments in higher-rated securities. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities.

     In the Oppenheimer funds' spectrum, the Fund is considered a growth fund that is considerably more aggressive than equity income or growth and income funds because it invests for long-term growth of capital in common stocks that tend to be more volatile than other investments. While the Manager tries to reduce risks by diversifying investments, by researching securities before they are purchased for the Fund's portfolio, and in some cases may use hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" beginning on page 22 for more details.

       Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three offers: the individual investor three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75% and reduced for larger purchases. Class B and Class C shares are offered without front-end sales charges, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 22 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day or through your dealer. Please refer to "How To Sell Shares" on page
37. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 39.

       How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages 20 and 21. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. Class B shares have been offered since October 1, 1995. Class C shares have been offered since May 1, 1996. Class Y shares were not publicly offered during the periods shown and consequently, no information on Class Y shares is included in the tables on the following pages or in the Fund's financial statements. The Fund recently changed its fiscal year from December 31 to October 31. The information for the Fund's last fiscal period has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report for the fiscal period ended October 31, 1996 is included in the Statement of Additional Information. Additional information about the performance of the Fund is contained in the 1996 Annual Report which may be obtained without charge by calling the Fund at the telephone number or writing to the Fund's address on the back cover. The information in the table for the fiscal periods prior to 1996 was audited by the Fund's previous independent auditors.

FINANCIAL HIGHLIGHTS                        CLASS A


----------------------------------------------------------------------------------------
                                            TEN MONTHS
                                            ENDED
                                            OCT. 31,      YEAR ENDED DECEMBER 31,
                                            1996(3)       1995          1994        1993          1992         1991
1990
=====================================================================
===============================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $17.84        $14.20        $15.14      $14.20        $14.40
 $11.62       $13.05
------------------------------------------------------------------------------------------------------------------
------------------
Income (loss) from investment operations:
Net investment income                          .15           .25           .22         .30           .26          .25
 .34
Net realized and unrealized gain (loss)       1.88          4.88          (.32)       2.64          1.44
4.00        (1.36)

----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                    2.03          5.13          (.10)       2.94          1.70         4.25
(1.02)
------------------------------------------------------------------------------------------------------------------
------------------
Dividends and distributions to
shareholders:
Dividends from net investment income          (.10)         (.25)         (.22)       (.30)         (.26)
(.25)        (.34)
Distributions from net realized gain          (.12)        (1.24)         (.62)      (1.70)        (1.64)
(1.22)        (.07)

----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                               (.22)        (1.49)         (.84)      (2.00)        (1.90)       (1.47)
 (.41)
------------------------------------------------------------------------------------------------------------------
------------------
Net asset value, end of period              $19.65        $17.84        $14.20       $15.14       $14.20
$14.40       $11.62

=====================================================================
===================
=====================================================================
===============================================================
TOTAL RETURN, AT NET ASSET VALUE(4)         11.41%        36.40%        (0.65)%
20.91%       11.99%       36.91%       (7.98)%
=====================================================================
===============================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $180,784      $118,118      $78,390      $64,495
$45,600      $40,716      $35,202
------------------------------------------------------------------------------------------------------------------
------------------
Average net assets (in thousands)           $135,940      $ 98,063      $71,956      $54,682
$42,432      $36,087      N/A (5)
------------------------------------------------------------------------------------------------------------------
------------------
Ratios to average net assets:
Net investment income (loss)                1.01%(6)      1.53%         1.50%        1.95%        1.74%
   1.74%        2.73%
Expenses                                    1.13%(6)      1.22%         1.02%        1.05%        1.12%
1.19%        1.19%
------------------------------------------------------------------------------------------------------------------
------------------
Portfolio turnover rate(7)                  73.9%         69.7%         98.5%        99.7%        141.7%
148.3%       144.0%
Average brokerage commission rate(8)        $0.0697         --            --           --            --           --
        --

1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Not available.

FINANCIAL HIGHLIGHTS                        CLASS A (CONTINUED)
CLASS B                   CLASS C
                                            ----------------------------------------------      ---------------------
--------
                                                                                                TEN MONTHS   PERIOD
PERIOD
                                                                                                ENDED        ENDED
ENDED
                                            YEAR ENDED DECEMBER 31,                             OCT. 31,
DEC. 31,     OCT. 31,
                                            1989         1988         1987         1986         1996(3)      1995(2)
1996(1)
=====================================================================
===============================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $11.00       $9.80        $11.97       $10.94       $18.08
$17.83       $18.79
------------------------------------------------------------------------------------------------------------------
------------------
Income (loss) from investment operations:
Net investment income                          .51         .20          .22           .24          .05          .02
 .06
Net realized and unrealized gain (loss)       3.30        1.20         (.12)         1.11         1.83
1.40          .94

----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                    3.81        1.40          .10          1.35         1.88         1.42
1.00
------------------------------------------------------------------------------------------------------------------
------------------
Dividends and distributions to
shareholders:
Dividends from net investment income          (.51)       (.20)        (.22)         (.24)        (.07)
(.02)        (.10)
Distributions from net realized gain         (1.25)         --        (2.05)         (.08)        (.12)       (1.15)
      (.12)

----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                              (1.76)       (.20)       (2.27)         (.32)        (.19)       (1.17)
(.22)
------------------------------------------------------------------------------------------------------------------
------------------
Net asset value, end of period              $13.05       $11.00       $9.80        $11.97       $19.77
$18.08       $19.57

=====================================================================
===================
=====================================================================
===============================================================
TOTAL RETURN, AT NET ASSET VALUE(4)         34.86%       14.32%       (0.29)%
12.25%       10.43%       8.04%        5.35%
=====================================================================
===============================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $37,323      $26,285      $19,638      $19,469      $5,854
     $717         $715
------------------------------------------------------------------------------------------------------------------
------------------
Average net assets (in thousands)           N/A (5)      N/A (5)      N/A (5)      N/A (5)      $2,903
 $306         $342
------------------------------------------------------------------------------------------------------------------
------------------
Ratios to average net assets:
Net investment income (loss)                3.90%        1.95%        1.71%        2.21%        0.22%(6)
 0.21%(6)     0.04%(6)
Expenses                                    1.18%        1.23%        1.17%        1.31%        1.88%(6)
1.97%(6)     1.87%(6)
------------------------------------------------------------------------------------------------------------------
------------------
Portfolio turnover rate(7)                  169.8%       246.1%       214.3%       163.2%       73.9%
69.7%        73.9%
Average brokerage commission rate(8)           --           --           --           --        $0.0697        --
   $0.0697

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $128,801,684 and $90,147,069, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.




Investment Objective and Policies

Objective. The Fund seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

Investment Policies and Strategies. Under normal circumstances, most of the Fund's assets will be invested in stocks. The Manager chooses stock investments for the Fund using a quantitative value oriented investment discipline in combination with fundamental securities analysis. A stock may have a low price-earnings ratio (for example, below the price-earnings ratio of the S&P 500 Index) because it is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. This may cause market analysts and investors to reevaluate the issuer's earnings expectations and the price-earnings multiple, which in turn may cause the company's stock price to increase in value.

     As stocks with low price-earnings ratios and favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Fund. When the price-earnings ratio of a stock held by the Fund moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Fund will normally sell the stock.

     The Fund may invest the remainder of its net assets (up to 10% under normal circumstances) in U.S. Government securities and corporate debt obligations, including convertible bonds, which may be rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc., Duff & Phelps, Inc. or another nationally recognized statistical rating organization. The Statement of Additional Information contains a more detailed discussion of the debt securities the Fund may invest in. Under normal market conditions, the Fund may maintain up to 15% of its net assets in cash and cash equivalent investments.

     When market conditions are unstable, the Fund may invest without limit in high-quality short-term debt securities for temporary defensive purposes, as described below.

     Consistent with the foregoing policies, the Fund may invest to a limited degree in securities of foreign issuers, including issuers in developing countries. Please refer to "Foreign
Securities," below.

       Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is not a fundamental policy. Shareholders of the Fund will be given 30 days' advance written notice of a change to the Fund's investment objective.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Directors may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

       Foreign Securities. The Fund may purchase equity and debt securities issued by foreign companies or issued or guaranteed by foreign governments. The Fund may purchase securities in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. As a matter of fundamental policy, the Fund may not invest more than 10% of its total assets in foreign securities, except that the Fund may invest up to 25% of its total assets in foreign equity and debt securities that are (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. There are special risks of investing in foreign securities, described in "Investment Risks," below.

       Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover currently is not expected to be more than 100% a year. The "Financial Highlights," above, show the Fund's portfolio turnover rates during past fiscal years.

     Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code and avoid being taxed on amounts distributed as dividends and capital gains to shareholders. The Fund qualified in its last fiscal year and intends to do so in the current and future years, although it reserves the right not to qualify.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases, may use hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries.

       Foreign Securities Have Special Risks. While foreign securities may offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the value of the securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities and other types of securities are contained in the Statement of Additional Information.


Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more information about these and other practices, including limitations on their use that may help to reduce some of the risks.

       Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants the Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

       "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

       Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so. As a matter of fundamental policy, the Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be invested in illiquid and restricted securities (as described below) which includes repurchase agreements having a maturity beyond seven days.

       Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. As a matter of fundamental policy, the Fund will not invest more than 10% (the Board may increase that limit to 15%) of its total assets in illiquid and restricted securities (including repurchase agreements having a maturity beyond 7 days, portfolio securities which do not have readily available market quotations, and time deposits maturing in more than 2 days). The Fund has undertaken (as a matter of non-fundamental policy) to apply this restriction to 10% of its net assets. The Fund's 10% percent limitation on illiquid securities does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers. The Manager has no present intention of investing more than 5% of the Fund's net assets in Illiquid and Restricted securities.

       Temporary Defensive Investments. When the Manager believes it is appropriate (for example, because of unstable market conditions), the Fund can hold large amounts of cash or invest without limit in money market instruments for temporary defensive purposes. This is in contrast to the Fund's normal holding of up to 15% of its total assets in cash and cash equivalent investments. The Fund will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of domestic or foreign banks and savings and loan associations. The Fund will purchase money market instruments denominated in a foreign currency only within the limitations described under "Foreign Securities." The issuers of foreign money market instruments purchased by the Fund must have at least $1 billion dollars (U.S.) of assets.

     The Fund may also invest in obligations of foreign branches of U.S. banks (referred to as Eurodollar obligations) and U.S.
branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

       Hedging. The Fund may write covered call options on securities, stock indices and foreign currency. It may purchase and sell certain kinds of exchange traded futures contracts, forward contracts, and options on futures, and broadly based stock indices and foreign currencies. These are all referred to as "hedging instruments." While the Fund has not engaged and does not intend to engage extensively in hedging, the Fund may use these instruments for hedging purposes.

     The Fund may write covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures, tend to increase the Fund's exposure to the securities market. See the Statement of Additional Information for a further discussion of the hedging instruments the Fund may purchase or sell. There are special risks of using hedging instruments, described in "Hedging" in the Statement of Additional Information.

       Derivative Investments. Derivative investments may be used by the Fund in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments." There are special risks in investing in derivatives, discussed in the Statement of Additional Information.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Among these fundamental policies, the Fund cannot do any of the following:

        The Fund cannot borrow amounts in excess of 10% of the Fund's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Fund's total assets.

        The Fund cannot invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

        The Fund cannot invest more than 5 percent of the Fund's total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15 percent of the Fund's total assets in the obligations of any one bank.

        The Fund cannot purchase more than either (i) 10 percent in principal amount of the outstanding debt securities of an issuer, or (ii) 10 percent of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements.

     Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund (with the exception of the regulatory percentage limits in the Statement of Additional Information that apply to borrowing). Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is a diversified series of Oppenheimer Series Fund, Inc. (the "Company"). The Company was organized in 1981 as a Maryland corporation and is an open-end management investment company. Organized as a series fund, the Company presently has five series, including the Fund. Until March 18, 1996, the Fund was called Connecticut Mutual Growth Account.

     The Company (and each series, including the Fund) is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Fund" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund normally will not hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

     The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Funds are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the rate of the management fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary)currently manages investment companies, including other Oppenheimer funds, with assets of more than $60 billion as of November 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Management. The Fund has a portfolio management team consisting of three portfolio managers. The principal Portfolio Manager of the Fund is Peter M. Antos. He is a Vice President of the Fund and a Senior Vice President of the Manager and has been the senior portfolio manager of the Fund's portfolio since 1989. He is also a Chartered Financial Analyst and serves as a portfolio manager of other Oppenheimer funds. Mr. Antos was employed since 1976 by the Fund's prior investment adviser, G.R. Phelps & Co., Inc., and served as a Vice President and Senior Portfolio Manager, Equities since 1989, before joining Oppenheimer Funds on March 1, 1996. Mr. Michael C. Strathearn and Mr. Kenneth
B. White are also Vice Presidents and portfolio managers of the Fund and Vice Presidents of the Manager. Each is also a Chartered Financial Analyst, and each was employed, since 1985 and 1987, respectively, by Connecticut Mutual Life Insurance Company, the parent of G.R. Phelps, prior to joining Oppenheimer Funds, Inc. on March 1, 1996. Both have been portfolio managers for the Fund since 1989.

       Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.625% of the first $300 million of average annual net assets; 0.500% of the next $100 million; and 0.450% of average annual net assets in excess of $400 million. The Fund's management fee for the fiscal period of January 1, 1996 to October 31, 1996 was 0.625% of the average annual net assets for each class of shares that were offered. Class C shares were only offered during a portion of the fiscal period of January 1, 1996 to October 31, 1996.

     The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers, banks and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus or on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to market indices.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without including the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if sales charges were deducted.

How has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal period of January 1, 1996 to October 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

  Management's Discussion of Performance. During the fiscal period from January 1, 1996 to October 31, 1996, the domestic stock market performed strongly, reaching record highs. The Manager maintained its strategy of targeting stocks with low price-to-earnings ratios and recent positive earnings surprises. During that fiscal period, the Fund underperformed the stock market. The Manager believes this was due, in part, to investor anxiety about the economic and political environments and a resulting willingness to pay for stocks with higher price-to-earnings ratios that offered a greater level of certainty. The result was that the Manager's stock selection strategy was out of favor in the growing but volatile market environment.

  Comparing the Fund's Performance to the Market The graphs below show the performance of a hypothetical $10,000 investment in Class A , Class B and Class C shares of the Fund held until October 31, 1996. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from the inception of the class on May 1, 1996.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 index, which does not include debt securities. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.


                    Oppenheimer Disciplined Value Fund
                       Comparison of Change in Value
                   of $10,000 Hypothetical Investments
                 in Oppenheimer Disciplined Value Fund and
                             the S&P 500 Index

                                  [Graph]
         Past performance is not predictive of future performance.

                    Oppenheimer Disciplined Value Fund

Average Annual Total Returns of the Fund at 10/31/96

Class A Shares(1)

     1-Year    5-Year    10-Year
     13.41%    15.09%    14.00%

Class B Shares(2)

     1-Year    Life
     15.18%    14.08%



Cumulative Total Return of Class C Shares (3)

     Life
     4.35%

___________________
1. The inception date of the Fund (Class A shares) was 09/16/85. The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum sales charge. The Fund's fiscal year end has changed from 12/31 to 10/31.
2. Class B shares of the Fund first publicly offered on 10/2/95. The average annual total return reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charge the one year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on May 1 1996. The average annual total return in the graph for the six month period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. Only certain institutional investors may purchase a fourth Class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for Retirement Plans,. If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 27) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares, as described in "Buying Class B Shares," below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

       Class Y Shares. Class Y Shares are sold at net asset value per share without the imposition of a sales charge at the time of purchase to separate accounts of insurance companies and other institutional investors ("Class Y Sponsors") having an agreement ("Class Y Agreements") with the Manager or the Distributor. The intent of Class Y Agreements is to allow tax qualified institutional investors to invest indirectly (through separate accounts of the Class Y Sponsor) in Class Y Shares of the Fund and to allow institutional investors to invest directly in Class Y shares of the Fund. Individual investors are not permitted to invest directly in Class Y Shares. As of the date of this Prospectus, Massachusetts Mutual Life Insurance Company (an affiliate of the Manager and the Distributor) acts as Class Y Sponsor for all outstanding Class Y Shares of the Fund. While Class Y shares are not subject to a contingent deferred sales charge, asset-based sales charge or service fee, a Class Y sponsor may impose charges on separate accounts investing in Class Y shares.

     None of the instructions described elsewhere in this Prospectus or the Statement of Additional Information for the purchase, redemption, reinvestment, exchange or transfer of shares of the Fund, the selection of classes of shares or the reinvestment of dividends apply to its Class Y shares. Clients of Class Y Sponsors must request their Sponsor to effect all transactions in Class Y shares on their behalf.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by the class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses your choice will also depend on how much you invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on the shares of Class B or Class C for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater economic impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation. Unlike Class B shares, Class C shares do not convert to Class A shares and remain subject to the asset-based sales charge.

     Of course all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

       Are There Differences In Account Features That Matter To You? Because some features may not be available to Class B or C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

       How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to reimburse the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        Under pension and profit-sharing plans, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C Shares. If you do not choose, your investment will be made in Class A Shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through The Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

       Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds and Former Connecticut Mutual Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. Different sales charge rates and commissions applied to sales of Class A shares prior to March 18, 1996. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front-End Sales          Front-End Sales
                         Charge as           Charge as a           Commission as
                         Percentage of       Percentage of       Percentage of
Amount of Purchase       Offering Price      Amount Invested       Offering Price
Less than $25,000        5.75%               6.10%               4.75%

$25,000 or more but
less than $50,000        5.50%               5.82%               4.75%

$50,000 or more but
less than $100,000       4.75%               4.99%               4.00%

$100,000 or more but
less than $250,000       3.75%               3.90%               3.00%

$250,000 or more but
less than $500,000       2.50%               2.56%               2.00%

$500,000 or more but
less than $1 million     2.00%               2.04%               1.60%


     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        Purchases aggregating $1 million or more.

       Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       Special Arrangements with Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997, dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;

       present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

        registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

        employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

        dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of shares of the Fund);


      (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

        directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

        accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

        any unit investment trust that has entered into an appropriate agreement with the Distributor;

        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

        qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

        shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

        shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

        shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
(other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

        shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; and

        shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

       if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

       Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Directors authorizes such reimbursements, which it has not done as yet) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service provider or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to compensate it for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:




Years Since Beginning of      Contingent Deferred Sales Charge
Month in Which Purchase       On Redemptions in that Year
Order Was Accepted            (As % of Amount Subject to Charge)

0-1                                5.0%
1-2                                4.0%
2-3                                3.0%
3-4                                3.0%
4-5                                2.0%
5-6                                1.0%
6 and following                    None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Different contingent deferred sales charges applied to redemptions of Class B shares prior to March 18, 1996.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for six years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If the Fund terminates either Plan, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

        distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

        redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

        returns of excess contributions to Retirement Plans;

        distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

        shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

        distributions from OppenheimerFunds prototype 401(k) plans
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

        shares sold to the Manager or its affiliates;

        shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

        shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) Prototype Retirement Plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How To Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        You wish to redeem more than $50,000 worth of shares and receive a check

        The redemption check is not payable to all shareholders listed on the account statement

        The redemption check is not sent to the address of record on your account statement

        Shares are being transferred to a Fund account with a different owner or name

        Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

        Your name
        The Fund's name
        Your Fund account number (from your account statement)
        The dollar amount or number of shares to be redeemed
        Any special payment instructions
        Any share certificates for the shares you are selling
        The signatures of all registered owners exactly as the account is registered, and
        Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

     Use the following address     Send courier or Express Mail
     for requests by mail:         requests to:
     OppenheimerFunds Services     OppenheimerFunds Services
     P.O. Box 5270                 10200 E. Girard Avenue
     Denver, Colorado 80217        Building D
                                   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

        To redeem shares through a service representative, call
1-800-852-8457
        To redeem shares automatically on PhoneLink, call
1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. To find out more information about this service contact your dealer or broker. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

        Shares of the fund selected for exchange must be available for sale in your state of residence.

        The prospectuses of the Fund and the fund whose shares you want to buy must offer the exchange privilege.

        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

        You must meet the minimum purchase requirements for the fund you purchase by exchange.

        Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

       Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

     There are certain exchange policies you should be aware of:

        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

        Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a taxable gain or a loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures the Transfer Agent or the Fund may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by the Fund if the account has fewer than 100 shares, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number and any other certifications required by the Internal Revenue Service ("IRS") when you sign your application, or if you violate IRS regulations on tax reporting of income.

       The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare and pay dividends separately for Class A, Class B, Class C and Class Y shares from net investment income, if any, annually. Normally, dividends are paid in December, but the Board of Directors can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends October 31st). Dividends paid on Class A and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A and Class Y shares. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains. Long-term capital gains will be separately identified in the tax information your Fund sends you after the end of the year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

       Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

       Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by the Fund from short-term capital gains and net investment income, including certain net realized foreign exchange gains, are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes. Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of the Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year the Fund will send you and the IRS a statement showing the aggregate amount and character of the dividends and other distributions you received for the previous year.

       "Buying a Dividend". When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions. Share redemptions and repurchases, including redemptions for exchanges, may produce a taxable gain or a loss, which generally will be a capital gain or loss for shareholders who hold shares of the Fund as capital assets. Generally speaking, a capital gain or loss is the difference between your tax basis, which is usually the price you paid for the shares, and the proceeds you received when you sold them. Special tax rules may apply to certain redemptions preceded or followed by investments in the Fund or another Oppenheimer fund.

       Returns of Capital. In certain cases distributions made by the Fund may be considered a return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A return of capital will reduce your tax basis in shares of the Fund but will not be taxable except to the extent it exceeds your tax basis.

       Foreign Taxes. The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments. These taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass such foreign taxes (and any related tax deductions or credits) through to its shareholders.

     This information is only a summary of certain federal tax information about your investment. Tax-exempt or tax-deferred investors, foreign investors, and investors subject to special tax rules (such as certain banks and securities dealers) may have different tax consequences not described above. More tax information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A:  Special Sales Charge Arrangements

I. Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

     The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds (i) that was one of the Former Quest for Value Funds or (ii) that were acquired by exchange from one of those funds or from a fund into which one of the Former Quest for Value Funds merged.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders.

       Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

Number of                Front-End           Front-End Sales     Commission
Eligible                 Sales Charge        Charge as           as Percent-
Employees                as a Percentage     a Percentage        age of Off-
or Members               of Offering Price   of Amount Invested  ering Price
9 or fewer               2.50%               2.56%               2.00%

At least 10 but
not more than 49         2.00%               2.04%               1.60%

     For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 26 to 27 of this Prospectus.

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

       Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were Former Quest for Value Funds or were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

       Waiver of Class A Sales Charges for Certain Shareholders.
Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

        Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

        Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

       Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors who purchased Class A shares from a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

        Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

       Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

       Waivers for Redemptions of Shares Purchased On or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or
(b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in the Fund or another Oppenheimer fund.

Special Dealer Arrangements.

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

     Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.


II. Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Funds

     Certain of the sales charge rates and waivers for Class A and Class B shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of Connecticut Mutual Liquid Account, Connecticut Mutual Government Securities Account, Connecticut Mutual Income Account, Connecticut Mutual Growth Account, Connecticut Mutual Total Return Account, CMIA LifeSpan Diversified Income Account, CMIA LifeSpan Capital Appreciation Account and CMIA LifeSpan Balanced Account (the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds.

Prior Class A CDSC and Class A Sales Charge Waivers

       Class A Contingent Deferred Sales Charge. Certain shareholders of the Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in the Fund or other Former Connecticut Mutual Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the Funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

     Any of the Class A shares of the Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

       Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the Fund's prior distributor, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

     Additionally, Class A shares of the Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

Class A and Class B Contingent Deferred Sales Charge Waivers

In addition to the waivers set forth in "How To Buy Shares," above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and exchanges of Class A or Class B shares of the Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer Fund that was a Former Connecticut Mutual Fund and the shares of such Former Connecticut Mutual Fund were purchased prior to March 18, 1996: (1)by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
Section 457 of the Code, or other employee benefit plans; (4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; (8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

                        APPENDIX TO PROSPECTUS OF
                    OPPENHEIMER DISCIPLINED VALUE FUND

     Graphic material included in Prospectus of Oppenheimer Disciplined Value Fund: "Comparison of Total Return of Oppenheimer Disciplined Value Fund with the S&P 500 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Disciplined Value Fund and the S&P 500 Index."

     Linear graphs will be included in the Prospectus of Oppenheimer Disciplined Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (9/16/85) through 10/31/96, in the case of the Fund's Class B, that graph will cover the period from inception (10/2/95) through 10/31/96, and in the case of Class C shares, that graph will cover the period from the inception of the class (5/1/96) through 10/31/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

             Oppenheimer
Fiscal       Disciplined Value   S&P 500
Period Ended Fund A              Index
------------ -----------------   -------
12/31/85     $9,425              $10,000
12/31/86     $10,580             $11,867
12/31/87     $10,549             $12,490
12/31/88     $12,060             $14,558
12/31/89     $16,264             $19,163
12/31/90     $14,966             $18,567
12/31/91     $20,491             $24,212
12/31/92     $22,947             $26,054
12/31/93     $27,744             $28,674
12/31/94     $27,564             $29,051
12/31/95     $37,596             $39,955
10/31/96     $41,886             $46,597

             Oppenheimer
Fiscal       Disciplined Value   S&P 500
Period Ended Fund B              Index
------------ -----------------   -------
10/02/95(2)  $10,000             $10,000
12/31/95     $10,804             $10,602

10/31/96     $11,530             $12,364


             Oppenheimer
Fiscal       Disciplined Value   S&P 500
Period Ended Fund C              Index
------------ -----------------   -------
5/01/96(3)   $10,000             $10,000
10/31/93     $10,434             $10,908
10/31/94     $10,761             $10,519
10/31/95     $13,898             $13,297
10/31/96     $17,078             $16,499

---------------------
(2) Class B shares of the Fund were first publicly offered on 10/02/95.
(3) Class C shares of the Fund were first publicly offered on 5/01/96.

Oppenheimer Disciplined Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York  10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
375.001.1096 Printed on recycled paper
375PSP.#2
                       OPPENHEIMER VALUE STOCK FUND
             Two World Trade Center, New York, New York 10048
                              1-800-525-7048

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION

                    ___________________________________

             This Statement of Additional Information of
Oppenheimer Disciplined Value Fund consists of this cover page and the following documents:

1.  Statement of Additional Information of Oppenheimer
Disciplined Value Fund dated December 16, 1996.

2.  Prospectus of Oppenheimer Value Stock Fund dated April 30,
1997.

3.  Statement of Additional Information of Oppenheimer Value
Stock Fund dated April 30, 1997.

4.  Oppenheimer Disciplined Value Fund's Annual Report as of
October 31, 1996.

5.  Oppenheimer Value Stock Fund's Annual Report as of December
31, 1996.

6.           Pro Forma Financial Statements, including Pro
Forma Statement of Investments: Value Stock Fund into Disciplined
Value Fund.

             This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown above.


MERGE\375PROXY

Oppenheimer Disciplined Value Fund
Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated December 16, 1996

          This Statement of Additional Information for Oppenheimer Disciplined Value Fund (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Fund's Prospectus dated December 16, 1996. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

          The Fund's investment adviser is OppenheimerFunds, Inc.
(the "Manager").

Contents
                                                           Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . 2
  Other Investment Restrictions. . . . . . . . . . . . .19
How the Fund are Managed . . . . . . . . . . . . . . . .22
  Organization and History . . . . . . . . . . . . . . .22
  Directors and Officers of the Fund . . . . . . . . . .23
  The Manager and Its Affiliates . . . . . . . . . . . .28
Brokerage Policies of the Fund . . . . . . . . . . . . .30
Performance of the Fund. . . . . . . . . . . . . . . . .32
Distribution and Service Plan. . . . . . . . . . . . . .37

About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . .39
How to Sell Shares . . . . . . . . . . . . . . . . . . .47
How to Exchange Shares . . . . . . . . . . . . . . . . .53
Dividends, Capital Gains and Taxes . . . . . . . . . . .52
Additional Information About the Fund. . . . . . . . . .55
Independent Auditors' Report . . . . . . . . . . . . . .56
Financial Statement. . . . . . . . . . . . . . . . . . .57
Appendix: Industry Classification. . . . . . . . . . . A-1

ABOUT THE FUNDS

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in its Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

         Foreign Securities. Consistent with the limitations on foreign investing set forth in the Fund's Prospectus, the Fund may invest in foreign securities. The Fund may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

         "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" for purposes of the Fund's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

           ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign companies. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and generally are in registered form. If ADRs are bought through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service the ADR, there is a risk that the Fund will not learn of corporate actions affecting the issuer in a timely manner. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Investing in foreign securities, and in particular in securities in emerging countries, involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         The Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Dividends, Capital Gains and Taxes."

         Debt Securities. The Fund may invest in debt securities. All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

         Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

         Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

         High Yield Securities. The Fund may invest in high-yield/high risk securities (commonly called junk bonds).

         The Manager does not rely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Fund holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry.
The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

         Risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates which may cause the Fund to invest premature redemption proceeds in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of the Fund. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

         U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities.

         U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

         U.S. Government and Agency. U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (those securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

         GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble
GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2)
U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

         Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

         Mortgage-Backed Securities. The Fund may invest in Mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrower from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

         Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, though various means of structuring the transaction or through a combination of such approaches.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.
The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

Custodial Receipts. The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

         Commercial Paper. The Fund may purchase commercial paper for temporary defensive purposes as described in its Prospectus. In addition, the Fund may invest in variable amount master demand notes and floating rate notes as follows:

         Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Fund's Prospectus.
The Manager and relevant Subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

         Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates.
Variable rates are adjustable at stated periodic intervals;
floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Fund will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to the Fund. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

         Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Fund's Prospectus under "Illiquid and Restricted Securities."

         Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

         Equity Securities. Additional information about some of the types of equity securities the Fund may invest in is provided below.

         Convertible Securities. The Fund may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that pay a fixed rate of interest or dividend and are convertible into the issuer's common stock at the option of the buyer. While the value of these securities depends in part on interest rate changes, their value is also sensitive to the credit quality of the issuer and will change based on the price of the underlying stock. The Manager consequently does not look primarily to the ratings of these securities but considers them as "equity substitutes." While these securities generally offer less potential for gains than common stock and less income than non-convertible bonds, their income helps to provide a cushion against the stock price's declines.

         While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         Warrants and Rights. The Fund may purchase warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         Preferred Stock. The Fund, subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

         Hedging.   Consistent with the limitations set forth in the
Prospectus and below, the Fund may employ one or more of the types of hedging instruments described below. Additional information about the hedging instruments the Fund may use is provided below.
In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

         Covered Call Options on Securities, Securities Indices and Foreign Currencies. The Fund may write covered call options.
Such options may relate to particular U.S. or non-U.S. securities to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. The Fund may purchase and write, as the case may be, call options which are issued by the Options Clearing Corporation
(OCC) or which are traded on U.S. and non-U.S. exchanges.

         Writing Covered Calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

         The Fund shall not write a covered call option if as a result thereof the assets underlying calls outstanding (including the proposed call option) would exceed 20% of the value of the assets of the Fund.

         Futures Contracts and Related Options. To hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes, the Fund may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, currencies and other financial instruments and indices. The Fund may purchase and sell futures contracts on stock indices
and sell options on such futures.   In addition, the Fund that may
invest in securities that are denominated in a foreign currency may purchase and sell futures on currencies and sell options on such futures. The Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

         The Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate
Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

         The Fund may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Financial Future.

         Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         The Fund may use options on futures contracts solely for bona fide hedging or other non-hedging purposes as described below.

         Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. The Fund generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund is denominated ("cross hedge").

         The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund, may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Interest Rate Swap Transactions. The Fund may enter into swap transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by them.
Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

However, the staff of the SEC takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments.

         Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

         Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the
"Investment Company Act"), when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

         Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Fund's Prospectus and above, there is a risk in using short hedging by selling
Futures to attempt to protect against a decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Fund's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of Forward
Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

           There are Special Risks in Investing in Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities" in the Fund's prospectus.

           Loans of Portfolio Securities. Subject to its investment policies and restrictions, the Fund may seek to increase its income by lending portfolio securities to brokers, dealers and financial institutions in transactions other than repurchase agreements. The Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 33-1/3% of the Fund's total assets (taken at market value) and are subject to other conditions set forth in "Other Investment Restrictions." The Fund presently does not intend to engage in loans of securities, but if it does so it does not intend to lend securities that will exceed 5% of the value of the Fund's total assets in the coming year.

         Portfolio Turnover. The Fund's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Fund and do not generally reflect trading for short-term profits.

Other Investment Restrictions

         A.   Fundamental Investment Restrictions

         The Fund has adopted the following fundamental investment restrictions. The Fund's most significant investment restrictions are also set forth in the Prospectus. Fundamental policies cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

         The Fund may not:

         1. Issue senior securities, except as permitted by paragraphs 7, 8, 9 and 11 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

         2. (a) Invest more than 5 percent of its total assets (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank or dealer) or more than 15 percent of its total assets in the obligations of any one bank; and (b) purchase more than either (i) 10 percent in principal amount of the outstanding debt securities of an issuer, or (ii) 10 percent of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements.

         3. Invest more than 25 percent of the value of its total assets in the securities of issuers in any single industry, provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered to be a separate industry. This test shall be applied on a proforma basis using the market value of all assets immediately prior to making any investment.

The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

         4. Alone, or together with any other portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer. The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10 percent of the Fund's total assets, taken at market value, would be invested in such securities.

         6. Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that such portfolio may: (1) purchase securities of issuers which invest or deal an any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

         7. Purchase any securities on margin (except that the Company may obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         9. Borrow amounts in excess of 10 percent of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5 percent of its total assets.

         10. Allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements).

         11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings as mentioned in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of the Fund's total assets, taken at market value at the time thereof.
In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10 percent of the value of the Fund's shares at the maximum offering price. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge.

         12. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the 1933 Act in selling portfolio securities.

         13. Write, purchase or sell puts, calls or combinations thereof, except that covered call options may be written.

         14. Invest in securities of foreign issuers if at the time of acquisition more than 10 percent of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25 percent of the total assets of such portfolio may be invested in the aggregate in such securities
(i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock
Exchange.

         15. Invest more than 10 percent in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than 2 days, portfolio securities which do not have readily available market quotations and all other illiquid assets.

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities and the terms "illiquid securities" and "portfolio securities which do not have readily available market quotations" shall include restricted securities. However, as non-fundamental policies, the Company will treat reverse repurchase agreements as borrowings, master demand notes as illiquid securities and mortgage dollar rolls as sales transactions and not as a financing.

         For purposes of the restriction on investing more than 25% of the Fund's assets in the securities of issuers in any single industry, the category Financial Services as used in the Financial Statements may include several different industries such as mortgage-backed securities, brokerage firms and other financial institutions.

         For purposes of the Fund's policy not to concentrate their assets, described in the above restrictions, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not the Fundamental policy.

         The percentage restrictions described above and in the Fund's Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Funds are Managed

Organization and History. The Company was incorporated in Maryland on December 9, 1981. Prior to March 18, 1996, the Company was named Connecticut Mutual Investment Accounts, Inc. On March 18, 1996 the Fund changed its name from Connecticut Mutual Growth Account to Oppenheimer Disciplined Value Fund.

         As a Maryland corporation, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Directors receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Company valued at $25,000 or more or holding at least 1% of the Company's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Directors may take such other action as set forth under Section 16(c) of the Investment Company Act.

Directors and Officers of the Company. The Company's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Director and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Directors except Ms. Macaskill are directors of Oppenheimer Money Market Fund, Inc. All of the Directors are directors of Oppenheimer Target Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer International Growth Fund, Oppenheimer Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, who are officers of the Company, hold the same offices with the other New York-based Oppenheimer funds as with the Company. As of November 22, 1996, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (two of the officers of the Fund listed below, Ms. Macaskill and Mr. Donohue, are Trustees of that plan) other than the shares beneficially owned under that plan by the officers of the Fund list below.

Leon Levy, Chairman of the Board of Directors; Age: 71
31 West 52nd Street, New York, New York, 10019.
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director*; Age: 63
Vice Chairman of the OppenheimerFunds, Inc. (the "Manager"); formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.
______________________
* A Director who is an "interested person" of the Company as defined in the Investment Company Act.

Benjamin Lipstein, Director; Age:  73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex
Publishers, Inc. (Publishers of Psychology Today on Mother Earth
News) and a director of Spy Magazine, L.P.

Bridget A. Macaskill, President and Director*; Age:  47
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI and SFSI, President and a director of OAC, HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Director; Age: 67
801 Pennsylvania Avenue, N.W., Washington, DC 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New
York University), National Building Museum; a member of the
Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

Kenneth A. Randall, Director; Age: 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research), and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Director; Age: 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute; Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee of the New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director; Age: 64
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (consulting and publishing); a director of XYAN, Inc. (printing), Professional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.
______________________
*        A Director who is an "interested person" of the Company as
defined in the Investment    Company Act.

Sidney M. Robbins, Director; Age:  84
50 Overlook Road, Assigning, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Founding and a director of The Korethe Fund, Inc. (closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, Vice Chairman and Director*; Age: 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Director; Age:  83
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Director; Age: 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (Insurance); FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Andrew J. Donohue, Secretary; Age: 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, General Counsel and a director of MultiSource Services, Inc. (a broker-dealer) an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

Robert Doll, Jr., Vice President; Age:  42
Executive Vice President and a director of the Manager; Executive
Vice President of HarbourView; Vice President and a director of
OAC: an officer of other Oppenheimer funds.

_________________________
* A Director who is an "interested person" of the Company as defined in the Investment Company Act.

George C. Bowen, Treasurer; Age:  60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC:
Vice President and Treasurer of Oppenheimer Real Asset Management Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age:  48
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; and officer of other
Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age:  37
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously the Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age:  31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously the Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

         Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Directors of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund, during its fiscal period from January 1, 1996 through October 31, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as a Trustee or Director. Compensation is paid for services in the positions below their names.


                                    Retirement
                                    Benefits           Total Compensation
                    Aggregate       Accrued as         From All
                    Compensation    Part of            New York-based
Name and Position     From the Fund(1)  Fund Expenses       Oppenheimer Funds2
Leon Levy
Chairman and Trustee 0              $1,303             $141,000.00

Benjamin Lipstein
Study Committee
Chairman, Audit
Committee Member
and Trustee              0              $797           $86,200

Elizabeth Moynihan
Study Committee Member
and Trustee              0              $797           $86,200

Kenneth A. Randall
Audit Committee
Chairman & Trustee   0              $724               $78,400.00

Edward V. Regan
Proxy Committee Chairman(2),
Audit Committee Member and
Trustee              0              $636               $68,800.00

Russell S. Reynolds, Jr.
Proxy Committee Member(2)
and Trustee              0              $481           $52,100.00

Sidney M. Robbins
Study Committee Advisory
Member, Audit Committee
Advisory Member
and Trustee              0              $1,128         $122,100.00

Pauline Trigere
Trustee              0              $481               $52,100.00

Clayton K. Yeutter
Proxy Committee Member(2)
and Trustee              0              $481           $52,100.00

 For the 1995 calendar year (prior to the inception of the Proxy Committee) during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income and Oppenheimer Time Fund
(which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations.
(2)Committee position held during a portion of the shown. The Study and Audit
Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.

The Company has adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during the Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

     Major Shareholders. As of November 22, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except: (i) Connecticut Mutual Life Insurance Company ("CML") and its affiliates owned of record 2,003.386.167 Class A shares (2,003,386.167% of the Class A shares then outstanding) of the Fund, (ii) Mass Mutual Life Insurance Co., 1295 State St., Springfield MA 01111-0001, which owned of record for the benefit of its clients, 1,946,278.264 Class A shares (20.84% of the Class A shares outstanding as of such date), (iii) James W. Scott, FBO James W. Scott, 225 Richlyn Dr., Adrian MI 49221-9295, which owned of record 2,510.627 Class C shares (5.82% of the Class C shares outstanding as of such date), (iv) French T. McCoy TR, Dayton Metal Door, Inc. Profit Sharing Plan, 1717 Spaulding Rd., Dayton OH 45432-3727, which owned 5,238.345 Class C shares (12.15% of the Class C shares outstanding as of such date), (v) NFSC FEBO-Ann & Gregory Frost, 509 Wakashan Trail, Lima, Oh 45805, which owned 13,728.795 Class C shares (31.85% of the Class C shares outstanding as of such date) and (vi) NFSC FEBO-Richard & Barbara Scherger, 1569 Fairway Dr., LIMA, OH 45805, which owned 2,410.582 Class C shares (5.59% of the Class C shares outstanding as of such date). CML is incorporated under the laws of the State of Connecticut.
CML and its affiliates are deemed to be controlling persons of the Fund if they own more than 25% of the shares outstanding. As such, the exercise by CML and its affiliates of their voting rights may diminish the voting power of other shareholders. Effective March 1, 1996, Massachusetts Mutual Life Insurance Company, a Massachusetts corporation, acquired CML's interests in the Funds.

The Manager, the Subadvisers and Their Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Funds, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Directors of the Funds.

     The Manager and the Company have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     The Investment Advisory Agreements. The Fund has entered into an Investment Advisory Agreement with the Manager. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under an advisory agreement or by the Distributor under a Distribution Agreement (defined below) are paid by the Fund. The advisory agreement lists examples of expenses to be paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

     For the fiscal years ended December 31, 1994 and 1995 the Management's fees paid to G.R. Phelps & Co., the Fund's Investment Advisor, was $342,082 and $613,378 respectively. For the fiscal period ended October 31, 1996 the fund paid $719,186, in management fees, some of which was paid to G.R. Phelps & Co., investment advisor, prior to March 18, 1996.

     Under the advisory agreement, the Manager has undertaken that if the total expenses of the Fund in any fiscal year should exceed the most stringent state regulatory requirements on expense limitations applicable to the Fund, the Manager's compensation under the advisory agreement will be reduced by the amount of such excess. For the purpose of such calculation, there shall be excluded any expense borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or state regulatory authority. At present, that limitation is imposed by California, and limits expenses (with specific exclusions) to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of their corporate names may be withdrawn.

     The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994 and 1995 and the fiscal period ended October 31, 1996 the aggregate sales charges on sales of the Fund's Class A shares were $513,544, $559,650 and $534,988 respectively, of which the Distributor and an affiliated broker-dealer retained $0, $0 and $341,543 in those respective years. During the Fund's fiscal period ended October 31, 1996 the contingent deferred sales charges collected on the Fund's Class B shares totalled $3,336. During the fiscal year ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled $149,781 of which $79,814 was paid to an affiliated broker/dealer. During the Fund's fiscal years ended October 31, 1996 there were no contingent deferred sales charges collected on the Fund's Class C shares. During the fiscal period ended October 31, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $6,734 of which $4,696 was paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under each advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions.
In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by the Board of Directors.

     Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incur little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

     When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Directors, including the "independent" Directors of the Fund (those Directors of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plan described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     Brokerage commissions for the 1994 and 1995 calendar years was $249,665 and $233,480 respectively. During the Fund's fiscal period ended October 31, 1996 total brokerage commissions paid by the Fund was $173,513, $166,527 was paid to brokers as commission in return for research services, the total aggregate dollar amount of those transactions was $107,956,581.

Performance of the Fund

Yield and Total Return Information. From time to time, as set forth in the Fund's Prospectus, the "standardized yield," "dividend yield," "average annual total return," "total return," or "total return at net asset value", as the case may be, of an investment in a class of the Fund may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. The Fund's maximum sales charge rate on Class A shares was lower prior to March 18, 1996, and actual investment performance would be affected by that change.

         The Fund's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B, Class C and Class Y shares of the Fund, as the case may be, are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

Standardized Yields

         Yield. The Fund's "yields" (referred to as "standardized yield") for a given 30-day period for a class of shares are calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                           2 [( a-b  + 1)6 - 1]
Standardized Yield =    ( cd      )

         The symbols above represent the following factors:

a  =     dividends and interest earned during the 30-day period.
b  =     expenses accrued for the period (net of any expense
         reimbursements).
c  =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive
         dividends.
d  =     the maximum offering price per share of the class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ.

         Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

              Dividend Yield of the Class =

                             Dividends of the Class
              -----------------------------------------------------
              Max. Offering Price of the Class (last day of period)

              divided by Number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the current maximum front-end sales charge. For Class B or Class C shares, as the case may be, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges. From time to time similar yield or distribution return calculations may also be made using the Class
A net asset value (instead of its respective maximum offering price) at the end of the period.

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return," and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1,5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enable an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         Average Annual Total Returns. The "average annual total return" of each class of the Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

         (ERV)1/n  -  1  =  Average Annual Total Return
           P

         Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

         ERV-P  =  Total Return
          P

         The average annual total returns on an investment in Class A shares of the Fund for the one, five and ten year periods ended
October 31, 1996 and for the period from September 16, 1985
(commencement of operations) to October 31, 1996 were 13.41%,
15.09%, 14.00%, and 14.77% respectively.

         The average annual total return on Class B shares for the one-year period ended October 31, 1996 and for the period October 2, 1995 (commencement of the public offering of the class) through October 31, 1996 were 15.18% and 14.08%, respectively.

         The average annual total return on Class C shares for the period May 1, 1996 (commencement of the public offering of the class) through October 31, 1996 was 4.35%. The "cumulative total return" on Class A from September 16, 1985 to October 31, 1996 was 362.86%. The "cumulative total return on Class B for the period from October 2, 1995 through October 31, 1996 was 15.30%. The "cumulative total return" on Class C shares for the period from May 1, 1996 to October 31, 1996 was 4.35%.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% as a percentage of the offering price, is deducted from the initial investment ("P"), unless the return is shown at net asset value, as discussed below. For Class
B shares the payment of the current contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at the
net asset value, as described below).   For Class C shares, the
1.0% contingent deferred sales charge is applied to the investment results for the one-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.
Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B, Class C or Class Y shares, as the case may be. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

         The average annual total returns at net asset value on the Fund's Class A shares for the one, five and ten year periods ended October 31, 1996 and from September 16, 1995 (commencement of operations) to October 31, 1996 were 20.33%, 16.46%, 14.67% and
15.38%. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended October 31, 1996 and for the period from October 2, 1996 (commencement of the public offering of the class) through October 31, 1996 were 20.18% and 17.74%. The average annual total returns at net asset value for the Fund's Class C shares for the period May 1, 1996 (commencement of the public offering of the Class) through October 31, 1996 was 5.35%.

         The "cumulative total returns at net asset value" of the Fund's Class A shares for the period from inception to October 31, 1996 was 391.09%. For Class B shares, the "cumulative total returns at net asset value for the period from inception through October 31, 1996 was 19.30%. For Class C shares, the cumulative total return at net asset value from inception to October 31, 1996 was 5.35%.

         Other Performance Comparisons. From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times.
These articles may include quotations of performance from other sources, such as Lapper Analytical Services, Inc. or Morningstar,
Inc.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         When comparing yield, total return and investment risk of an investment in Class A, Class B, Class C or Class Y shares, as the case may be, of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

         The Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. The Fund has adopted a Distribution and Service Plan for Class C shares of such Fund under Rule 12b-1 of the Investment Company Act. Pursuant to such Plans, the Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each
Plan has been approved by a vote of (i) the Board of Directors of the effected Funds, including a majority of the Independent
Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for the Class C shares, the votes were cast by the Manager as the then-sole initial holder of Class C shares of the Fund.

         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Directors including its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund auto-

matically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to a Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Directors.

         While the Plans are in effect, the Treasurer of the Funds shall provide separate written reports to the Board of Directors at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment and the purpose of the payments. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectuses and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty.
Each Plan further provides that while it is in effect, the selection and nomination of those Directors who are not "interested persons" of the Fund are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all shares of the Fund held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Directors.
Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         For the fiscal period ended October 31, 1996, payments under this Class A Plan totaled $275,407, all of which $191,634 was paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years.
Payments received by the Distributor under Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectuses. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

         Payments made under the Class B plan for the fiscal year ended October 31, 1996, total $24,189 of which $20,026 was retained by the Distributor. Payments made under the Class C plan for the fiscal year ended October 31, 1996, totaled $1,717, of which $1,623 was retained by the Distributor.

         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period.
All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate whether the Distributor's distribution expenses are more than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The Fund offers three classes of shares, Class A, Class B and Class C shares. The availability of multiple classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.
A fourth Class of Shares may be purchased only be certain institutional investors at net asset value per shares ("Class Y Shares").

         The Fund's classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class
Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

         The Fund's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date; or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;
(iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price U.S. Government Securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

         Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ, on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makes (which in certain cases may be "bid" price if "ask" price is not available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction.
If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. A reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Fund's Prospectus because the Distributor or broker-dealer incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, siblings, sons- and daughters-in-law, aunts, uncles, nieces and nephews, a sibling's spouse and a spouse's siblings.

           The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

         Oppenheimer Municipal Bond Fund
         Oppenheimer New York Municipal Fund
         Oppenheimer California Municipal Fund
         Oppenheimer Intermediate Municipal Fund
         Oppenheimer Insured Municipal Fund
         Oppenheimer Main Street California Municipal Fund
         Oppenheimer Florida Municipal Fund
         Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer New Jersey Municipal Fund
         Oppenheimer Fund
         Oppenheimer Discovery Fund
         Oppenheimer Capital Appreciation Fund
         Oppenheimer Growth Fund
         Oppenheimer Equity Income Fund
         Oppenheimer Value Stock Fund
         Oppenheimer Asset Allocation Fund
         Oppenheimer Total Return Fund, Inc.
         Oppenheimer Main Street Income & Growth Fund
         Oppenheimer High Yield Fund
         Oppenheimer Champion Income Fund
         Oppenheimer Bond Fund
         Oppenheimer U.S. Government Trust
         Oppenheimer Limited-Term Government Fund
         Oppenheimer Global Fund
         Oppenheimer Global Emerging Growth Fund
         Oppenheimer Global Growth & Income Fund
         Oppenheimer Gold & Special Minerals Fund
         Oppenheimer Strategic Income Fund
         Oppenheimer Strategic Income & Growth Fund
         Oppenheimer International Bond Fund
         Oppenheimer International Growth Fund
         Oppenheimer Enterprise Fund
         Oppenheimer Quest Opportunity Value Fund
         Oppenheimer Quest Growth & Income Value Fund
         Oppenheimer Quest Small Cap Value Fund
         Oppenheimer Quest Officers Value Fund
         Oppenheimer Quest Global Value Fund, Inc.
         Oppenheimer Quest Value Fund, Inc.
         Bond Fund Series - Oppenheimer Bond Fund for Growth
         Rochester Portfolio Series - Limited-Term New York Municipal
         Fund*
         Rochester Fund Municipals*
         Oppenheimer Disciplined Value Fund
         Oppenheimer Allocation Fund
         Oppenheimer LifeSpan Balanced Fund
         Oppenheimer LifeSpan Income Fund
         Oppenheimer LifeSpan Growth Fund
         Oppenheimer Developing Markets Fund

and the following "Money Market Funds":

         Oppenheimer Money Market Fund, Inc.
         Oppenheimer Cash Reserves
         Centennial Money Market Trust
         Centennial Tax Exempt Trust
         Centennial Government Trust
         Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust
         Centennial America Fund, L.P.
         Daily Cash Accumulation Fund, Inc.
________________________-
* Shares of the Fund are not presently exchangeable for shares of this fund.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

         Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Fund's Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectuses entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectuses. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of Class A shares of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them.
The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

         Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

         The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

 How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectuses. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the number of shares is less than 1,000. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

         Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

         Payments "In Kind". The Fund's Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, if the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and such valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares purchased subject to an initial sales charge, or
(ii) Class A or Class B shares on which the shareholder paid a contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Fund's Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Fund's Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase their shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectuses.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the Class B and Class C contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectuses under "Class B Contingent Deferred Sales Charge" or in "Class C Contingent Deferred Sales Charge").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectuses. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent and the Fund in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of such Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares. As stated in the Prospectuses, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund, which only offers Class A and Class B shares. Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or available for direct purchases through OppenheimerFunds sponsored 401(k) plans.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

         Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund,
Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectuses for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Fund's Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, the shareholder must either have an existing account in, or obtain acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the funds selected are appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

         If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, they will not be liable for Federal income taxes on amounts paid by them as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of the Fund on the same basis.

Additional Information About The Fund

The Custodian.  State Street Bank and Trust Company is the
Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

=====================================================================
======

The Board of Directors and Shareholders of Oppenheimer Disciplined Value Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Value Fund (formerly Connecticut Mutual Growth Account) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the five years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996 expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP
KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1996


Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS October 31, 1996


                                                                                               FACE
   MARKET VALUE
                                                                                               AMOUNT
   SEE NOTE 1
=====================================================================
===========================================
==================
U.S. GOVERNMENT OBLIGATIONS - 13.8%
----------------------------------------------------------------------------------------------------------------
------------------
         Federal Home Loan Bank Consolidated Disc. Nts., 5.50%, 11/1/96
$18,800,000
   $ 18,800,000

----------------------------------------------------------------------------------------------------------------
-------
         Federal Home Loan Mortgage Corp., 5.18%, 11/18/96                                       7,000,000

      6,982,877

   -------------

         Total U.S. Government Obligations (Cost $25,782,877)
     25,782,877

                                                                                             SHARES
=====================================================================
===========================================
==================
COMMON STOCKS - 85.7%
----------------------------------------------------------------------------------------------------------------
------------------
BASIC MATERIALS - 5.0%
----------------------------------------------------------------------------------------------------------------
------------------
CHEMICALS - 2.7%

----------------------------------------------------------------------------------------------------------------
-------
         Cabot Corp.                                                                                12,500
        301,562

----------------------------------------------------------------------------------------------------------------
-------
         Potash Corp. of Saskatchewan, Inc.                                                         31,300
      2,218,387

----------------------------------------------------------------------------------------------------------------
-------
         Union Carbide Corp.                                                                        58,700
      2,502,087

   -------------

      5,022,036
----------------------------------------------------------------------------------------------------------------
------------------
METALS - 1.0%

----------------------------------------------------------------------------------------------------------------
-------
         UCAR International, Inc.                                               (1)                 45,400
      1,776,275
----------------------------------------------------------------------------------------------------------------
------------------
PAPER - 1.3%

----------------------------------------------------------------------------------------------------------------
-------
         Fort Howard Corp.                                                      (1)                 95,700
      2,452,312
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER CYCLICALS - 9.4%
----------------------------------------------------------------------------------------------------------------
------------------
AUTOS & HOUSING - 0.7%

----------------------------------------------------------------------------------------------------------------
-------
         Black & Decker Corp.                                                                       37,300
      1,394,087
----------------------------------------------------------------------------------------------------------------
------------------
LEISURE & ENTERTAINMENT - 2.1%

----------------------------------------------------------------------------------------------------------------
-------
         AMR Corp.                                                              (1)                 30,600
      2,570,400

----------------------------------------------------------------------------------------------------------------
-------
         Northwest Airlines Corp., Cl. A                                        (1)                 43,500
      1,440,937

   -------------

      4,011,337
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  GENERAL - 5.0%

----------------------------------------------------------------------------------------------------------------
-------
         Eckerd Corp.                                                           (1)                 77,700
      2,156,175

----------------------------------------------------------------------------------------------------------------
-------
         Federated Department Stores, Inc.                                      (1)                 76,500
      2,524,500

----------------------------------------------------------------------------------------------------------------
-------
         Price/Costco, Inc.                                                     (1)                109,100
      2,168,362

----------------------------------------------------------------------------------------------------------------
-------
         U.S. Industries, Inc.                                                  (1)                 91,400
      2,467,800

   -------------

      9,316,837
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  SPECIALTY - 1.6%

----------------------------------------------------------------------------------------------------------------
-------
         Toys 'R' Us, Inc.                                                      (1)                 85,500
      2,896,312
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER NON-CYCLICALS - 14.0%
----------------------------------------------------------------------------------------------------------------
------------------
BEVERAGES - 1.5%

----------------------------------------------------------------------------------------------------------------
-------
         Anheuser-Busch Cos., Inc.                                                                  72,900
      2,806,650
----------------------------------------------------------------------------------------------------------------
------------------
FOOD - 5.9%

----------------------------------------------------------------------------------------------------------------
-------
         American Stores Co.                                                                        77,400
      3,202,425

----------------------------------------------------------------------------------------------------------------
-------
         Archer-Daniels-Midland Co.                                                                143,390
      3,118,732

----------------------------------------------------------------------------------------------------------------
-------
         Dole Food Co.                                                                              44,500
      1,735,500

----------------------------------------------------------------------------------------------------------------
-------
         Kroger Co.                                                             (1)                 65,100
      2,905,088

   -------------

     10,961,745

          5    Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS (Continued)


   MARKET VALUE
                                                                                               SHARES
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/DRUGS - 1.5%

----------------------------------------------------------------------------------------------------------------
-------
         Bristol-Myers Squibb Co.                                                                   26,900
   $  2,844,675
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.4%

----------------------------------------------------------------------------------------------------------------
-------
         Columbia/HCA Healthcare Corp.                                                              56,700
      2,027,025

----------------------------------------------------------------------------------------------------------------
-------
         OrNda Healthcorp                                                       (1)                 92,400
      2,517,900

   -------------

      4,544,925
----------------------------------------------------------------------------------------------------------------
------------------
HOUSEHOLD GOODS - 2.7%

----------------------------------------------------------------------------------------------------------------
-------
         Premark International, Inc.                                                               125,800
      2,626,075

----------------------------------------------------------------------------------------------------------------
-------
         Tupperware Corp.                                                                           48,500
      2,491,688

   -------------

      5,117,763
----------------------------------------------------------------------------------------------------------------
------------------
ENERGY - 5.2%
----------------------------------------------------------------------------------------------------------------
------------------
OIL-INTEGRATED - 5.2%

----------------------------------------------------------------------------------------------------------------
-------
         Amoco Corp.                                                                                32,200
      2,439,150

----------------------------------------------------------------------------------------------------------------
-------
         Chevron Corp.                                                                              61,500
      4,043,625

----------------------------------------------------------------------------------------------------------------
-------
         Mobil Corp.                                                                                28,500
      3,327,375

   -------------

      9,810,150
----------------------------------------------------------------------------------------------------------------
------------------
FINANCIAL - 13.6%
----------------------------------------------------------------------------------------------------------------
------------------
BANKS - 7.4%

----------------------------------------------------------------------------------------------------------------
-------
         Bank of Boston Corp.                                                                       60,300
      3,859,200

----------------------------------------------------------------------------------------------------------------
-------
         BankAmerica Corp.                                                                          48,700
      4,456,050

----------------------------------------------------------------------------------------------------------------
-------
         Chase Manhattan Corp. (New)                                                                 9,000
        771,750

----------------------------------------------------------------------------------------------------------------
-------
         NationsBank Corp.                                                                          25,500
      2,403,375

----------------------------------------------------------------------------------------------------------------
-------
         PNC Bank Corp.                                                                             66,300
      2,403,375

   -------------

     13,893,750
----------------------------------------------------------------------------------------------------------------
------------------
DIVERSIFIED FINANCIAL - 2.4%

----------------------------------------------------------------------------------------------------------------
-------
         Crescent Real Estate Equities, Inc.                                                        36,400
      1,519,700

----------------------------------------------------------------------------------------------------------------
-------
         Salomon, Inc.                                                                              65,300
      2,946,663

   -------------

      4,466,363
----------------------------------------------------------------------------------------------------------------
------------------
INSURANCE - 3.8%

----------------------------------------------------------------------------------------------------------------
-------
         AFLAC, Inc.                                                                                68,900
      2,764,613

----------------------------------------------------------------------------------------------------------------
-------
         General Re Corp.                                                                           11,300
      1,663,925

----------------------------------------------------------------------------------------------------------------
-------
         Travelers/Aetna Property Casualty Corp., Cl. A                                             91,300
      2,739,000

   -------------

      7,167,538
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL - 12.6%
----------------------------------------------------------------------------------------------------------------
------------------
MANUFACTURING - 11.2%

----------------------------------------------------------------------------------------------------------------
-------
         AGCO Corp.                                                                                 92,900
      2,357,338

----------------------------------------------------------------------------------------------------------------
-------
         Case Corp.                                                                                 62,200
      2,892,300

----------------------------------------------------------------------------------------------------------------
-------
         Deere & Co.                                                                                61,000
      2,546,750

----------------------------------------------------------------------------------------------------------------
-------
         General Signal Corp.                                                                       62,400
      2,542,800

----------------------------------------------------------------------------------------------------------------
-------
         Ingersoll-Rand Co.                                                                         58,600
      2,439,225

----------------------------------------------------------------------------------------------------------------
-------
         Mark IV Industries, Inc.                                                                   50,902
      1,100,756

----------------------------------------------------------------------------------------------------------------
-------
         Textron, Inc.                                                                              44,000
      3,905,000

----------------------------------------------------------------------------------------------------------------
-------
         Tyco International Ltd.                                                                    64,400
      3,195,850

   -------------

     20,980,019

          6    Oppenheimer Disciplined Value Fund

         ====================================
         STATEMENT OF INVESTMENTS (Continued)


   MARKET VALUE
                                                                                               SHARES
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TRANSPORTATION - 1.4%

----------------------------------------------------------------------------------------------------------------
-------
         PACCAR, Inc.                                                                               15,300
   $    852,975

------------------------------------------------------------------------------------------------------------------
-----
         Union Pacific Corp.                                                                        32,600
      1,829,675

   -------------

      2,682,650
----------------------------------------------------------------------------------------------------------------
------------------
TECHNOLOGY - 14.4%
----------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE - 9.0%

----------------------------------------------------------------------------------------------------------------
-------
         General Dynamics Corp.                                                                     40,300
      2,765,588

----------------------------------------------------------------------------------------------------------------
-------
         Goodrich (B.F.) Co.                                                                        42,300
      1,792,463

----------------------------------------------------------------------------------------------------------------
-------
         Lockheed Martin Corp.                                                                      39,071
      3,501,738

----------------------------------------------------------------------------------------------------------------
-------
         McDonnell Douglas Corp.                                                                    67,900
      3,700,550

----------------------------------------------------------------------------------------------------------------
-------
         Rockwell International Corp.                                                               44,600
      2,453,000

----------------------------------------------------------------------------------------------------------------
-------
         TRW, Inc.                                                                                  28,700
      2,597,350

   -------------

     16,810,689
----------------------------------------------------------------------------------------------------------------
------------------
COMPUTER HARDWARE - 3.6%

----------------------------------------------------------------------------------------------------------------
-------
         Dell Computer Corp.                                                    (1)                 25,200
      2,050,650

----------------------------------------------------------------------------------------------------------------
-------
         Gateway 2000, Inc.                                                     (1)                 21,600
      1,016,550

----------------------------------------------------------------------------------------------------------------
-------
         Storage Technology Corp. (New)                                         (1)                 86,300
      3,678,538

   -------------

      6,745,738
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS - 1.8%

------------------------------------------------------------------------------------------------------------------
-----
         Atmel Corp.                                                            (1)                  8,400
        213,150

----------------------------------------------------------------------------------------------------------------
-------
         Intel Corp.                                                                                23,500
      2,582,063

----------------------------------------------------------------------------------------------------------------
-------
         Waters Corp.                                                           (1)                 17,400
        539,400

   -------------

      3,334,613
----------------------------------------------------------------------------------------------------------------
------------------
UTILITIES - 11.5%
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES - 4.9%

----------------------------------------------------------------------------------------------------------------
-------
         American Electric Power Co., Inc.                                                          33,100
      1,373,650

----------------------------------------------------------------------------------------------------------------
-------
         CalEnergy, Inc.                                                        (1)                 48,000
      1,392,000

----------------------------------------------------------------------------------------------------------------
-------
         Entergy Corp.                                                                              77,700
      2,175,600

----------------------------------------------------------------------------------------------------------------
-------
         FPL Group, Inc.                                                                            44,300
      2,037,800

----------------------------------------------------------------------------------------------------------------
-------
         Texas Utilities Co.                                                                        54,900
      2,223,450

   -------------

      9,202,500
----------------------------------------------------------------------------------------------------------------
------------------
GAS UTILITIES - 5.4%

----------------------------------------------------------------------------------------------------------------
-------
         Columbia Gas System, Inc. (The)                                                            86,600
      5,260,950

----------------------------------------------------------------------------------------------------------------
-------
         PanEnergy Corp.                                                                           101,900
      3,923,150

----------------------------------------------------------------------------------------------------------------
-------
         Questar Corp.                                                                              27,900
      1,004,400

   -------------

     10,188,500
----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES - 1.2%

----------------------------------------------------------------------------------------------------------------
-------
         GTE Corp.                                                                                  50,900
      2,144,163

   -------------

         Total Common Stocks (Cost $134,182,459)
    160,571,627

----------------------------------------------------------------------------------------------------------------
-------
         TOTAL INVESTMENTS, AT VALUE (COST $159,965,336)
99.5%
    186,354,504

----------------------------------------------------------------------------------------------------------------
-------
         OTHER ASSETS NET OF LIABILITIES                                                              0.5
        999,004
                                                                                                    ------
   -------------
         NET ASSETS                                                                                 100.0%
   $187,353,508
                                                                                                    ======
   =============


         1.  Non-income producing security.
         See accompanying Notes to Financial Statements.

          7    Oppenheimer Disciplined Value Fund

                               ====================================================
                               STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996



=====================================================================
===========================================
==================
ASSETS                          Investments, at value (cost $159,965,336) - see accompanying statement
   $186,354,504

--------------------------------------------------------------------------------------------------
                                Cash
      1,903,355

--------------------------------------------------------------------------------------------------
                                Receivables:
                                Investments sold
        855,619
                                Shares of capital stock sold
        404,481
                                Interest and dividends
        127,102

   -------------
                                Total assets
    189,645,061

=====================================================================
===========================================
==================
LIABILITIES                     Payables and other liabilities:
                                Investments purchased
      2,107,323
                                Shares of capital stock redeemed
         46,764
                                Distribution and service plan fees
         32,317
                                Transfer and shareholder servicing agent fees
         12,790
                                Directors' fees
          7,976
                                Other
         84,383

   -------------
                                Total liabilities
      2,291,553

=====================================================================
===========================================
==================
NET ASSETS
   $187,353,508

   =============
=====================================================================
===========================================
==================
COMPOSITION OF                  Par value of shares of capital stock
   $      9,534
NET ASSETS
--------------------------------------------------------------------------------------------------
                                Additional paid-in capital
    147,179,680

--------------------------------------------------------------------------------------------------
                                Undistributed net investment income
        479,425

--------------------------------------------------------------------------------------------------
                                Accumulated net realized gain on investment transactions
     13,295,701

--------------------------------------------------------------------------------------------------

                                Net unrealized appreciation on investments - Note 3
     26,389,168

   -------------
                                Net assets
   $187,353,508

   =============
=====================================================================
===========================================
==================
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on
                                net assets of $180,784,352 and 9,201,201 shares of capital stock outstanding)
         $19.65

                                Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
         $20.85


--------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net assets of $5,854,228 and 296,100 shares of capital stock outstanding)

         $19.77


--------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on net assets of $714,928 and 36,533 shares of capital stock outstanding)
         $19.57

                                See accompanying Notes to Financial Statements.

                                 8    Oppenheimer Disciplined Value Fund


====================================================================
                                STATEMENT OF OPERATIONS FOR THE TEN MONTHS ENDED
OCTOBER 31, 1996(1)



=====================================================================
===========================================
==================
INVESTMENT INCOME               Dividends (net of foreign withholding taxes of $1,451)

   $  1,741,056

--------------------------------------------------------------------------------------------------
                                Interest (net of foreign withholding taxes of $1,612)
        735,017

   -------------
                                Total income
      2,476,073

=====================================================================
===========================================
==================
EXPENSES                        Management fees - Note 4
        719,186

--------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A
        275,407
                                Class B
         24,189
                                Class C
          1,717

--------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4
        154,397

--------------------------------------------------------------------------------------------------
                                Custodian fees and expenses
         41,841

--------------------------------------------------------------------------------------------------
                                Legal and auditing fees
         38,719

--------------------------------------------------------------------------------------------------
                                Shareholder reports
         32,274

--------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A
         14,944
                                Class B
          1,470
                                Class C
            211

--------------------------------------------------------------------------------------------------
                                Accounting service fees
         12,500

--------------------------------------------------------------------------------------------------
                                Directors' fees and expenses - Note 1
          7,976

--------------------------------------------------------------------------------------------------
                                Other
          1,613

   -------------
                                Total expenses
      1,326,444

=====================================================================
===========================================
==================
NET INVESTMENT INCOME
      1,149,629

=====================================================================
===========================================
==================
REALIZED AND                    Net realized gain on investments
     13,385,207
UNREALIZED GAIN
--------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments
        665,122

   -------------

                                Net realized and unrealized gain
     14,050,329

=====================================================================
===========================================
==================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

   $ 15,199,958

   =============

                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.

                                 9    Oppenheimer Disciplined Value Fund

                                ===================================
                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               TEN MONTHS
   YEAR ENDED
                                                                                               ENDED OCTOBER 31,
   DECEMBER 31,
                                                                                               1996(1)
   1995
=====================================================================
===========================================
==================
OPERATIONS                      Net investment income                                           $  1,149,629
   $  1,501,707

---------------------------------------------------------------------------------------------------
                                Net realized gain                                                 13,385,207
      7,939,891

----------------------------------
                                Net change in unrealized appreciation or depreciation                665,122
     20,902,301

----------------------------------
                                Net increase in net assets resulting
                                from operations                                                   15,199,958
     30,343,899

=====================================================================
===========================================
==================
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A                                                             (669,566)
     (1,491,101)
                                Class B                                                              (11,039)
           (561)
                                Class C                                                               (1,428)
             --

--------------------------------------------------------------------------------------------------
                                Distributions from net realized gain:
                                Class A                                                             (841,952)
     (7,649,952)
                                Class B                                                              (19,962)
        (42,834)
                                Class C                                                               (1,789)
             --

=====================================================================
===========================================
==================
CAPITAL STOCK                   Net increase in net assets resulting from capital
TRANSACTIONS                    stock transactions - Note 2:
                                Class A                                                           49,316,623
     18,560,935
                                Class B                                                            4,851,609
        724,308
                                Class C                                                              696,522
             --

=====================================================================
===========================================
==================
NET ASSETS                      Total increase                                                    68,518,976
     40,444,694

--------------------------------------------------------------------------------------------------
                                Beginning of period                                              118,834,532
     78,389,838

----------------------------------
                                End of period (including undistributed net investment
                                income of $479,425 and $11,438, respectively)                   $187,353,508
   $118,834,532

==================================


                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.





                             10    Oppenheimer Disciplined Value Fund

                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS A

                                       ----------------------------------------------------------------------------

                                       TEN MONTHS

                                       ENDED

                                       OCTOBER 31,   YEAR ENDED DECEMBER 31,


                                       1996(3)       1995          1994         1993         1992         1991

=====================================================================
==============================================
PER SHARE OPERATING DATA:

Net asset value, beginning of
period                                    $17.84     $14.20        $15.14       $14.20       $14.40       $11.62

------------------------------------------------------------------------------------------------------------------
-
Income (loss) from investment
operations:
Net investment income                        .15        .25           .22         .30           .26          .25

Net realized and unrealized
gain (loss)                                 1.88       4.88          (.32)       2.64          1.44         4.00

------------------------------------------------------------------------------------------------------------------
-
Total income (loss) from
investment operations                       2.03       5.13          (.10)       2.94          1.70         4.25

------------------------------------------------------------------------------------------------------------------
-
Dividends and distributions to
shareholders:
Dividends from net investment income       (.10)       (.25)         (.22)       (.30)         (.26)
(.25)

Distributions from net realized gain       (.12)      (1.24)         (.62)      (1.70)        (1.64)       (1.22)

------------------------------------------------------------------------------------------------------------------
-
Total dividends and distributions
to shareholders                            (.22)      (1.49)         (.84)      (2.00)        (1.90)       (1.47)

------------------------------------------------------------------------------------------------------------------
-
Net asset value, end of period           $19.65      $17.84        $14.20       $15.14       $14.20
$14.40


=====================================================================
=====

=====================================================================
==============================================
TOTAL RETURN, AT NET ASSET VALUE(4)       11.41%      36.40%       (0.65)%
20.91%        11.99%       36.91%

=====================================================================
==============================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $180,784      $118,118      $78,390      $64,495      $45,600
$40,716

------------------------------------------------------------------------------------------------------------------
-
Average net assets (in thousands)      $135,940      $ 98,063      $71,956      $54,682      $42,432
 $36,087

------------------------------------------------------------------------------------------------------------------
-
Ratios to average net assets:
Net investment income (loss)            1.01%(5)       1.53%         1.50%       1.95%         1.74%
1.74%

Expenses                                1.13%(5)       1.22%         1.02%       1.05%         1.12%
1.19%

------------------------------------------------------------------------------------------------------------------
-
Portfolio turnover rate(6)                 73.9%       69.7%         98.5%       99.7%        141.7%
148.3%

Average brokerage commission rate(7)    $0.0697          --            --          --            --           --



1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $128,801,684 and $90,147,069, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS B                              CLASS C
                                       --------------------------------     ------------
                                       TEN MONTHS          PERIOD           PERIOD
                                       ENDED               ENDED            ENDED
                                       OCTOBER 31,         DECEMBER 31,     OCTOBER 31,
                                       1996(3)             1995(2)          1996(1)
=====================================================================
===================
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                 $18.08              $17.83           $18.79
----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .05                 .02              .06
Net realized and unrealized
gain (loss)                              1.83                1.40              .94
----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                    1.88                1.42             1.00
----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income     (.07)               (.02)             (.10)
Distributions from net realized gain     (.12)              (1.15)             (.12)
----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.19)              (1.17)             (.22)
----------------------------------------------------------------------------------------
Net asset value, end of period         $19.77               $18.08           $19.57
                                       =================================================

=====================================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(4)     10.43%              8.04%             5.35%
=====================================================================
===================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $5,854              $717             $715
----------------------------------------------------------------------------------------
Average net assets (in thousands)      $2,903              $306             $342
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)            0.22%(5)            0.21%(5)         0.04%(5)
Expenses                                1.88%(5)            1.97%(5)         1.87%(5)
----------------------------------------------------------------------------------------
Portfolio turnover rate(6)              73.9%               69.7%            73.9%
Average brokerage commission rate(7)    $0.0697               --            $0.0697

See accompanying Notes to Financial Statements.

    11    Oppenheimer Disciplined Value Fund

    =============================
    Notes to Financial Statements

=====================================================================
===========
1.  SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Fund from December to October. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Until March 18, 1996, the Fund and the Company were named Connecticut Mutual Growth Account and Connecticut Mutual Investment Accounts, Inc., respectively. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company
    (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 18, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
    ----------------------------------------------------------------------------
    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
    ----------------------------------------------------------------------------
    REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

    12    Oppenheimer Disciplined Value Fund

=====================================================================
===========
1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
    ----------------------------------------------------------------------------
    DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the ten months ended October 31, 1996, a provision of $7,976 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $7,976.
    ----------------------------------------------------------------------------
    FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
    ----------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
    ----------------------------------------------------------------------------
    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the ten month period ended October 31, 1996, the Fund adjusted the classification of investment income and capital gain (loss) to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the ten month period ended October 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $648, a decrease in accumulated net realized gain of $1,039, and an increase in undistributed net investment income of $391.
    ----------------------------------------------------------------------------
    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    13    Oppenheimer Disciplined Value Fund

    =========================================
    Notes to Financial Statements (Continued)
=====================================================================
===========
2.  SHARES OF CAPITAL STOCK
    The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                      TEN MONTHS ENDED OCTOBER 31, 1996(2)        YEAR ENDED
DECEMBER 31, 1995(1)
                                      ------------------------------------        -------------------------------
                                      SHARES              AMOUNT                  SHARES             AMOUNT
    -------------------------------------------------------------------------------------------------------------
    Class A:
    Sold                              3,132,678           $ 59,597,763            1,242,427          $ 20,678,025
    Dividends and distributions
    reinvested                           79,955              1,491,345              513,302             9,039,419
    Redeemed                           (630,553)           (11,772,485)            (657,052)
(11,156,509)
                                      ----------          -------------           ----------         -------------
    Net increase                      2,582,080           $ 49,316,623            1,098,677          $ 18,560,935
                                      ==========          =============           ==========
=============
    --------------------------------------------------------------------------------------------------------------
    Class B:
    Sold                                261,924           $  4,955,930               37,415          $    684,870
    Dividends and distributions
    reinvested                            1,535                 28,899                2,434                43,392
    Redeemed                             (6,999)              (133,220)                (209)               (3,954)
                                      ----------          -------------           ----------         -------------

    Net increase                        256,460           $  4,851,609               39,640          $    724,308
                                      ==========          =============           ==========
=============
    --------------------------------------------------------------------------------------------------------------
    Class C:
    Sold                                 36,414           $    694,306                   --          $         --
    Dividends and distributions
    reinvested                              172                  3,206                   --                    --
    Redeemed                                (53)                  (990)                  --                    --
                                      ----------          -------------           ----------         -------------

    Net increase                         36,533           $    696,522                   --          $         --
                                      ==========          =============           ==========
=============

    1. For the year ended December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
    2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1,1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.
=====================================================================
===========
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $26,389,168 was composed of gross appreciation of $27,298,502, and gross depreciation of $909,334.
=====================================================================
===========
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.500% of the next $100 million and 0.450% of net assets in excess of $400 million. Prior to March 18, 1996, management fees were paid to G. R. Phelps & Co. (the former Manager) at an annual rate of 0.625% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

    For the period ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $534,988, of which $341,543 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $149,781 and $6,734, of which $79,814 and $4,696, respectively, were paid to an affiliated broker/dealer. During the period ended October 31, 1996, OFDI received contingent deferred sales charges of $3,336 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    14    Oppenheimer Disciplined Value Fund

=====================================================================
=======
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(CONTINUED)
    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI paid $191,634 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

    The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $20,026 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $153,254 for Class B.

    The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $1,623 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $11,314 for Class C.

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Oppenheimer Disciplined Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York  10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts  02110

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov
 & Wein
114 West 47th Street
New York, New York 10036

O P P E N H E I M E R
Value Stock Fund

Prospectus dated April 30, 1997

Oppenheimer Value Stock Fund is a mutual fund with the investment objective of seeking long-term growth of capital and income primarily through investments in stocks of well established companies. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 30, 1997, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).




                                                      OppenheimerFunds logo



Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

              ABOUT THE FUND

3             Expenses

5             A Brief Overview of the Fund

7             Financial Highlights

11            Investment Objective and Policies

12            Investment Risks

14            Investment Techniques and Strategies

17            How the Fund is Managed

20            Performance of the Fund


              ABOUT YOUR ACCOUNT

24            How to Buy Shares
              Class A Shares
              Class B Shares
              Class C Shares

37            Special Investor Services
              AccountLink
              Automatic Withdrawal and Exchange Plans
              Reinvestment Privilege
              Retirement Plans

39            How to Sell Shares
              By Mail
              By Telephone

41            How to Exchange Shares

42            Shareholder Account Rules and Policies

44            Dividends, Capital Gains and Taxes

A-1           Appendix A:  Special Sales Charge Arrangements for
              Certain Persons

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1996.

           Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account," from pages 24 through 40 for an explanation of how and when these charges apply.


                             Class A   Class B           Class C
                             Shares    Shares            Shares
------------------------------------------------------------------------------------------
Maximum Sales Charge         5.75%     None              None
on Purchases (as a %
of offering price)
------------------------------------------------------------------------------------------
Maximum Deferred Sales       None(1)   5% in the first   1% if shares are
Charge(as a % of the                   year, declining   redeemed within
lower of the original                  to 1% in the      12 months of
offering price or                      sixth year and    purchase(2)
redemption proceeds)                   eliminated
                                       thereafter(2)
-----------------------------------------------------------------------------------------------
Maximum Sales Charge on      None      None              None
Reinvested Dividends
----------------------------------------------------------------------------------------------
Exchange Fee                 None      None              None

1. If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred
Sales Charge" on page     ) in Class A shares, you may have to pay
a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for share purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.
2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.

   Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                           Class A      Class B       Class C
                           Shares       Shares        Shares
-------------------------------------------------------------------
Management Fees            0.74%        0.74%         0.74%
-------------------------------------------------------------------
12b-1                      0.24%        1.00%         1.00%
Plan Fees
-------------------------------------------------------------------
Other Expenses             0.22%        0.23%         0.28%
-------------------------------------------------------------------
Total Fund                 1.20%        1.97%         2.02%
Operating Expenses

 The numbers in the table above are based on the Fund's expenses in its last fiscal year ended December 31, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fee (the maximum service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

 The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.


   Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                1 year      3 years     5 years     10 years*
-------------------------------------------------------------------
Class A Shares  $69         $93         $120        $195
-------------------------------------------------------------------
Class B Shares  $70         $92         $126        $191
-------------------------------------------------------------------
Class C Shares  $31         $63         $109        $235

If you did not redeem your investment, it would incur the following expenses:
                1 year      3 years     5 years     10 years*
-------------------------------------------------------------------
Class A Shares  $69         $93         $120        $195
-------------------------------------------------------------------
Class B Shares  $20         $62         $106        $191
-------------------------------------------------------------------
Class C Shares  $21         $63         $109        $235

* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class
A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

   What Is The Fund's Investment Objective? The Fund seeks long-term growth of capital and income primarily through investments in stocks of well established companies.

   What Does The Fund Invest In? Under normal market conditions the Fund primarily invests in a diversified portfolio of
(i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and (iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. The Fund will invest primarily in cash dividend-paying stocks. The Fund may also invest in foreign securities and write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 11.

   Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. Prior to January 5, 1996 the Manager was known as Oppenheimer Management Corporation. The Manager (including subsidiaries) manages investment company portfolios currently having over $60 billion in assets at March 31, 1997. The Manager handles the day-to-day business of the Fund.
The Fund has a sub-adviser, David L. Babson & Co., (the "Sub-Adviser") which is also responsible for choosing the Fund's investments. The Manager is paid a management fee by the Fund, and the Manager, not the Fund, pays the Sub-Adviser. The Fund's portfolio manager, is James W. MacAllen, who is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager and the Sub-Adviser and their fees.

   How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general stock market movements or changes in value of a particular stock because of an event affecting the issuer. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive growth and income funds. While the Sub-Adviser tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" and "Investment Risks" starting on page 12 for a more complete discussion of the Fund's investment risks.

   How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 24 for more details.

   Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 24 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

   How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" starting on page 39. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 41.

   How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those total returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages 22 and 23. Please remember that past performance does not guarantee future results.

Financial Highlights

 The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1996 is included in the Statement of Additional Information. The information in the table for the fiscal periods prior to 1991 was audited by the Fund's previous independent auditors.

FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                                          ---------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                          1996           1995            1994           1993         1992
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $17.84         $14.16         $14.41         $14.19
    $13.57
------------------------------------------------------------------------------------------------------------------
----------
Income (loss) from investment operations:
Net investment income                                          .34            .32            .31            .29          .32
Net realized and unrealized gain (loss)                       3.11           3.90            .16            .98
 .97
------------------------------------------------------------------------------------------------------------------
----------
Total income (loss) from investment
operations                                                    3.45           4.22            .47           1.27         1.29
------------------------------------------------------------------------------------------------------------------
----------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.35)          (.30)          (.31)          (.29)
 (.32)
Dividends in excess of net investment
income                                                          --             --           (.01)            --           --
Distributions from net realized gain                          (.61)          (.24)          (.40)          (.76)
(.35)
------------------------------------------------------------------------------------------------------------------
----------
Total dividends and distributions
to shareholders                                               (.96)          (.54)          (.72)         (1.05)        (.67)
------------------------------------------------------------------------------------------------------------------
----------
Net asset value, end of period                              $20.33         $17.84         $14.16         $14.41
$14.19
                                                          ------------------------------------------------------------------
                                                          ------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
TOTAL RETURN, AT NET ASSET VALUE(2)                          19.39%         30.04%
3.28%          8.97%        9.61%
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $148,129       $136,270        $92,728
$90,470      $59,376
------------------------------------------------------------------------------------------------------------------
----------
Average net assets (in thousands)                         $144,498       $115,137        $90,158
$80,229      $53,485
------------------------------------------------------------------------------------------------------------------
----------
Ratios to average net assets:
Net investment income                                         1.73%          1.98%          2.16%          1.97%
  2.34%
Expenses, before voluntary reimbursement                      1.20%          1.28%          1.27%
1.24%       1.19%
Expenses, net of voluntary reimbursement                       N/A            N/A            N/A            N/A
       N/A
------------------------------------------------------------------------------------------------------------------
----------
Portfolio turnover rate(3)                                    14.5%          11.8%          16.3%          24.3%
 12.3%
Average brokerage commission rate(4)                       $0.0573        $0.0597             --             --
     --

                                                             CLASS A
                                                             ---------------------------------------------------------------
                                                             1991(1)        1990           1989           1988       1987
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $11.39         $12.08         $10.47          $9.51
    $9.98
------------------------------------------------------------------------------------------------------------------
----------
Income (loss) from investment operations:
Net investment income                                            .33            .37            .40            .33        .34
Net realized and unrealized gain (loss)                         2.49           (.57)          1.87           1.15
(.22)
------------------------------------------------------------------------------------------------------------------
----------
Total income (loss) from investment
operations                                                      2.82           (.20)          2.27           1.48        .12
------------------------------------------------------------------------------------------------------------------
----------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.33)          (.39)          (.41)          (.33)
 (.41)
Dividends in excess of net investment
income                                                            --             --             --             --         --
Distributions from net realized gain                            (.31)          (.10)          (.25)          (.19)
(.18)
------------------------------------------------------------------------------------------------------------------
----------
Total dividends and distributions
to shareholders                                                 (.64)          (.49)          (.66)          (.52)      (.59)
------------------------------------------------------------------------------------------------------------------
----------
Net asset value, end of period                                $13.57         $11.39         $12.08         $10.47
 $9.51
                                                             ---------------------------------------------------------------
                                                             ---------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
TOTAL RETURN, AT NET ASSET VALUE(2)                            25.23%         (1.53)%
21.93%         15.61%      1.10%
------------------------------------------------------------------------------------------------------------------
----------
------------------------------------------------------------------------------------------------------------------
----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $49,381        $40,153        $37,713
$27,434     $19,377
------------------------------------------------------------------------------------------------------------------
----------
Average net assets (in thousands)                            $45,581        $39,104        $33,742
$24,658     $22,322
------------------------------------------------------------------------------------------------------------------
----------
Ratios to average net assets:
Net investment income                                           2.59%          3.22%          3.51%          3.45%
    3.15%
Expenses, before voluntary reimbursement                        1.31%          1.36%          1.40%
1.21%       0.70%
Expenses, net of voluntary reimbursement                        1.26%          1.30%          1.30%
1.19%        N/A
------------------------------------------------------------------------------------------------------------------
----------
Portfolio turnover rate(3)                                      14.5%          13.5%          14.9%          13.1%
   10.8%
Average brokerage commission rate(4)                              --             --             --             --
--

1. On March 28, 1991, OppenheimerFunds, Inc. became the investment adviser to the Fund.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,498,803 and $23,590,977, respectively.
4. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

                                                             CLASS B
                                                             ---------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                             1996           1995           1994            1993(2)
------------------------------------------------------------------------------------------------------------------
----
------------------------------------------------------------------------------------------------------------------
----
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $17.73         $14.09         $14.35
$14.60
------------------------------------------------------------------------------------------------------------------
----
Income from investment operations:
Net investment income                                            .19            .21            .17            .17
Net realized and unrealized gain                                3.09           3.86            .19            .51
------------------------------------------------------------------------------------------------------------------
----
Total income from investment
operations                                                      3.28           4.07            .36            .68
------------------------------------------------------------------------------------------------------------------
----
Dividends and distributions to shareholders:
Dividends from net investment income                            (.21)          (.19)          (.21)          (.17)
Dividends in excess of net investment
income                                                            --             --           (.01)            --
Distributions from net realized gain                            (.61)          (.24)          (.40)          (.76)
------------------------------------------------------------------------------------------------------------------
----
Total dividends and distributions
to shareholders                                                 (.82)          (.43)          (.62)          (.93)
------------------------------------------------------------------------------------------------------------------
----
Net asset value, end of period                                $20.19         $17.73         $14.09         $14.35
                                                             ---------------------------------------------------------
                                                             ---------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
----
------------------------------------------------------------------------------------------------------------------
----
TOTAL RETURN, AT NET ASSET VALUE(2)                            18.50%         29.03%
2.50%          4.63%
------------------------------------------------------------------------------------------------------------------
----
------------------------------------------------------------------------------------------------------------------
----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $40,142        $26,647        $10,893
$5,158
------------------------------------------------------------------------------------------------------------------
----
Average net assets (in thousands)                            $33,258        $18,857         $7,834
$2,527
------------------------------------------------------------------------------------------------------------------
----
Ratios to average net assets:
Net investment income                                           0.96%          1.19%          1.45%          0.97%
(7)
Expenses, before voluntary reimbursement                        1.97%          2.07%          2.01%
2.14% (7)
Expenses, net of voluntary reimbursement                         N/A            N/A            N/A
N/A
------------------------------------------------------------------------------------------------------------------
----
Portfolio turnover rate(3)                                      14.5%          11.8%          16.3%          24.3%
Average brokerage commission rate(4)                         $0.0573        $0.0597             --             --

                                                              CLASS C
                                                              ------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                              1996           1995(5)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $17.81         $17.12
--------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .22            .02
Net realized and unrealized gain                                3.05            .97
--------------------------------------------------------------------------------------
Total income from investment
operations                                                      3.27            .99
--------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.23)          (.06)
Dividends in excess of net investment
income                                                            --             --
Distributions from net realized gain                            (.61)          (.24)
--------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                 (.84)          (.30)
--------------------------------------------------------------------------------------
Net asset value, end of period                                $20.24         $17.81
                                                              ------------------------
                                                              ------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                            18.39%          5.89%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $1,856           $130
--------------------------------------------------------------------------------------
Average net assets (in thousands)                               $904            $57
--------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                           0.92%          0.56%(7)
Expenses, before voluntary reimbursement                        2.02%          2.37%(7)
Expenses, net of voluntary reimbursement                         N/A            N/A
--------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                      14.5%          11.8%
Average brokerage commission rate(4)                         $0.0573        $0.0597

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,498,803 and $23,590,977, respectively.
4. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
5.  For the period from October 2, 1995 (inception of offering) to December
    31, 1995.
6.  For the period from May 1, 1993 (inception of offering) to December
    31, 1993.
7.  Annualized.

Investment Objective and Policies

Objective. The Fund seeks long-term growth of capital and income primarily through investments in stocks of well established companies.

Investment Policies and Strategies. In seeking its investment objective the Fund will invest, under normal market conditions, primarily in a diversified portfolio of (i) common stocks or preferred stocks that pay cash dividends, (ii) securities convertible into common stocks, and (iii) other equity securities issued by companies with a market capitalization of at least $500 million or with a history of at least five years of operations as a public company, and which are listed on a national securities exchange or traded in the over-the-counter markets. The Fund will invest primarily in cash dividend-paying stocks. The Fund may invest in foreign securities. To provide liquidity or for temporary defensive purposes, the Fund may invest all or any portion of its assets in high-quality, short-term money market instruments.

 The Sub-Adviser will seek to invest the Fund's assets in the securities of companies which, in its opinion, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. This would include stocks selling below their historical price/earnings ranges relative to the Standard & Poor's 500 Stock Index or below their historical price/book value ranges. The Sub-Adviser will give strong consideration to securities of companies whose current prices do not adequately reflect, in its opinion, the ongoing business value of the enterprise.

 The Fund may try to hedge against losses in the value of its portfolio securities by using hedging strategies described below. The Sub-Adviser may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Statement of Additional Information.

   Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus.

   Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Sub-Adviser's judgment, such transactions are advisable in light of the circumstances of a particular company or within a particular industry or in light of market, economic or financial conditions. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. See "Financial Highlights" above, "Dividends, Capital Gains and Taxes" below and "Brokerage Policies of the Fund" in the Statement of Additional Information.

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

 Because of the types of companies the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your principal. There is no assurance that the Fund will achieve its objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

   Stock Investment Risks. Because the Fund usually invests a substantial portion (and from time to time may invest all) of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time.

 As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company. Also, the Fund does not concentrate its investment in any one industry or group of industries

   Foreign Securities Have Special Risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

 There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

   There are special risks in investing in derivative investments. The Fund may invest in a number of different kinds of "derivative" investments. In general, a "derivative" investment is a specially designed investment whose performance is linked to the performance of another investment or security. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the counter market and may be illiquid. Please refer to "Illiquid and Restricted Securities" for an explanation.

   Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

 Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Risks of hedging instruments are described in greater detail in the Statement of Additional Information.

Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of
1933.   The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

   Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund will receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's net assets and are subject to the conditions described in the Statement of Additional Information. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.

   Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized.
However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days because such repurchase agreements may be illiquid. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

   When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

   Securities of Foreign Governments and Companies. The Fund may invest in debt and equity securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. Foreign debt securities may include government bonds, and debentures and notes issued by foreign companies. Some of these debt securities may have variable interest rates or "floating" interest rates that change as prevailing levels of interest rates change. Those changes will affect the income the Fund receives. The Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries. These securities are described in more detail in the Statement of Additional Information.

   Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to enhance total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

   Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

 The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

 Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons.

   Futures. The Fund may buy and sell futures contracts that relate to broadly-based securities indices (these are referred to as Stock Index Futures) or debt securities (these are referred to as "Interest Rate Futures").

   Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

 The Fund may purchase calls on Stock Index Futures, Interest
Rate Futures, broadly-based securities indices and foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

 The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can purchase those puts that relate to (1) securities the Fund owns,
(2) Stock Index Futures or Interest Rate Futures (whether or not the Fund owns that particular Future in its portfolio), (3) broadly-based securities indices, or (4) foreign currencies.

 The Fund may write puts on securities, broadly-based securities indices, foreign currencies, Stock Index Futures or Interest Rate Futures. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it would require more than 50% of its net assets to be segregated to cover put obligations.

 The Fund may buy and sell calls if certain conditions are met. Calls the Fund buys or sells must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund owns the investment on which the call is written. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. In the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in these options. The Fund may also write calls on Futures contracts it owns, but those calls must be covered by securities or other liquid assets of any type including equity and debt securities of any grade which the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

Other Investment Restrictions. The Fund has other investment restrictions which are "fundamental" policies. Under these fundamental policies, the Fund cannot do any of the following:

   The Fund cannot make short sales except for sales "against the box";
   The Fund cannot borrow money or enter into reverse
repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);
   The Fund cannot concentrate its investments in any
particular industry except that it may invest up to 25% of the
value of its   total assets in the securities of issuers of any one
industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and
   The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (1) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (2) the Fund would own more than 10% of that issuer's voting securities.

 Unless the prospectus or the Statement of Additional
Information states that a percentage restriction applies on an ongoing basis, it applies only at the time that Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. Oppenheimer Integrity Funds (the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and Oppenheimer Value Stock Fund (the "Fund") is a series of that Trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. The Fund is one of two series of the Trust. Each of the two series of the Trust is a mutual fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.

 The Trust is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

 The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information for more information on voting of shares.

The Manager and Its Affiliates. Since March 28, 1991, the Fund has been managed by the Manager, which handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. David L. Babson & Co., Inc., (the "Sub-Adviser"), acts as the Fund's sub-adviser. The Sub-Adviser is responsible for choosing the Fund's investments and its duties and responsibilities are set forth in its contract with the Manager. The Manager, not the Fund, pays the Sub-Adviser. The Sub-Adviser began managing equity assets in 1968. It became a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") in June 1995. It advises other mutual funds and institutional clients. On January 1, 1997, the Fund's previous sub-advisor, Concert Capital Management, Inc. merged into the Sub-Advisor which assumed its contract with the Manager.

 The Manager has operated as an investment adviser since 1959.
The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $60 billion as of March 31, 1997, held in more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by MassMutual.

 The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund
reorganize with and into Oppenheimer Disciplined Value Fund.   The
Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

 Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Oppenheimer Disciplined Value Fund, (ii) these shares of Oppenheimer Disciplined Value Fund would be distributed to the shareholders of the Fund, (iii) Oppenheimer Value Stock Fund would be liquidated, and (iv) the outstanding shares of Oppenheimer Value Stock Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

 A meeting of the shareholders of Oppenheimer Value Stock Fund is scheduled for July 21, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that Oppenheimer Value Stock Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed on or about May 23, 1997 to Oppenheimer Value Stock Fund's shareholders of record on May 2, 1997. Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

   Portfolio Manager.  The Portfolio Manager of the Fund is
James W. MacAllen, a Managing Director of the Sub-Adviser. He is responsible for the day-to-day management of the Fund's portfolio since May 1, 1996. Mr. MacAllen is also a Senior Vice President of the Sub-Adviser. Mr MacAllen has been associated with the Sub-Adviser since January 1, 1996 prior to which he associated with Hagler, Mastrovita & Hewitt. Mr. MacAllen was also President and Chief Executive Officer of Wilmington Capital Management and Senior Vice President and head of the Securities Division of MassMutual.

   Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $100 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million of net assets, and 0.66% of average annual net assets in excess of $500 million. The Fund's management fee for its last fiscal year was 0.74% of average annual net assets for its Class A, Class B and Class C shares.

 Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser the following annual fees, which decline on additional assets as the Fund grows: 0.40% of the first $50 million of the Fund's average annual net assets and 0.20% of net assets in excess of $50 million.

 The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

 There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. The Fund usually uses brokers when buying portfolio securities. When deciding which brokers to use, the Sub-Adviser is permitted by the sub-advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or the Sub-Adviser or their affiliates serve as investment adviser.

   The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

   The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below under "How to Sell Shares"in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "cumulative total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

 It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

   Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

 When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value", without considering the effect of the sales charge, and those returns would be less if the sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended
December 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

   Management's Discussion of Performance. During the Fund's fiscal year ended December 31, 1996, the general rise in interest rates drove down prices of outstanding fixed income securities, which had a negative effect on the Fund's performance. Because of the Fund's strategic positioning in the second half of the Fund's fiscal year end, the Fund was able to show a positive cumulative total return for the year for all classes of shares (without considering the effect of sales charges). The Fund's performance was positively affected primarily by the following two factors. First, during the second half of the year, the Fund focussed on both investment grade and higher-yielding corporate bonds which allowed the Fund to seek higher income. Secondly, the Funds's performance was positively affected by its diversification of investments. Specifically, the Fund's benefited from its investments in mortgage-backed securities. Those investments helped balance out the performance of Treasury securities caused by the general rise in interest rates. The Fund's portfolio holdings, allocations and strategies are subject to change.

   Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held at December 31, 1996; in the case of Class A shares, from the inception of the class on December 26, 1986, in the case of Class B shares, from the inception of the class on May 1, 1993, and in the case of Class C shares, performance is measured from the inception of the class on October 2, 1995.

 The performance of each class of the Fund's shares is compared to the performance of the S&P 500 Index, an unmanaged index of 500 widely-held common stocks traded on the New York and American Stock Exchanges and the over-the-counter market. It is widely recognized as a general measure of stock market performance. It includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. Index performance reflects reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Value Stock Fund (Class A) and S&P 500 Index


                                  [Graph]



Average Annual Total Return of Class A Shares of the Fund at
12/31/951
1 Year          5 Years        10 Years
-------------------------------------------------------------------
12.53%          12.54%         12.24%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Value Stock Fund (Class B) and S&P 500 Index


                                  [Graph]





Average Annual Total Return of Class B Shares of the Fund at
12/31/962
1 Year          Life
-------------------------------------------------------------------
13.50%          13.87%

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Value Stock Fund (Class C) and S&P 500 Index


                                  [Graph]


Average Annual Total Return of Class C Shares of the Fund at
12/31/963
1 Year          Life
-------------------------------------------------------------------
17.39%          19.88%

1The inception data of the Fund (Class A shares) was 12/22/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
3Class C shares of the fund were first publicly offered on 10/2/95. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and the one year return is shown net of the applicable 1% contingent deferred sales charge. Past Performance is not predictive of future performance.
Graphs are not drawn to same scale.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

   Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans" defined in "Class A
Contingent Deferred Sales Charges" on page    ). If you purchase
Class A shares as part of an investment of at least $1 million or more ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

   Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares," below.

   Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C
Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

 In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

   How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class
C for which no initial sales charge is paid.

   Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 For investors who invest $1 million or more, in most cases
Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more Class C shares from a single investor.

   Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

   Are There Differences in Account Features That Matter to
You? Because some account features may not be available to or advisable for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

   How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

   With Asset Builder Plans, Automatic Exchange Plans,
403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

   Under pension, profit-sharing, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

   There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

   How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

   Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

   Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

   Buying Shares Through Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

   Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds or to transmit dividends and distributions to your bank account.

 Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.


   Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

   At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

 If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:





                      Front-End         Front-End
                      Sales Charge      Sales Charge     Commission
                      as Percentage     as Percentage    as Percentage
                      of Offering       of Amount        of Offering
Amount of Purchase    Price             Invested         Price
----------------------------------------------------------------------------------------------
Less than $25,000     5.75%             6.10%            4.75%
---------------------------------------------------------------------------------------------
$25,000 or more but   5.50%             5.82%            4.75%
less than $50,000
---------------------------------------------------------------------------------------------
$50,000 or more but   4.75%             4.99%            4.00%
less than $100,000
----------------------------------------------------------------------------------------------
$100,000 or more but  3.75%             3.90%            3.00%
less than $250,000
----------------------------------------------------------------------------------------------
$250,000 or more but  2.50%             2.56%            2.00%
less than $500,000
----------------------------------------------------------------------------------------------
$500,000 or more but  2.00%             2.04%            1.60%
less than $1 million

The Distributor reserves the right to reallot the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

   Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

   Purchase aggregating $1 million or more;
   Purchase by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more;
   Purchases by a retirement plan qualified under section
401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or
   Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the distributor for those purchases.

 The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis.
That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

 If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of: (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

 In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

 No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

   Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

 Additionally, you can add together current purchases of Class
A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

   Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class
A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

   Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

   the Manager or its affiliates;
   present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
   registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
   employees and registered representatives (and their spouses and minor children) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
   dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, financial intermediary or advisor for the purchase or sales of Fund shares);
   (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
   directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
   accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
   any unit investment trust that has entered into an appropriate agreement with the Distributor;
   a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
   qualified retirement plans that had agreed with the former
Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

 Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

   shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
   shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
   shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
   shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
   shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

 Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

   to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
   for involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
      if, at the time of purchase of shares (prior to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
      if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);
   for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;
   for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as deferred in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;
    for distributions from Retirement Plans with 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option for the Plan; or
    for distributions from certain 401(k) plan programs sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

   Service Plan for Class A Shares.  The Fund has adopted a
Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

 Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

 The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                    Contingent Deferred Sales Charge
Beginning of Month in which    On Redemptions in That Year
Purchase Order Was Accepted    (As % of Amount Subject to
Charge)
-------------------------------------------------------------------
0 - 1                          5.0%
1 - 2                          4.0%
2 - 3                          3.0%
3 - 4                          3.0%
4 - 5                          2.0%
5 - 6                          1.0%
6 and following                None

 In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

   Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

    Distribution and Service Plans for Class B and Class C
Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. The purpose of the Class B plan is to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts and the purpose of the Class C plan is to compensate the Distributor for its services and costs in distributing and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

 Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

 The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

 The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B shares. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs of distributing and selling Class B shares. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

 The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments, retained by the Distributor during the first year Class C shares are outstanding, are at a fixed rate that is not related to the Distributor's expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

 The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At December 31, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class B shares of $11,881,867 (equal to 3.49% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year.

   Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers for Redemptions in Certain Cases. The Class B and
Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:
   to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
   redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established and for disability you must provide evidence of a determination of disability by the Social Security Administration);
   returns of excess contributions to Retirement Plans; distributions from retirement plans that qualify as
"substantially equal periodic payments" under Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
   distributions from OppenheimerFunds prototype 401(k)plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans for (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries; or
   distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
 Waivers for Shares Sold or Issued in Certain Transactions.
 The contingent deferred sales charge is also waived on Class
B and Class C shares sold or issued in the following cases:
   shares sold to the Manager or its affiliates;
   shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
   shares issued in plans of reorganization to which the Fund is a party.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

 AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

   Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

   PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

   Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

   Exchanging Shares. With the OppenheimerFunds Exchange
Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

   Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below for details.

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for some account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for more information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

   Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. Automatic withdrawal Plans are not advisable for Class B and Class C shares subject to a contingent deferred sales charge ("CDSC") unless waivers of the CDSC apply. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

   Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of the same class of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

   Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
   403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
   SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment
   Pension and Profit-Sharing Plans for self-employed persons and other employers
   401(k) prototype retirement plans for businesses

 Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. You can sell your shares by written directions to the Transfer Agent or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

   Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

   Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

   You wish to redeem more than $50,000 worth of shares and receive a check
   The redemption check is not payable to all shareholders listed on the account statement
   The redemption check is not sent to the address of record on your account statement
   Shares are being transferred to a Fund account with a different owner or name
   Shares are redeemed by someone other than the owners (such as an Executor)

   Where Can I Have My Signature Guaranteed?  The Transfer
Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

      Your name
      The Fund's name
      Your Fund account number (from your account statement) The dollar amount or number of shares to be redeemed Any special payment instructions
      Any share certificates for the shares you are selling The signatures of all registered owners exactly as the account is registered, and
      Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for       Send courier or Express
Mail
requests by mail to:                requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue,
Denver, Colorado 80217                   Building D
                                    Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your request must be received by the Transfer Agent or its agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

   To redeem shares through a service representative, call
1-800-852-8457
   To redeem shares automatically on PhoneLink, call 1-800-533-
3310

 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds transferred to that bank account.

   Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

   Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

   Shares of the fund selected for exchange must be available for sale in your state of residence
   The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
   You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
   You must meet the minimum purchase requirements for the fund you purchase by exchange
   Before exchanging into a fund, you should obtain and read its prospectus

 Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

 Exchanges may be requested in writing or by telephone:

   Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

   Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

 You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

 There are certain exchange policies you should be aware of:

   Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

   Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

   Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

   The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

   Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

   The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

   Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

   Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

   The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

   Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

   Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

   Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

   "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

   The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

   To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income and pays such dividends to shareholders quarterly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

   Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
   Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
   Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
   Reinvest Your Distributions in the Same Class of Shares of Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

   "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

   Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

   Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

 This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                        APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER VALUE STOCK FUND


 Graphic material included in Prospectus of Oppenheimer Value
Stock Fund: "Comparison of Total Return of Oppenheimer Value Stock Fund with the S&P 500 Index - Change in Value of a $10,000
Hypothetical Investment"

 Linear graphs will be included in the Prospectus of
Oppenheimer Value Stock Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of Class A shares, that graph will cover each of the Fund's fiscal years from the inception of the class (December 31, 1986) through December 31, 1996, in the case of Class B shares the graph will cover the periods from inception of the class (May 1, 1993) through December 31, 1996, and in the case of Class C shares the graph will cover the period from inception of the class (October 2,
1995) through December 31, 1996.   The graphs will compare such
values with the same investments over the same time periods with the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to Market"
                   Oppenheimer
Fiscal Year        Value Stock
(Period) Ended     Fund A               S&P 500 Index

12/31/86           $9,425               $10,000
12/31/87           $9,528               $10,525
12/31/88           $11,016              $12,268
2/31/89            $13,430              $16,149
12/31/90           $13,225              $15,647
12/31/91           $16,562              $20,404
12/31/92           $18,153              $21,956
12/31/93           $19,781              $24,164
12/31/94           $20,431              $24,482
12/31/95           $26,576              $33,671
12/31/96           $31,719              $41,397

                   Oppenheimer
Fiscal Year        Value Stock
(Period) Ended     Fund B(1)            S&P 500 Index

05/1/93            $10,000              $10,000
12/31/93           $10,464              $10,807
12/31/94           $10,725              $10,949
12/31/95           $13,839              $15,058
12/31/96           $16,099              $18,513

                   Oppenheimer
Fiscal Year        Value Stock
(Period) Ended     Fund C(2)            S&P 500 Index

10/02/05           $10,000              $10,000
12/31/95                                $10,589   $10,600
12/31/95                                $12,536   $13,034

-------------------
(1)   Class B shares of the Fund were first publicly offered on May
1,    1993.
(2)   Class C shares of the Fund were first publicly offered on
October 2,         1995.
                                APPENDIX A

      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds


 The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges


  Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

  Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                      Front-End Front-End
                      Sales          Sales               Commission
                      Charge         Charge              as
                      as a      as a           Percentage
Number of                  Percentage     Percentage          of
Eligible Employees              of Offering    of Amount      Offering
or Members                 Price          Invested       Price

9 or fewer                 2.50%          2.56%               2.00%

At least 10 but not
 more than 49                   2.00%          2.04%               1.60%


 For purchases by Qualified Retirement Plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages ____ to ____ of this Prospectus.

 Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

   Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

   Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

   Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

   Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

   Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

   Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

   Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

   Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or
(b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements. Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

 Dealers who sold Class C shares of a Former Quest for Value
Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

Oppenheimer Value Stock Fund
6803 South Tucson Way
Englewood, Colorado 80112
Telephone: 1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
David L. Babson & Co., Inc.
One Memorial Drive
Cambridge, MA 02142

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., David L. Babson & Co., Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


PR0325.001.4___  *Printed on recycled paper

OPPENHEIMER VALUE STOCK FUND

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated April 30, 1997.


 This Statement of Additional Information of Oppenheimer Value Stock Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 30, 1997. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                     Page

About the Fund
Investment Objective and Policies. . . . . . . . . . . . .2
Investment Policies and Strategies . . . . . . . . . . . .2
Other Investment Techniques and Strategies . . . . . . . .6
Other Investment Restrictions. . . . . . . . . . . . . . 21
How the Fund is Managed. . . . . . . . . . . . . . . . . 23
Organization and History . . . . . . . . . . . . . . . . 24
Trustees and Officers of the Fund. . . . . . . . . . . . 25
The Manager and Its Affiliates . . . . . . . . . . . . . 30
Brokerage Policies of the Fund . . . . . . . . . . . . . 33
Performance of the Fund. . . . . . . . . . . . . . . . . 36
Distribution and Service Plans . . . . . . . . . . . . . 40
About Your Account
How to Buy Shares. . . . . . . . . . . . . . . . . . . . 44
How to Sell Shares . . . . . . . . . . . . . . . . . . . 54
How to Exchange Shares . . . . . . . . . . . . . . . . . 60
Dividends, Capital Gains and Taxes . . . . . . . . . . . 62
Additional Information About the Fund. . . . . . . . . . 64
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . 65
Financial Statements . . . . . . . . . . . . . . . . . . 66
Appendix A: Corporate Industry Classifications . . . . .A-1
ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

       Equity Securities

       Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity. Those can be a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

       Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

       Debt Securities

       U.S. Government Securities. The U.S. government obligations in which the Fund may invest in for defensive reasons include U.S. Treasury bills, notes and bonds which are direct obligations of the U.S. government and debt obligations issued, assumed, guaranteed or sponsored by agencies or instrumentalities established under the authority of an Act of Congress, or obligations secured by such securities.

       Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as a percentage of the prime rate of a bank or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

       Short-Term Money Market Securities. The high-quality, short-term money market instruments the Fund may invest in to provide liquidity or for temporary defensive purposes include U.S. government obligations; commercial paper which at the date of the investment is rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, is issued by companies having an outstanding debt issue currently rated at least A by Standard & Poor's or Moody's; short-term obligations of corporate issuers which at the date of investment are rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's; bank participation certificates, provided that at the date of investment each of the underlying loans is made to an issuer of securities rated at least A-2, AA or SP-2 by Standard & Poor's or P-2 or Aa by Moody's, and also provided that the underlying loans have a remaining maturity of one year or less; and certificates of deposit and bankers' acceptances of banks and savings and loan associations. The Fund may also purchase short-term money market instruments which ratings are substantially similar to the Moody's and Standard & Poor's ratings and are from another NRSRO.

       Warrants. The Fund may invest up to 5% of the value of its assets in warrants in an effort to build a position in the underlying common stocks and, of such 5%, no more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period.

  Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in equity or debt securities (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All of these securities are considered to be "Foreign Securities."

     The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Sub-Adviser will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

     Securities of foreign issuers that are represented by American depository receipts (known as "ADRs"), or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities," because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be approved by the Fund's Board of Trustees if required under applicable SEC rules.

     The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

     The values of foreign investments may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

Other Investment Techniques and Strategies

       Hedging with Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) purchase Futures or (ii) purchase calls on such Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging position. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency or on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed. Additional Information about the Hedging Instruments the Fund may use is provided below.

       Writing Call Options. The Fund may write (that is, sell) call options ("calls"). All calls written by the Fund must be "covered" while the call is outstanding (that means, the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract.

     When the Fund writes a call on an investment it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund has subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

        Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     The Fund may purchase put options ("puts") which relate to securities, foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment it does not own, either a put on an index or a put on a Stock Index Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

       Stock Index Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures"). A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. Normally this will be effected by the sale of a security denominated in the relevant currency at a price higher or lower than the original acquisition price of the security. This will result in a loss or gain in addition to that resulting from the currency option position. The Fund will not engage in writing options on foreign currencies unless the Fund has sufficient liquid assets denominated in the same currency as the option or in a currency that, in the judgment of the Manager, will experience substantially similar movements against the U.S. dollar as the option currency.

       Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its net assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount (or for a fixed amount of another currency closely correlated with the U.S. dollar) where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

     The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in these currencies provided the excess amount is "covered" by liquid, high grade debt securities, denominated in either that foreign currency or U.S. dollars, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.


     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Contracts are not traded on an exchange and therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless subject to a buy-back agreement with the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodities Futures Trading Commission ("CFTC"). In particular the Fund is excluded from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund, or an advisor that is an affiliate of the Fund's advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


     Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of equity securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       Risks or Hedging with Futures and Options. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

       Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

       Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

       Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Trust's Board of Trustees from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Sub-Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound. Additionally, the Sub-Adviser will continuously monitor the collateral's value.

       When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date.
During the period between commitment by the Fund and settlement (generally not more than 120 days from the date the offer is accepted), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its custodian liquid assets at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it generally will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund generally enters into such transactions with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Sub-Adviser will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       Short Sales Against-the-Box. In a short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in-the-box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust may not, on behalf of the Fund do any of the following:

       The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

       The Fund may not invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent the Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs);

       The Fund may not make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities;

       The Fund may not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending;

       The Fund may not purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual") who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and

       The Fund may not make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

     In addition to the investment restrictions described above and those contained in the Prospectus, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such nonfundamental policies and guidelines, the Fund may not do any of the following:

       The Fund may not invest for the purpose of exercising control over, or management of, any company;

       The Fund may not purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience , if such purchase would cause more than 5% of the current value of the Fund's assets to be invested in such companies;

       The Fund may not invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition;

       The Fund may not invest more than 5% of its net assets in warrants;

       The Fund may not invest more than 2% of its net assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange; and

       The Fund may not invest in real estate limited partnerships.

     For purposes of the Fund's policy not to concentrate investments as described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information.
This policy is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Value Stock Fund (referred to as the "Fund") is one of two series of Oppenheimer Integrity Funds (the "Trust"). This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund. The Trust was established in 1982 as MassMutual Liquid Assets Trust and changed its name to MassMutual Integrity Funds on April 15, 1988. The Fund was established as a separate Massachusetts business trust known as MassMutual Equity Investors Trust in 1986, and was reorganized as a series of the Trust on April 15, 1988. On March 29, 1991, the Trust changed its name from MassMutual Integrity Funds to Oppenheimer Integrity Funds and the Fund changed its name from MassMutual Value Stock Fund to Oppenheimer Value Stock Fund.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of at least 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicant's expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances, the risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers of the Fund

     The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the Trustees are also Trustees, Directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Equity Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for Mr. Fossel and Ms. Macaskill who are not Trustees or Directors Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer
Variable Account Funds  and Panorama Series Fund, Inc.   Mr. Fossel
also is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of April 2, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, none of the Fund's outstanding Class B shares and none of the Fund's outstanding Class C shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the Trustees and officers listed below, Mr. Donohue, is a trustee), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Robert G. Avis, Trustee; Age: 65
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and
A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age: 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 66
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Sam Freedman, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee; Age: 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company): formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 75
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age: 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; director of Visiting
Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman Chief Executive Officer and Trustee; Age:
63
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager; formerly President and director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial") and Chairman of the Board of SSI.

Bridget A. Macaskill, President; Age 48*
President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Andrew J. Donohue, Vice President and Secretary; Age 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer
Partnership Holdings, Inc. and   MultiSource Services, Inc. (a
broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Vice President, Treasurer, and Assistant
Secretary; Age 60
6803 Tucson Way,  Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI;
Treasurer of OAC;   Treasurer of Oppenheimer Partnership Holdings,
Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

James W. MacAllen, Portfolio Manager; Age: 53
Senior Vice President of David L. Babson and Company ("Babson");
formerly associated with Hagler, Mastrovita & Hewitt; President and Chief Investment Officer of Wilmington Capital Management; and
Senior Vice President and head of the Securities Investment
Division of MassMutual.

Robert G. Zack, Assistant Secretary; Age: 48
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 38
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer; Age 31
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

       Remuneration of Trustees. The officers of the Fund and one of the Trustees of the Fund (Mr. Swain) who is affiliated with the Manager receives no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. Mr. Freedman became a Trustee June 27, 1996 and received no compensation from the Fund before that date. The compensation from the Fund was paid during fiscal year ended December 31, 1996. The compensation from all of the other Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1996. Compensation is paid for services in the positions listed beneath their names:
                                   Total Compensation
                     Aggregate     From All
                     Compensation  Denver-based
Name and Position    from Fund     Oppenheimer funds1

Robert G. Avis,      $725          $58,003
  Trustee

William A. Baker,    $996          $79,715
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr,. $934          $74,717
  Audit and Review
  Committee Member
  and Trustee

Sam Freedman,        $369          $29,502
 Trustee

Raymond J. Kalinowski,$927         $74,173
  Trustee

C. Howard Kast,      $927          $74,173
  Trustee

Robert M. Kirchner,  $934          $74,717
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel,        $725          $58,003
  Trustee

________________
1For the 1996 calendar year.

Major Shareholders. As of March 21, 1997, the only entities that owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were (i) MML Securities Corporation, 1414 Main Street, Springfield, MA 01144, which owned 1,691,756.931 Class A shares (approximately 22.79% of the Fund's Class A shares then outstanding) (ii) MassMutual Life Insurance Company, c/o Investment Services Dept., 1295 State Street, Springfield, MA 01111-0001, which owned 587,681.298 Class
A shares (approximately 7.91% of the Fund's Class A shares then outstanding);(ii)Merrill Lynch Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484, which owned 109,049.000 Class B shares (approximately 5.17% of the Fund's Class B shares then outstanding); (iv)Merrill Lynch Fenner & Smith for the Sole Benefit of its Customers, 4800 Deer Lake Drive E FL3, Jacksonville, FL 32246-6484, which owned 21,292.000 Class C shares (approximately 19.28% of the Fund's Class C shares then outstanding); and (v) PaineWebber for the Benefit of Kentucky Land Title Agency, Inc. Profit Sharing Plan, 2362 Grandview Drive, Fort Mitchell, KY 41017-1633 who owned 5,814.056 Class C shares (approximately 5.27% of the Fund's Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and one of whom (Mr. James
C. Swain) serves as Trustees of the Fund.

    The Manager and the Fund have a Code of Ethic, as does the Sub-Adviser. The Codes are designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Codes of Ethics is carefully monitored and strictly enforced.

      The Investment Advisory Agreement. The Investment Advisory Agreement, dated as of March 28, 1991, between the Trust on behalf of the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General
Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

    The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. The advisory agreement is subject to annual approval by the Board of Trustees, who may terminate the advisory agreement on sixty days' notice approved by a majority of the Trustees.

    Prior to April 23, 1993, MassMutual served as the Fund's investment sub-adviser under a prior sub-advisory agreement (the "Prior Sub-Advisory Agreement"). The Manager paid MassMutual a sub-advisory fee under the Prior Sub-Advisory Agreement at the following annual rates: 0.40% of the Fund's first $100 million of average annual net assets, 0.30% of the next $200 million, 0.25% of the next $200 million and 0.20% of average annual net assets in excess of $500 million.

    On April 23, 1993, the Fund's shareholders approved a new sub-advisory agreement (the "sub-advisory agreement") with the Sub-Adviser. The sub-advisory fees paid under the sub-advisory agreement are stated in the Prospectus. In connection with approval of the sub-advisory agreement by the Trust's Board of Trustees and shareholders, MassMutual also represented that there will be no substantive change in the sub-advisory relationship other than the restructuring of investment advisory duties between MassMutual and the Sub-Adviser pursuant to MassMutual's internal reorganization of its investment advisory services for equity assets. MassMutual also agreed to guarantee the performance of the Sub-Adviser under the sub-advisory agreement. That guarantee provides that it will terminate as to the Sub-Adviser's performance and the discharge of its responsibilities after such termination if for three consecutive 12 month fiscal year ends the Sub-Adviser has total stockholders equity of at least $200,000 according to its annual audited financial statements delivered to the Fund. The Sub-Adviser met the foregoing requirement as of the end of its December 31, 1996 fiscal year end.

    Under the sub-advisory agreement, the Sub-Adviser is responsible for managing the Fund's portfolio of securities and making investment decisions with respect to the Fund's investments subject to the Fund's investment policies established by the Board of Trustees of the Trust, and in accordance with the Fund's investment objective, policies and restrictions, set forth in the Prospectus and this Additional Statement. The sub-advisory agreement has the same provisions as to renewal, termination and the standard of care as the investment advisory agreement, and both advisory agreements are subject to annual approval by the Trustees, who may terminate either advisory agreement on sixty days' notice approved by a majority of the Trustees.

    The advisory agreements contain no expense limitation.
However, independently of the advisory and sub-advisory agreements, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary expenses, such as litigation costs) shall not exceed (and the Manager undertakes to reduce the Fund's management fee in the amount by which such expenses shall exceed) the most stringent applicable state "blue sky" expense limitation requirement for qualification of sale of the Fund's shares. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of the Fund's average annual net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to change or eliminate this expense limitation at any time.

    The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation.

    For the fiscal years ended December 31, 1994, 1995 and 1996 the advisory fees paid to the Manager were $738,121, $993,692 and $ 1,315,835, respectively, of which $295,983, $364,728 and $452,194 respectively, was paid by the Manager to the Sub-Adviser.

      The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Class A Service Plan and the Class B and Class C Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the aggregate amount of sales charges on sales of the Fund's Class A shares was $204,620, $318,952 and $345,153, respectively, of which the Distributor and Massachusetts Mutual Life Investors Services, Inc. ("MMLISI") retained in the aggregate $135,102, $193,431 and $192,834 in those respective years. For the year ending December 31, 1996, the Distributor paid $401,158 to broker-dealers on the sales of the Funds' Class B shares, $67,248 of which went to MMLISI. In addition, the Distributor collected $49,374 from contingent deferred sales charges assessed on Class B shares. During the Fund's fiscal year ended December 31, 1996, the Distributor paid $15,057 to broker-dealers on the sales of the Funds' Class C shares, $1,741 of which went to MMLISI. For additional information about distributing of the Fund's shares, payment made by the Fund to the Distributor, and expenses connected with such activities, refer to "Distribution and Service Plans," below.

      The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies Of The Fund

Brokerage Provisions of the Sub-Advisory Agreement. One of the duties of the Sub-Adviser under the sub-advisory agreement is to arrange the portfolio transactions of the Fund. In doing so, the Sub-Adviser is authorized by the sub-advisory agreement to employ broker-dealers ("brokers"), including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by the Trust's Board of Trustees. Purchases of securities from underwriters include a commission or concession by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

    Under the sub-advisory agreement, the Sub-Adviser is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which it or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Sub-Adviser that the commission is fair and reasonable in relation to the services provided.

Description of Brokerage Practices Followed by the Manager and Sub-Adviser. Subject to the provisions of the sub-advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Sub-Adviser's portfolio traders based upon recommendations by the Sub-Adviser's portfolio manager. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the sub-advisory agreement and the procedures and rules described above.
In either case, brokerage is allocated under the supervision of the Manager's executive officers and the Sub-Adviser. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

    Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Adviser determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Adviser and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Adviser in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager and Sub-Adviser to use concessions on fixed price offerings to obtain research in the same manner as is permitted in agency transactions. The Board has also permitted the Manager and Sub-Adviser to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager and Sub-Adviser that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis as the stated commission, and (iii) the trade is not a riskless principal transaction.

    The research services provided by brokers broaden the scope and supplement the research activities of the Sub-Adviser by making available additional views for consideration and comparisons, and enabling the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board, including the independent Trustees of the Trust (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans described below) or in any agreements relating to those Plans, annually reviews information furnished by the Sub-Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

    Pursuant to the sub-advisory agreement, the Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of the securities exchanges, brokers or dealers as may in the its best judgement implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (that is, prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations.

    Securities held by the Fund may also be held by Sub-Adviser in its investment accounts and by other investment companies for which it acts as investment adviser. If the same security is purchased or sold for the Fund and such investment accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased and sold. The main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the Trust's management that such execution advantage and the desirability of retaining the Sub-Adviser in that capacity outweigh the disadvantages, if any, which might result from this procedure.

    Paul Hallingby, Jr. is a director of MassMutual and a General Partner of Bear Stearns & Co., Inc. ("Bear Stearns"). For its fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage fees to Bear Stearns of $3,546, $4,254 and $6,096, respectively. For the fiscal year ended December 31, 1996, the Fund placed 15.64% of its transactions involving payment of commissions with Bear Stearns, for which it was paid 8.40% of the Fund's aggregate brokerage fees for that period.

    During the fiscal years ended December 31, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $18,630, $62,009 and $72,570, respectively. Of that amount, during the fiscal year ended December 31, 1996, no brokerage commissions were paid to dealers for research services (including special research, statistical information and execution).

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return", "total return," "cumulative total return," "total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of the Fund may be advertised. An explanation of how total returns are calculated for each class and the components of those calculations is set forth below.

    The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total returns for any given past period are not a prediction or representation by the Fund of future rates of return on its shares. The total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

      Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


              1/n
         (ERV)
         (---)   -1 = Average Annual Total Return
         ( P )



      Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


         ERV - P
         ------- = Total Return
            P



    In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% in the sixth year and none thereafter), is applied, as described in the Prospectus. For Class C shares, the payment of 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five-year periods ended December 31, 1996 and for the period from December 22, 1986 (the date the Fund became an open-end Fund) to December 31, 1996, were 12.53%, 12.54% and 12.00%, respectively. The cumulative "total return" on Class
A shares for the latter period was 211.58%. The average annual total return for the one year period ended December 31, 1996 and the cumulative total return for the fiscal period from May 1, 1993, through December 31, 1996 on an investment in Class B shares of the Fund were 13.87% and 60.99%, respectively. The cumulative total return for the fiscal period from October 2, 1995 through December 31, 1996, was 25.37%.

      Total Returns at Net Asset Value.  From time to time the
Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative "total return at net asset value" on the Fund's Class A shares for the fiscal year ended December 31, 1996, and for the period from December 22, 1986 to December 31, 1996 were 12.67% and 230.59%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year ended December 31, 1996, and for the fiscal period from May 1, 1993 through December 31, 1996 were 14.44% and 63.99%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the fiscal year ended December 31, 1996, and for the fiscal period from October 2, 1995 through December 31, 1996 were 19.88% and 25.37%, respectively.

    Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, with the return on other investment alternatives, investors should understand that the Fund is an equity fund seeking long-term growth of capital and income and its return may fluctuate more than that on certificates of deposit, savings accounts, U.S. Treasury bills and other fixed-income investments that may be insured or guaranteed.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other equity funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

    From time to time the Fund may publish the star ranking of the performance of its Class A, Class B and Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among international stock funds. Investment return measures a fund's or class' one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class' performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

    The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

    From time to time, the Fund may include in its advertisements and sales literature performance information about the fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

    The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of one or more of the following indices: the Standard & Poor's 500 Index ("S & P 500") or the Dow-Jones Industrial Average ("Dow"), which are widely-recognized indices of U.S. stock market performance. Such indices consist of unmanaged groups of common stocks. Each index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

    The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the servicing and/or distribution of the shares of each class, as described in the Prospectus. Each Plan has been approved by the vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, as required by the Rule, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that required shareholder vote was cast by the Manager as the sole shareholder of Class C shares at that time.

    The Class A and Class B Plans are "reimbursement-type" Plans, which means that they provide for the reimbursement of the distributor's actual expenses incurred in connection with the service/and or distribution of the Fund's shares of those classes. The Class C Plan is a "compensation-type" plan, which means that it provides for the compensation of the distributor for the service and distribution of the Fund's shares of that class.

    Each plan provides for the payment of a Service Fee which the Distributor may pay to brokers, dealers and other persons or entities ("Recipients") for providing personal services and account maintenance services to accounts and shareholders that hold shares of the Fund. The Service Fee is described more fully below under Class A Plan. The Class B and Class C Plans also provide for the payment of an asset-based sales charge of up to 0.75% of the average annual net assets of Class B and Class C shares, respectively. Asset-based sales charge payments are designed to permit an investor to purchase Class B or Class C shares of the Fund without the payment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of those shares. The asset-based sales charges are described more fully below under Class B Plan and Class C Plan.

    Under each Plan, the Manager and the Distributor, in their sole discretion, may from time to time use their own resources, at no cost to the Fund, to make payments to Recipients for distribution and administrative services they perform. In the case of the Manager, those payments may be made from profits from the advisory fee it receives from the Fund. The Distributor and the Manager may in their sole discretion increase or decrease the amount of these payments. Under each Plan, the Fund's Board of Trustees may change the amount paid to a Recipient, but may not permit payment of an amount in excess of the maximum payment set forth above. The Board may establish minimum assets levels to be held by a Recipient, and may also establish a minimum holding period for Recipients in each case to entitle a Recipient to receive any payments under a Plan. The Board of Trustees has established the payment level at the maximum provided for in each Plan and has not set any minimum holding periods or minimum asset levels.

    All payments under the Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and Service Fees.

    While the plans are in effect, the Treasurer of the Fund must provide separate written reports to the Fund's Board of Trustees at least quarterly describing the amount of payments made pursuant to each Plan and the purposes for which the payments were made. The Class B report also must include the Distributor's distribution costs for the quarter, and such costs for previous quarters that have been carried forward. The Class A and Class B reports also must include the identity of each Recipient that received any payment. These reports are subject to the review and approval of the Independent Trustees.

    A Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined by the Investment Company Act) of the outstanding voting securities of that Class. No amendment to a Plan which increases materially the amount to be paid under the Plan may be made unless the amendment is approved by the shareholders of the class affected by the amendment. All material amendments must be approved by the Board of Trustees. Unless terminated earlier, each Plan continues in effect from year to year but only so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. For the fiscal year ended December 31, 1996, payments under the Plan for Class A shares totaled $350,768, all of which was paid by the Distributor to Recipients including $216,769 that was paid to an affiliate of the Distributor. Payments made under the Class B Plan during the fiscal year ended December 31, 1996 totaled $332,226, of which $277,247 was retained by the Distributor and $11,278 paid to an affiliate of with the Distributor. For the fiscal period of October 2, 1995 through December 31, 1996, payments under the Class C Plan totaled $9,020, of which $8,196 was retained by the Distributor.

Class A Plan

    The Class A Plan provides for the payment of a Service Fee, not to exceed 0.25% of the average annual net assets of the class, for personal services and the maintenance of accounts holding Class A shares.

Class B Plan

    The Class B Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of that class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class B Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based on the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class B Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

    The Class B Plan also provides for the payment of an asset-based sales charge of up to 0.75% of the annual net assets of the Class B shares. The asset-based sales charge paid to the Distributor under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commission paid to authorized Recipients at the time of sale, plus financing costs.

    The Class B Plan provides that the Distributor may use the asset-based sales charge to recover its distribution expenses in connection with the distribution of Class B shares which include sales commissions and Service Fees paid to Recipients, financing costs with respect to distribution payments, compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.

    The Distributor's actual Class B distribution expenses for any given year may exceed the aggregate of payments received under the Class B Plan and from recoveries of contingent deferred sales charges. The Distributor anticipates that it will take a number of years for it to recoup its Class B distribution expenses. The Class B Plan allows such expenses to be carried forward and paid in future years. The Class B shares will be charged only for interest expenses, carrying charges or other financing costs that are directly related to the carry forward of actual distribution expenses.

Class C Plan

    The Class C Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of each class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class C Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based on the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class C Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

    The Class C Plan also provides for the payment of an asset-based sales charge of 0.75% of the annual net assets of the Class B shares. The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less that the amount paid by the Fund.

    The Distributor's services to the Class C shareholders of the Fund include paying sales commissions and Service Fee payments to Recipients, providing personnel to support distribution of shares, and bearing other costs of distribution including the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.


    The Class C asset-based sales charge paid during the first year is retained by the Distributor and thereafter paid to the Recipient as an ongoing commission on Class C shares that have been outstanding for a year or more.

About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor normally will not accept (i) any order for $500,000 or more of Class B shares or (ii) any order for $1 million of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

    The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by additional expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

    The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

    The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed, including weekends and holidays, or after the close of the Exchange on a regular business day. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

    The Trust's Board of Trustees has established procedures for the valuation of the Trust's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing "bid" prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "ask" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;
(iii) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of no more than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

    Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of The New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees, the Manager, and/or the Sub-Adviser, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars in the London foreign exchange market closing price that day, as provided by a reliable bank, dealer or pricing service.

    In the case of U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Manager and/or the Sub-Advisor may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which last sale information is generally not available. The Manager and /or Sub-Advisor will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

    Calls, puts and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, the value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, aunts, uncles, nieces and nephews, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Developing Markets Fund
Oppenheimer Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Capital Value Fund, Inc.


the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.
Oppenheimer World Bond Fund
Oppenheimer Bond Fund for Growth
Rochester Fund Municipals
Limited Term New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Life Span Balanced Fund
Oppenheimer Life Span Growth Fund
Oppenheimer Life Span Income Fund


* Shares of the Fund are not presently exchangeable for shares of Limited Term New York Municipal Fund prior to May 1, 1997.

    There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds. Under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge.

      Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the letter.

    In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

    For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

    If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

    In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      Terms of Escrow that Apply to Letters of Intent.

    1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

    2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

    3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

    5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

    6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares" in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

    There is a front-end sales charge on the purchase of certain Oppenheimer funds or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

    Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

    The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

    Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of these shares is less than $1,000 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares that you purchased subject to an initial sales charge, or the Class A contingent deferred sales charge when you redeemed them or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them, without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing
and amount of the reinvestment.   Under the Internal Revenue Code,
if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application
or signature-guaranteed instructions.   Shares are normally
redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Sales and Class C Contingent Deferred Sales Charge").

    By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

    The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

    For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

    Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

    The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

    The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

    To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

    If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

    As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class C shares.

    All Oppenheimer funds offer Class A Class B and Class C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

    For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

    Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

    When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

    The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

    When exchanging shares by telephone, a shareholder must either have an existing account or obtain, open an account in, and acknowledge receipt of a prospectus for, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

    Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

    The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains And Taxes

Dividends and Distributions. Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

    The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

    Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Trust's Board and Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) listed in "Reduced Sales Charges" above at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

=====================================================================
===========
          The Board of Trustees and Shareholders of Oppenheimer Value Stock
          Fund:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Value Stock Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Value Stock Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


          /s/ Deloitte & Touche LLP
          DELOITTE & TOUCHE LLP

          Denver, Colorado
          January 22, 1997



5      Oppenheimer Value Stock Fund

STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                                      MARKET VALUE
                                                                                                         SHARES       SEE NOTE 1
=====================================================================
==============================================================
COMMON STOCKS--94.7%

------------------------------------------------------------------------------------------------------------------
------------------
BASIC MATERIALS--7.7%
------------------------------------------------------------------------------------------------------------------
------------------
CHEMICALS--4.1%
       Du Pont (E.I.) De Nemours & Co.                                                                  21,500          $
2,029,062

------------------------------------------------------------------------------------------------------------------
------------
       Lubrizol Corp. (The)                                                                             40,400
1,252,400

------------------------------------------------------------------------------------------------------------------
-----------
       Nalco Chemical Co.                                                                               52,500
1,896,562

------------------------------------------------------------------------------------------------------------------
-----------
       Rohm & Haas Co.                                                                                  31,000
2,530,375
                                                                                                                        ------------
                                                                                                                           7,708,399

------------------------------------------------------------------------------------------------------------------
------------------
PAPER--3.6%
       Temple-Inland, Inc.                                                                              40,000
2,165,000

------------------------------------------------------------------------------------------------------------------
-----------
       Westvaco Corp.                                                                                   64,500
1,854,375

------------------------------------------------------------------------------------------------------------------
-----------
       Weyerhaeuser Co.                                                                                 58,800
2,785,650
                                                                                                                        ------------
                                                                                                                           6,805,025

------------------------------------------------------------------------------------------------------------------
------------------
CONSUMER CYCLICALS--11.2%

------------------------------------------------------------------------------------------------------------------
------------------
AUTOS & HOUSING--5.6%
       Ford Motor Co.                                                                                   73,100
2,330,062

------------------------------------------------------------------------------------------------------------------
-----------
       Genuine Parts Co.                                                                                55,000
2,447,500

------------------------------------------------------------------------------------------------------------------
-----------
       Goodyear Tire & Rubber Co.                                                                       73,000
3,750,375

------------------------------------------------------------------------------------------------------------------
-----------
       Stanley Works (The)                                                                              80,000
2,160,000
                                                                                                                        ------------
                                                                                                                          10,687,937

------------------------------------------------------------------------------------------------------------------
------------------
LEISURE & ENTERTAINMENT--1.3%
       Eastman Kodak Co.                                                                                31,800
2,551,950
------------------------------------------------------------------------------------------------------------------
------------------
MEDIA--1.4%
       McGraw-Hill, Inc.                                                                                57,000
2,629,125
------------------------------------------------------------------------------------------------------------------
-----------------
RETAIL: GENERAL--2.9%
       May Department Stores Cos.                                                                       46,500
2,173,875

------------------------------------------------------------------------------------------------------------------
-----------

       Sears Roebuck & Co.                                                                              31,000
1,429,875

------------------------------------------------------------------------------------------------------------------
-----------
       VF Corp.                                                                                         27,500             1,856,250
                                                                                                                        ------------
                                                                                                                           5,460,000

------------------------------------------------------------------------------------------------------------------
------------------
CONSUMER NON-CYCLICALS--19.8%

------------------------------------------------------------------------------------------------------------------
------------------
BEVERAGES--1.8%
       Brown-Forman Corp., Cl. B                                                                        40,900
1,871,175

------------------------------------------------------------------------------------------------------------------
-----------
       PepsiCo, Inc.                                                                                    54,000
1,579,500
                                                                                                                        ------------
                                                                                                                           3,450,675

------------------------------------------------------------------------------------------------------------------
------------------
FOOD--5.5%
       Albertson's, Inc.                                                                                76,000
2,707,500

------------------------------------------------------------------------------------------------------------------
-----------
       American Stores Co.                                                                              20,500
837,937

------------------------------------------------------------------------------------------------------------------
-----------
       ConAgra, Inc.                                                                                    40,000
1,990,000

------------------------------------------------------------------------------------------------------------------
-----------
       CPC International, Inc.                                                                          37,000
2,867,500

------------------------------------------------------------------------------------------------------------------
-----------
       Pioneer Hi-Bred International, Inc.                                                              29,500
2,065,000
                                                                                                                        ------------
                                                                                                                          10,467,937

------------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/DRUGS--7.0%
       Bristol-Myers Squibb Co.                                                                         57,500
6,253,125

------------------------------------------------------------------------------------------------------------------
-----------
       Cytogen Corp.(1)                                                                                     79                   434

------------------------------------------------------------------------------------------------------------------
----------
       Pfizer, Inc.                                                                                     22,500             1,864,687

------------------------------------------------------------------------------------------------------------------
-----------
       Pharmacia & Upjohn, Inc.                                                                         58,000
2,298,250

------------------------------------------------------------------------------------------------------------------
-----------
       Schering-Plough Corp.                                                                            45,500
2,946,125
                                                                                                                        ------------
                                                                                                                          13,362,621

6      Oppenheimer Value Stock Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.4%
       Becton, Dickinson & Co.                                                                          62,000         $
2,689,250
------------------------------------------------------------------------------------------------------------------
------------------
HOUSEHOLD GOODS--1.3%
       Kimberly-Clark Corp.                                                                             25,500
2,428,875
------------------------------------------------------------------------------------------------------------------
------------------
TOBACCO--2.8%
       American Brands, Inc.                                                                            59,000
2,927,875

------------------------------------------------------------------------------------------------------------------
-----------
       UST, Inc.                                                                                        75,000             2,428,125
                                                                                                                        ------------
                                                                                                                           5,356,000

------------------------------------------------------------------------------------------------------------------
------------------
ENERGY--10.0%
------------------------------------------------------------------------------------------------------------------
------------------
ENERGY SERVICES &
PRODUCERS--1.1%
       Kerr-McGee Corp.                                                                                 28,500
2,052,000
------------------------------------------------------------------------------------------------------------------
-----------------
OIL-INTEGRATED--8.9%
       Amoco Corp.                                                                                      49,500
3,984,750

------------------------------------------------------------------------------------------------------------------
-----------
       Atlantic Richfield Co.                                                                           13,700
1,815,250

------------------------------------------------------------------------------------------------------------------
-----------
       Chevron Corp.                                                                                    45,000
2,925,000

------------------------------------------------------------------------------------------------------------------
-----------
       Mobil Corp.                                                                                      23,500
2,872,875

------------------------------------------------------------------------------------------------------------------
-----------
       Occidental Petroleum Corp.                                                                       80,500
1,881,687

------------------------------------------------------------------------------------------------------------------
-----------
       Union Pacific Resources Group, Inc.                                                              55,500
1,623,375

------------------------------------------------------------------------------------------------------------------
-----------
       Unocal Corp.                                                                                     44,100
1,791,563
                                                                                                                        ------------
                                                                                                                          16,894,500

------------------------------------------------------------------------------------------------------------------
------------------
FINANCIAL--15.3%
------------------------------------------------------------------------------------------------------------------
------------------
BANKS--6.0%
       Bank of New York Co., Inc. (The)                                                                 110,000
3,712,500

------------------------------------------------------------------------------------------------------------------
-----------
       Comerica, Inc.                                                                                   26,000
1,361,750

------------------------------------------------------------------------------------------------------------------
-----------
       CoreStates Financial Corp.                                                                       52,000
2,697,500

------------------------------------------------------------------------------------------------------------------
-----------
       Norwest Corp.                                                                                    36,500
1,587,750

------------------------------------------------------------------------------------------------------------------
-----------
       Wachovia Corp.                                                                                   36,240
2,047,560
                                                                                                                        ------------
                                                                                                                          11,407,060

------------------------------------------------------------------------------------------------------------------
------------------
DIVERSIFIED FINANCIAL--1.5%
       American Express Co.                                                                             50,000
2,825,000
------------------------------------------------------------------------------------------------------------------
-----------------
INSURANCE--7.8%
       Allstate Corp.                                                                                   23,748
1,374,416

------------------------------------------------------------------------------------------------------------------
-----------
       Jefferson-Pilot Corp.                                                                            26,325
1,490,653

------------------------------------------------------------------------------------------------------------------
-----------
       Marsh & McLennan Cos., Inc.                                                                      35,000
3,640,000

------------------------------------------------------------------------------------------------------------------
-----------
       MBIA, Inc.                                                                                       33,500
3,391,875

------------------------------------------------------------------------------------------------------------------
-----------
       Safeco Corp.                                                                                     99,500
3,924,031

------------------------------------------------------------------------------------------------------------------
-----------
       Unitrin, Inc.                                                                                    17,400               970,050
                                                                                                                        ------------
                                                                                                                          14,791,025

------------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL--15.2%
------------------------------------------------------------------------------------------------------------------
------------------
ELECTRICAL EQUIPMENT--8.4%
       AMP, Inc.                                                                                        100,300
3,849,013

------------------------------------------------------------------------------------------------------------------
-----------
       General Electric Co.                                                                             51,500
5,092,063

------------------------------------------------------------------------------------------------------------------
-----------
       Grainger (W.W.), Inc.                                                                            32,000
2,568,000

------------------------------------------------------------------------------------------------------------------
-----------
       Honeywell, Inc.                                                                                  28,000
1,841,000

------------------------------------------------------------------------------------------------------------------
-----------
       Hubbell, Inc., Cl. B                                                                             61,994
2,681,241
                                                                                                                        ------------
                                                                                                                          16,031,317

------------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL SERVICES--0.8%
       Donnelley (R.R.) & Sons Co.                                                                      48,000
1,506,000

7      Oppenheimer Value Stock Fund

                                                                                                                       MARKET VALUE
                                                                                                      SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
------------------
MANUFACTURING--4.6%
       Dover Corp.                                                                                      41,500         $
2,085,375
       General Signal Corp.                                                                              5,500
235,125

------------------------------------------------------------------------------------------------------------------
-----------
       Harsco Corp.                                                                                     23,000
1,575,500

------------------------------------------------------------------------------------------------------------------
-----------
       Minnesota Mining & Manufacturing Co.                                                             43,500
  3,605,063

------------------------------------------------------------------------------------------------------------------
-----------
       Parker-Hannifin Corp.                                                                            30,400
1,178,000
                                                                                                                        ------------
                                                                                                                           8,679,063

------------------------------------------------------------------------------------------------------------------
------------------
TRANSPORTATION--1.4%
       Norfolk Southern Corp.                                                                           31,000
2,712,500
------------------------------------------------------------------------------------------------------------------
------------------
TECHNOLOGY--11.0%

------------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE--1.8%
       Boeing Co.                                                                                       16,500
1,755,188

------------------------------------------------------------------------------------------------------------------
-----------
       Raytheon Co.                                                                                        700                33,687

------------------------------------------------------------------------------------------------------------------
-----------
       TRW, Inc.                                                                                        32,000
1,584,000
                                                                                                                        ------------
                                                                                                                           3,372,875

------------------------------------------------------------------------------------------------------------------
------------------
COMPUTER HARDWARE--4.9%
       International Business Machines Corp.                                                            22,500
3,397,500

------------------------------------------------------------------------------------------------------------------
-----------
       Pitney Bowes, Inc.                                                                               54,500
2,970,250

------------------------------------------------------------------------------------------------------------------
-----------
       Xerox Corp.                                                                                      57,000
2,999,625
                                                                                                                        ------------
                                                                                                                           9,367,375

------------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS--2.1%
       Hewlett-Packard Co.                                                                              80,000
4,020,000
------------------------------------------------------------------------------------------------------------------
------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.2%
       AT&T Corp.                                                                                       52,500
2,283,750

------------------------------------------------------------------------------------------------------------------
-----------
       Frontier Corp.                                                                                   85,400
1,932,175
                                                                                                                        ------------
                                                                                                                           4,215,925

------------------------------------------------------------------------------------------------------------------
------------------
UTILITIES--4.5%
------------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES--1.7%
       NIPSCO Industries, Inc.                                                                          25,500
1,010,438

------------------------------------------------------------------------------------------------------------------
-----------
       SCANA Corp.                                                                                      48,500
1,297,375

------------------------------------------------------------------------------------------------------------------
-----------
       Teco Energy, Inc.                                                                                36,600
882,975
                                                                                                                        ------------
                                                                                                                           3,190,788

------------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES--2.8%
       Ameritech Corp.                                                                                  28,000
1,697,500

------------------------------------------------------------------------------------------------------------------
-----------
       GTE Corp.                                                                                        46,000
2,093,000

------------------------------------------------------------------------------------------------------------------
-----------
       Southern New England Telecommunications Corp.                                                    42,000
         1,632,750
                                                                                                                        ------------
                                                                                                                           5,423,250
                                                                                                                        ------------
      Total Common Stocks (Cost $114,380,928)
180,086,472

                                                                                                         FACE
                                                                                                        AMOUNT
=====================================================================
===============================================================
REPURCHASE AGREEMENT--4.4%

------------------------------------------------------------------------------------------------------------------
------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated 12/31/96, to be repurchased at $8,303,006 on 1/2/97, collateralized by U.S. Treasury Nts.,
       5.50%--7.50%, 7/15/99--8/15/05, with a value of $8,490,302 (Cost $8,300,000)
$8,300,000             8,300,000

------------------------------------------------------------------------------------------------------------------
------------------
TOTAL INVESTMENTS, AT VALUE (COST $122,680,928)
     99.1%          188,386,472
------------------------------------------------------------------------------------------------------------------
------------------
OTHER ASSETS NET OF LIABILITIES                                                                            0.9
       1,740,662
                                                                                                 -------------         -------------
NET ASSETS                                                                                               100.0%
$190,127,134
                                                                                                 =============
=============

1. Non-income producing security.
See accompanying Notes to Financial Statements.

8      Oppenheimer Value Stock Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996


=====================================================================
===============================================================
ASSETS
      Investments, at value (cost $122,680,928)--see accompanying statement
          $188,386,472

------------------------------------------------------------------------------------------------------------------
------------
      Cash                                                                                                                   317,473

------------------------------------------------------------------------------------------------------------------
------------
      Receivables:
      Investments sold                                                                                                     2,379,534
      Shares of beneficial interest sold
639,204
      Interest and dividends                                                                                                 409,199

------------------------------------------------------------------------------------------------------------------
------------
      Other                                                                                                                    7,941
                                                                                                                        ------------
      Total assets                                                                                                       192,139,823

=====================================================================
===============================================================
LIABILITIES
      Payables and other liabilities:
      Dividends                                                                                                            1,360,756
      Shares of beneficial interest redeemed
359,460
      Distribution and service plan fees
118,631
      Shareholder reports                                                                                                     59,139
      Investments purchased
33,730
      Transfer and shareholder servicing agent fees
9,163
      Trustees' fees                                                                                                           1,067
      Other                                                                                                                   70,743
                                                                                                                        ------------
      Total liabilities                                                                                                   2,012,689

=====================================================================
===============================================================
NET ASSETS
$190,127,134
                                                                                                                        ============

=====================================================================
===============================================================
COMPOSITION OF
NET ASSETS
      Paid-in capital                                                                                                   $122,783,317

------------------------------------------------------------------------------------------------------------------
------------
      Undistributed net investment income
23,659

------------------------------------------------------------------------------------------------------------------
------------
      Accumulated net realized gain on investment transactions
   1,614,614

------------------------------------------------------------------------------------------------------------------
------------
      Net unrealized appreciation on investments--Note 3
65,705,544
                                                                                                                        ------------
      Net assets                                                                                                        $190,127,134
                                                                                                                        ============

=====================================================================
===============================================================
NET ASSET VALUE
PER SHARE
      Class A Shares:
      Net asset value and redemption price per share (based on net assets of $148,128,771 and 7,286,952 shares of beneficial interest outstanding)
             $20.33
      Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$21.57


------------------------------------------------------------------------------------------------------------------
------------
      Class B Shares:
      Net asset value, redemption price and offering price per share (based on net assets of $40,142,493 and 1,988,443 shares of beneficial interest outstanding)
                 $20.19


------------------------------------------------------------------------------------------------------------------
------------
      Class C Shares:
      Net asset value, redemption price and offering price per share (based on net assets of $1,855,870 and 91,685 shares of beneficial interest outstanding)
              $20.24

      See accompanying Notes to Financial Statements.

9      Oppenheimer Value Stock Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

=====================================================================
===============================================================
INVESTMENT INCOME
      Dividends                                                                                                         $  4,410,082

------------------------------------------------------------------------------------------------------------------
------------
      Interest                                                                                                               818,192
                                                                                                                        ------------
      Total income                                                                                                         5,228,274

=====================================================================
===============================================================
EXPENSES
      Management fees--Note 4
1,315,853

------------------------------------------------------------------------------------------------------------------
------------
      Distribution and service plan fees--Note 4:
      Class A                                                                                                                350,768
      Class B                                                                                                                332,226
      Class C                                                                                                                  9,020

------------------------------------------------------------------------------------------------------------------
------------
      Transfer and shareholder servicing agent fees--Note 4
   238,593

------------------------------------------------------------------------------------------------------------------
------------
      Shareholder reports                                                                                                     69,568

------------------------------------------------------------------------------------------------------------------
------------
      Legal and auditing fees                                                                                                 13,775

------------------------------------------------------------------------------------------------------------------
------------
      Custodian fees and expenses
10,407

------------------------------------------------------------------------------------------------------------------
------------
      Trustees' fees and expenses
6,536

------------------------------------------------------------------------------------------------------------------
------------
      Registration and filing fees:
      Class B                                                                                                                  2,267
      Class C                                                                                                                    465

------------------------------------------------------------------------------------------------------------------
------------
      Other                                                                                                                   55,776
                                                                                                                        ------------
      Total expenses                                                                                                       2,405,254

=====================================================================
===============================================================
NET INVESTMENT INCOME
2,823,020

=====================================================================
===============================================================
REALIZED AND UNREALIZED
GAIN
      Net realized gain on investments
7,161,305


------------------------------------------------------------------------------------------------------------------
------------
      Net change in unrealized appreciation or depreciation on investments
        21,456,991
                                                                                                                        ------------
      Net realized and unrealized gain
28,618,296

=====================================================================
===============================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                $31,441,316
                                                                                                                         ===========

See accompanying Notes to Financial Statements.

10     Oppenheimer Value Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1996                  1995
=====================================================================
======================================================
OPERATIONS
       Net investment income                                                            $   2,823,020         $
2,504,015

------------------------------------------------------------------------------------------------------------------
---
       Net realized gain                                                                    7,161,305             2,126,048

------------------------------------------------------------------------------------------------------------------
---
       Net change in unrealized appreciation or depreciation                               21,456,991
29,893,727
                                                                                        -------------         -------------
       Net increase in net assets resulting from operations                                31,441,316
34,523,790

=====================================================================
======================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                             (2,534,251)           (2,195,920)
       Class B                                                                               (366,547)             (239,821)
       Class C                                                                                (13,143)                 (429)

------------------------------------------------------------------------------------------------------------------
---
       Distributions from net realized gain:
       Class A                                                                             (4,334,550)           (1,793,905)
       Class B                                                                             (1,169,914)             (351,137)
       Class C                                                                                (53,029)               (1,561)

=====================================================================
======================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                             (6,902,321)           17,673,851
       Class B                                                                              9,380,312            11,681,792
       Class C                                                                              1,632,938               129,003

=====================================================================
======================================================
NET ASSETS
      Total increase                                                                       27,080,811            59,425,663

------------------------------------------------------------------------------------------------------------------
---
       Beginning of period                                                                163,046,323
103,620,660
                                                                                        -------------         -------------
       End of period [including undistributed (overdistributed) net
       investment income of $23,659 and $(16,697), respectively]                         $190,127,134
  $163,046,323
                                                                                        -------------         -------------

See accompanying Notes to Financial Statements.

11     Oppenheimer Value Stock Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     ----------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                     1996            1995             1994
=====================================================================
========================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $17.84          $14.16          $14.41
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .34             .32             .31
Net realized and unrealized gain                          3.11            3.90             .16
                                                        ------          ------          ------
Total income (loss) from investment operations            3.45            4.22             .47

----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.35)           (.30)           (.31)
Dividends in excess of net investment income                --              --            (.01)
Distributions from net realized gain                      (.61)           (.24)           (.40)
                                                        ------          ------          ------
Total dividends and distributions to shareholders         (.96)           (.54)           (.72)
----------------------------------------------------------------------------------------------
Net asset value, end of period                          $20.33          $17.84          $14.16
                                                        ------          ------          ------

=====================================================================
=========================
TOTAL RETURN, AT NET ASSET VALUE(3)                      19.39%          30.04%
3.28%

=====================================================================
=========================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $148,129        $136,270         $92,728
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $144,498        $115,137         $90,158
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     1.73%           1.98%           2.16%
Expenses, before voluntary reimbursement                  1.20%           1.28%           1.27%
Expenses, net of voluntary reimbursement                   N/A             N/A             N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                14.5%           11.8%           16.3%
Average brokerage commission rate(6)                   $0.0573         $0.0597              --


1. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12     Oppenheimer Value Stock Fund

                                  CLASS B                                                            CLASS C
---------------------------       --------------------------------------------------------------
--------------------------
                                  YEAR ENDED DECEMBER 31,                                            YEAR
ENDED DECEMBER 31,
1993              1992            1996             1995              1994             1993(2)        1996
1995(1)
------------------------------------------------------------------------------------------------------------------
-------------
$14.19              $13.57         $17.73            $14.09           $14.35           $14.60          $17.81
 $17.12
------------------------------------------------------------------------------------------------------------------
-------------

   .29                 .32            .19               .21              .17              .17             .22              .02
   .98                 .97           3.09              3.86              .19              .51            3.05              .97
------             -------        -------           -------          -------          -------          ------           ------
  1.27                1.29           3.28              4.07              .36              .68            3.27              .99

------------------------------------------------------------------------------------------------------------------
-------------
  (.29)               (.32)          (.21)             (.19)             (.21)           (.17)           (.23)            (.06)
    --                  --             --                --              (.01)            ---             ---              ---
  (.76)               (.35)          (.61)             (.24)             (.40)           (.76)           (.61)            (.24)
------             -------        -------           -------          -------          -------          ------           ------
 (1.05)               (.67)          (.82)             (.43)             (.62)           (.93)           (.84)            (.30)
------------------------------------------------------------------------------------------------------------------
------------
 $14.41             $14.19         $20.19            $17.73           $14.09           $14.35          $20.24
 $17.81
=======            =======        =======           =======          =======          =======
=======          =======

=====================================================================
=========================================================
   8.97%              9.61%         18.50%            29.03%             2.50%           4.63%          18.39%
        5.89%

=====================================================================
=========================================================

$90,470            $59,376        $40,142           $26,647           $10,893          $5,158          $1,856
       $130
------------------------------------------------------------------------------------------------------------------
------------
$80,229            $53,485        $33,258           $18,857           $7,834           $2,527            $904
     $  57
------------------------------------------------------------------------------------------------------------------
------------

   1.97%              2.34%          0.96%             1.19%             1.45%           0.97%(4)        0.92%
       0.56%(4)
   1.24%              1.19%          1.97%             2.07%             2.01%           2.14%(4)        2.02%
       2.37%(4)
    N/A                N/A            N/A               N/A              N/A              N/A             N/A
N/A
------------------------------------------------------------------------------------------------------------------
------------
   24.3%              12.3%           14.5%             11.8%            16.3%           24.3%            14.5%
      11.8%
     --                  --        $0.0573           $0.0597                --              --         $0.0573
$0.0597


4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,498,803 and $23,590,977, respectively.
6. Total brokerage commissions paid on purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.



13  Oppenheimer Value Stock Fund

NOTES TO FINANCIAL STATEMENTS

=====================================================================
===========
1. SIGNIFICANT
   ACCOUNTING POLICIES

          Oppenheimer Value Stock Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital and income primarily through investments in stocks of well established companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

          ----------------------------------------------------------------------
          INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

          ----------------------------------------------------------------------
          REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

          ----------------------------------------------------------------------
          ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

          ----------------------------------------------------------------------
          FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

          ----------------------------------------------------------------------
          DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

          ----------------------------------------------------------------------
          CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                          During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $131,277. Overdistributed net investment income was decreased by the same amount.

14     Oppenheimer Value Stock Fund

=====================================================================
===========
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

          OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

=====================================================================
===========
2. SHARES OF
   BENEFICIAL INTEREST

          The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    YEAR ENDED DECEMBER 31, 1996           YEAR ENDED
DECEMBER 31, 1995(1)
                                                    ---------------------------------      --------------------------------
                                                    SHARES               AMOUNT            SHARES
AMOUNT

-----------------------------------------------------------------------------------------------------------------
          Class A:
          Sold                                           1,459,943       $ 28,270,600         1,806,348        $
29,186,663
          Dividends and distributions reinvested           250,205          5,056,348           228,838
3,907,434
          Redeemed                                      (2,062,372)       (40,229,269)         (944,270)
(15,420,246)
                                                     -------------      -------------     -------------       -------------
          Net increase (decrease)                         (352,224)       $(6,902,321)        1,090,916
$17,673,851
                                                     =============      =============     =============
   =============


----------------------------------------------------------------------------------------------------------------
          Class B:
          Sold                                             730,295        $13,930,290           982,843
$15,746,572
          Dividends and distributions reinvested            71,393          1,445,827            32,137
551,627
          Redeemed                                        (315,951)        (5,995,805)         (285,236)
(4,616,407)
                                                     -------------      -------------     -------------       -------------
          Net increase                                     485,737         $9,380,312           729,744
$11,681,792
                                                     =============      =============     =============
   =============


------------------------------------------------------------------------------------------------------------------
          Class C:
          Sold                                              93,935         $1,815,265             7,236            $128,066
          Dividends and distributions reinvested             3,157             64,356               112
1,972
          Redeemed                                         (12,697)          (246,683)              (58)
(1,035)
                                                     -------------      -------------     -------------       -------------
          Net increase                                      84,395         $1,632,938             7,290
$129,003
                                                     =============      =============     =============
   =============

          1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from October 2, 1995 to December 31, 1995 for Class C shares.

=====================================================================
===========
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

          At December 31, 1996, net unrealized appreciation on investments of $65,705,544 was composed of gross appreciation of $65,833,030, and gross depreciation of $127,486.

=====================================================================
===========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

          Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $100 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter, to 0.66% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                          For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $345,153, of which $192,834 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $401,158 and $15,057, of which $67,248 and $1,741, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $49,374 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

15     Oppenheimer Value Stock Fund

=====================================================================
===========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $216,769 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted a reimbursement type
          Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $11,278 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $277,247 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $881,627 for Class B.

                          The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $8,196 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $34,962 for Class C.

16     Oppenheimer Value Stock Fund

              Appendix A:  Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
David L. Babson & Co., Inc.
One Memorial Drive
Cambridge, MA 02142

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202-4918

OPPENHEIMER DISCIPLINED VALUE FUND
Annual Report October 31, 1996

[PHOTO]Pool Party

"We have a lot of
IMPORTANT
goals, so we
need our money
to GROW solidly
over time."

[LOGO]OppenheimerFunds/r/

----
NEWS
----------------
BEAT THE AVERAGE
----------------
Cumulative Total Return for the 5-Year Period Ended 9/30/96:

Oppenheimer Disciplined Value Fund
Class A (at net asset value)(1)
-------
117.94%
-------
Lipper Growth Funds Average
for 247 Growth Funds for the
5-Year Period Ended 9/30/96(3)
------
92.28%
------
The Fund's Class A shares were
ranked ****
among 1,684 (3-year),
1,014 (5-year) and 560
(10-year) equity funds for
the combined 3-, 5- and
10-year periods ended
9/30/96 by MORNINGSTAR
MUTUAL FUNDS.(4)

This Fund is for people who seek long-term growth and feel most comfortable investing in well-established, yet UNDERVALUED companies.
------------------------
HOW YOUR FUND IS MANAGED
------------------------
        Oppenheimer Disciplined Value Fund seeks long-term growth of capital through investment primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Current income is a secondary consideration. The management team employs a disciplined bottom-up approach to security selection.
-----------
PERFORMANCE
-----------
Cumulative total return for the 12 months ended 9/30/96 for Class
A shares was 16.12%, without deducting sales charges. Cumulative total return for Class B shares since inception on 10/1/95 was 16.83%, without deducting sales charges. Cumulative total return for Class C shares since inception on 5/1/96 was 3.14%, without deducting sales charges.(1)

Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 9.44%, 15.48% and
14.32%, respectively. For Class B shares, cumulative total return since inception on 10/1/95 was 11.83%.

For Class C shares, cumulative total return since inception on
5/1/96 was
2.14%.(2)
-------
OUTLOOK
-------
"Although we cannot predict the future, we feel that market valuations are extended and vulnerable to a correction. If a correction occurs, we will look for further opportunities to purchase out-of-favor stocks with positive earnings surprises at lower prices."

Peter Antos, Michael Strathearn and Kenneth White
Portfolio Managers

October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
LESS
THAN THE ORIGINAL COST. All classes of shares have the same investment portfolio but different expenses. For more complete information, please review the prospectus carefully before you invest.

Prior to March 1, 1996, the Fund had a different investment adviser. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current adviser.
1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%.
Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was less during a portion of some of the periods shown, and actual investment results will be different as a result. Class B returns include the applicable contingent deferred sales charge of 5% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge.3. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Disciplined Value Fund is characterized by Lipper as a growth fund. Lipper performance is based on total return and does not take sales charges into account.
4. Source: MORNINGSTAR MUTUAL FUNDS, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's)performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in the fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the Fund's Class A shares, which were 3, 4 and 4 stars, respectively, weighted 20%/30%/50%. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 1,684 funds in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

      2    Oppenheimer Disciplined Value Fund

[PHOTO]Bridget A. Macaskill
Bridget A. Macaskill
President
Oppenheimer
Disciplined Value Fund

DEAR SHAREHOLDER,

    Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

    Looking back, the autumn rally was clearly a result of three mainfactors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

    We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

      Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget Macaskill
Bridget Macaskill

November 21, 1996

      3    Oppenheimer Disciplined Value Fund

PETER ANTOS
MICHAEL STRATHEARN
KENNETH WHITE
Portfolio Managers

        An interview with your Fund's managers.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

    Although we have continued our time-tested strategy of targeting stocks with low price-to-earnings ratios and recent positive earnings surprises, 1996 has not been a great year for the Fund. In the past, this approach led us to undervalued stocks that performed well over time. This year, however, investors were anxious about the economic and political environments and were willing to pay for more highly valued stocks that offered a greater level of certainty. As a result, our type of undervalued stocks were out of favor in this year's growing but volatile market.

While 1996 has not provided the best environment for the Fund, our stockdiscipline which emphasizes low P/E, positive-earnings-surprise, has a clearly superior record relative to other funds in the same category over the past ten years. With only a few periods of underperformance in the Fund's history, we remain committed to this strategy and expect superior performance going forward.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

We screen the universe for out-of-favor, undervalued stocks that have had recent positive earnings surprises. Unexpected by Wall Street analysts, these surprise gains are leading indicators that out-of-favor stocks may be ready to make a comeback. We manage from the bottom up, looking at companies rather than sectors, to find those investments with the most growth potential.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

A few strong companies in the technology sector, specifically personal computer manufacturers, provided the Fund with some real winners. Early in the period, investors' feelings that the marketplace was flooded with PCs, turned the market negative on the sector. As prices dropped, we identified high quality companies with positive earnings potential and bought stocks at low prices that have since appreciated.

DID ANY INVESTMENTS NEGATIVELY IMPACT THE PORTFOLIO?

Although they performed well for the Fund in the last quarter of 1995, agricultural companies have underperformed this year. Because of low worldwide supplies of grain and increasing food consumption in developing countries, we had expected performance to remain strong well into 1996. It appears, however, that these stocks had moved too far, too fast late last year and since then have dropped back to more realistic valuations.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Despite disappointing performance during this period, our discipline has proven itself to be very strong over time. As a result, we do not intend to alter our strategy, and will continue to look for opportunities in undervalued companies. Although we cannot predict the future, we feel that market valuations are extended and vulnerable to a correction. If a correction occurs, we will look for further opportunities to purchase out-of-favor stocks with positive earnings surprises at lower prices.

      4    Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS October 31, 1996


                                                                                               FACE
   MARKET VALUE
                                                                                               AMOUNT
   SEE NOTE 1
=====================================================================
===========================================
==================
U.S. GOVERNMENT OBLIGATIONS - 13.8%
----------------------------------------------------------------------------------------------------------------
------------------
         Federal Home Loan Bank Consolidated Disc. Nts., 5.50%, 11/1/96
$18,800,000
   $ 18,800,000

----------------------------------------------------------------------------------------------------------------
-------
         Federal Home Loan Mortgage Corp., 5.18%, 11/18/96                                       7,000,000

      6,982,877

   -------------

         Total U.S. Government Obligations (Cost $25,782,877)
     25,782,877

                                                                                             SHARES
=====================================================================
===========================================
==================
COMMON STOCKS - 85.7%
----------------------------------------------------------------------------------------------------------------
------------------
BASIC MATERIALS - 5.0%
----------------------------------------------------------------------------------------------------------------
------------------
CHEMICALS - 2.7%

------------------------------------------------------------------------------------------------------------------
-----
         Cabot Corp.                                                                                12,500
        301,562

----------------------------------------------------------------------------------------------------------------
-------
         Potash Corp. of Saskatchewan, Inc.                                                         31,300
      2,218,387

----------------------------------------------------------------------------------------------------------------
-------
         Union Carbide Corp.                                                                        58,700
      2,502,087

   -------------

      5,022,036
----------------------------------------------------------------------------------------------------------------
------------------
METALS - 1.0%

----------------------------------------------------------------------------------------------------------------
-------
         UCAR International, Inc.                                               (1)                 45,400
      1,776,275
----------------------------------------------------------------------------------------------------------------
------------------
PAPER - 1.3%

----------------------------------------------------------------------------------------------------------------
-------
         Fort Howard Corp.                                                      (1)                 95,700
      2,452,312
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER CYCLICALS - 9.4%
----------------------------------------------------------------------------------------------------------------
------------------
AUTOS & HOUSING - 0.7%

----------------------------------------------------------------------------------------------------------------
-------
         Black & Decker Corp.                                                                       37,300
      1,394,087
----------------------------------------------------------------------------------------------------------------
------------------
LEISURE & ENTERTAINMENT - 2.1%

----------------------------------------------------------------------------------------------------------------
-------
         AMR Corp.                                                              (1)                 30,600
      2,570,400

----------------------------------------------------------------------------------------------------------------
-------
         Northwest Airlines Corp., Cl. A                                        (1)                 43,500
      1,440,937

   -------------

      4,011,337
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  GENERAL - 5.0%

----------------------------------------------------------------------------------------------------------------
-------
         Eckerd Corp.                                                           (1)                 77,700
      2,156,175

----------------------------------------------------------------------------------------------------------------
-------
         Federated Department Stores, Inc.                                      (1)                 76,500
      2,524,500

----------------------------------------------------------------------------------------------------------------
-------
         Price/Costco, Inc.                                                     (1)                109,100
      2,168,362

----------------------------------------------------------------------------------------------------------------
-------
         U.S. Industries, Inc.                                                  (1)                 91,400
      2,467,800

   -------------

      9,316,837
----------------------------------------------------------------------------------------------------------------
------------------
RETAIL:  SPECIALTY - 1.6%

----------------------------------------------------------------------------------------------------------------
-------
         Toys 'R' Us, Inc.                                                      (1)                 85,500
      2,896,312
----------------------------------------------------------------------------------------------------------------
------------------
CONSUMER NON-CYCLICALS - 14.0%
----------------------------------------------------------------------------------------------------------------
------------------
BEVERAGES - 1.5%

----------------------------------------------------------------------------------------------------------------
-------
         Anheuser-Busch Cos., Inc.                                                                  72,900
      2,806,650
----------------------------------------------------------------------------------------------------------------
------------------
FOOD - 5.9%

----------------------------------------------------------------------------------------------------------------
-------
         American Stores Co.                                                                        77,400
      3,202,425

----------------------------------------------------------------------------------------------------------------
-------
         Archer-Daniels-Midland Co.                                                                143,390
      3,118,732

----------------------------------------------------------------------------------------------------------------
-------
         Dole Food Co.                                                                              44,500
      1,735,500

----------------------------------------------------------------------------------------------------------------
-------
         Kroger Co.                                                             (1)                 65,100
      2,905,088

   -------------

     10,961,745

          5    Oppenheimer Disciplined Value Fund


         =========================================
         STATEMENT OF INVESTMENTS (Continued)


   MARKET VALUE
                                                                                               SHARES
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/DRUGS - 1.5%

----------------------------------------------------------------------------------------------------------------
-------
         Bristol-Myers Squibb Co.                                                                   26,900
   $  2,844,675
----------------------------------------------------------------------------------------------------------------
------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.4%

----------------------------------------------------------------------------------------------------------------
-------
         Columbia/HCA Healthcare Corp.                                                              56,700
      2,027,025

----------------------------------------------------------------------------------------------------------------
-------
         OrNda Healthcorp                                                       (1)                 92,400
      2,517,900

   -------------

      4,544,925
----------------------------------------------------------------------------------------------------------------
------------------
HOUSEHOLD GOODS - 2.7%

----------------------------------------------------------------------------------------------------------------
-------
         Premark International, Inc.                                                               125,800
      2,626,075

----------------------------------------------------------------------------------------------------------------
-------
         Tupperware Corp.                                                                           48,500
      2,491,688

   -------------

      5,117,763
----------------------------------------------------------------------------------------------------------------
------------------
ENERGY - 5.2%
----------------------------------------------------------------------------------------------------------------
------------------
OIL-INTEGRATED - 5.2%

----------------------------------------------------------------------------------------------------------------
-------
         Amoco Corp.                                                                                32,200
      2,439,150

----------------------------------------------------------------------------------------------------------------
-------
         Chevron Corp.                                                                              61,500
      4,043,625

----------------------------------------------------------------------------------------------------------------
-------
         Mobil Corp.                                                                                28,500
      3,327,375

   -------------

      9,810,150
----------------------------------------------------------------------------------------------------------------
------------------
FINANCIAL - 13.6%
----------------------------------------------------------------------------------------------------------------
------------------
BANKS - 7.4%

----------------------------------------------------------------------------------------------------------------
-------
         Bank of Boston Corp.                                                                       60,300
      3,859,200

----------------------------------------------------------------------------------------------------------------
-------
         BankAmerica Corp.                                                                          48,700
      4,456,050

----------------------------------------------------------------------------------------------------------------
-------
         Chase Manhattan Corp. (New)                                                                 9,000
        771,750

----------------------------------------------------------------------------------------------------------------
-------
         NationsBank Corp.                                                                          25,500
      2,403,375

----------------------------------------------------------------------------------------------------------------
-------
         PNC Bank Corp.                                                                             66,300
      2,403,375

   -------------

     13,893,750
----------------------------------------------------------------------------------------------------------------
------------------
DIVERSIFIED FINANCIAL - 2.4%

----------------------------------------------------------------------------------------------------------------
-------
         Crescent Real Estate Equities, Inc.                                                        36,400
      1,519,700

----------------------------------------------------------------------------------------------------------------
-------
         Salomon, Inc.                                                                              65,300
      2,946,663

   -------------

      4,466,363
----------------------------------------------------------------------------------------------------------------
------------------
INSURANCE - 3.8%

----------------------------------------------------------------------------------------------------------------
-------
         AFLAC, Inc.                                                                                68,900
      2,764,613

----------------------------------------------------------------------------------------------------------------
-------
         General Re Corp.                                                                           11,300
      1,663,925

----------------------------------------------------------------------------------------------------------------
-------
         Travelers/Aetna Property Casualty Corp., Cl. A                                             91,300
      2,739,000

   -------------

      7,167,538
----------------------------------------------------------------------------------------------------------------
------------------
INDUSTRIAL - 12.6%
----------------------------------------------------------------------------------------------------------------
------------------
MANUFACTURING - 11.2%

----------------------------------------------------------------------------------------------------------------
-------
         AGCO Corp.                                                                                 92,900
      2,357,338

----------------------------------------------------------------------------------------------------------------
-------
         Case Corp.                                                                                 62,200
      2,892,300

----------------------------------------------------------------------------------------------------------------
-------
         Deere & Co.                                                                                61,000
      2,546,750

----------------------------------------------------------------------------------------------------------------
-------
         General Signal Corp.                                                                       62,400
      2,542,800

----------------------------------------------------------------------------------------------------------------
-------
         Ingersoll-Rand Co.                                                                         58,600
      2,439,225

----------------------------------------------------------------------------------------------------------------
-------
         Mark IV Industries, Inc.                                                                   50,902
      1,100,756

----------------------------------------------------------------------------------------------------------------
-------
         Textron, Inc.                                                                              44,000
      3,905,000

----------------------------------------------------------------------------------------------------------------
-------
         Tyco International Ltd.                                                                    64,400
      3,195,850

   -------------

     20,980,019

          6    Oppenheimer Disciplined Value Fund

         ====================================
         STATEMENT OF INVESTMENTS (Continued)


   MARKET VALUE
                                                                                               SHARES
   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
------------------
TRANSPORTATION - 1.4%

----------------------------------------------------------------------------------------------------------------
-------
         PACCAR, Inc.                                                                               15,300
   $    852,975

----------------------------------------------------------------------------------------------------------------
-------
         Union Pacific Corp.                                                                        32,600
      1,829,675

   -------------

      2,682,650
----------------------------------------------------------------------------------------------------------------
------------------
TECHNOLOGY - 14.4%
----------------------------------------------------------------------------------------------------------------
------------------
AEROSPACE/DEFENSE - 9.0%

----------------------------------------------------------------------------------------------------------------
-------
         General Dynamics Corp.                                                                     40,300
      2,765,588

----------------------------------------------------------------------------------------------------------------
-------
         Goodrich (B.F.) Co.                                                                        42,300
      1,792,463

----------------------------------------------------------------------------------------------------------------
-------
         Lockheed Martin Corp.                                                                      39,071
      3,501,738

----------------------------------------------------------------------------------------------------------------
-------
         McDonnell Douglas Corp.                                                                    67,900
      3,700,550

----------------------------------------------------------------------------------------------------------------
-------
         Rockwell International Corp.                                                               44,600
      2,453,000

----------------------------------------------------------------------------------------------------------------
-------
         TRW, Inc.                                                                                  28,700
      2,597,350

   -------------

     16,810,689
----------------------------------------------------------------------------------------------------------------
------------------
COMPUTER HARDWARE - 3.6%

----------------------------------------------------------------------------------------------------------------
-------
         Dell Computer Corp.                                                    (1)                 25,200
      2,050,650

----------------------------------------------------------------------------------------------------------------
-------
         Gateway 2000, Inc.                                                     (1)                 21,600
      1,016,550

----------------------------------------------------------------------------------------------------------------
-------
         Storage Technology Corp. (New)                                         (1)                 86,300
      3,678,538

   -------------

      6,745,738
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRONICS - 1.8%

----------------------------------------------------------------------------------------------------------------
-------
         Atmel Corp.                                                            (1)                  8,400
        213,150

----------------------------------------------------------------------------------------------------------------
-------
         Intel Corp.                                                                                23,500
      2,582,063

----------------------------------------------------------------------------------------------------------------
-------
         Waters Corp.                                                           (1)                 17,400
        539,400

   -------------

      3,334,613
----------------------------------------------------------------------------------------------------------------
------------------
UTILITIES - 11.5%
----------------------------------------------------------------------------------------------------------------
------------------
ELECTRIC UTILITIES - 4.9%

----------------------------------------------------------------------------------------------------------------
-------
         American Electric Power Co., Inc.                                                          33,100
      1,373,650

----------------------------------------------------------------------------------------------------------------
-------
         CalEnergy, Inc.                                                        (1)                 48,000
      1,392,000

----------------------------------------------------------------------------------------------------------------
-------
         Entergy Corp.                                                                              77,700
      2,175,600

----------------------------------------------------------------------------------------------------------------
-------
         FPL Group, Inc.                                                                            44,300
      2,037,800

----------------------------------------------------------------------------------------------------------------
-------
         Texas Utilities Co.                                                                        54,900
      2,223,450

   -------------

      9,202,500
----------------------------------------------------------------------------------------------------------------
------------------
GAS UTILITIES - 5.4%

----------------------------------------------------------------------------------------------------------------
-------
         Columbia Gas System, Inc. (The)                                                            86,600
      5,260,950

----------------------------------------------------------------------------------------------------------------
-------
         PanEnergy Corp.                                                                           101,900
      3,923,150

----------------------------------------------------------------------------------------------------------------
-------
         Questar Corp.                                                                              27,900
      1,004,400

   -------------

     10,188,500
----------------------------------------------------------------------------------------------------------------
------------------
TELEPHONE UTILITIES - 1.2%

----------------------------------------------------------------------------------------------------------------
-------
         GTE Corp.                                                                                  50,900
      2,144,163

   -------------

         Total Common Stocks (Cost $134,182,459)
    160,571,627

------------------------------------------------------------------------------------------------------------------
-----
         TOTAL INVESTMENTS, AT VALUE (COST $159,965,336)
99.5%
    186,354,504

----------------------------------------------------------------------------------------------------------------
-------
         OTHER ASSETS NET OF LIABILITIES                                                              0.5
        999,004
                                                                                                    ------
   -------------
         NET ASSETS                                                                                 100.0%
   $187,353,508
                                                                                                    ======
   =============


         1.  Non-income producing security.
         See accompanying Notes to Financial Statements.

          7    Oppenheimer Disciplined Value Fund

                               ====================================================
                               STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996



=====================================================================
===========================================
==================
ASSETS                          Investments, at value (cost $159,965,336) - see accompanying statement
   $186,354,504

--------------------------------------------------------------------------------------------------
                                Cash
      1,903,355

--------------------------------------------------------------------------------------------------
                                Receivables:
                                Investments sold
        855,619
                                Shares of capital stock sold
        404,481
                                Interest and dividends
        127,102

   -------------
                                Total assets
    189,645,061

=====================================================================
===========================================
==================
LIABILITIES                     Payables and other liabilities:
                                Investments purchased
      2,107,323
                                Shares of capital stock redeemed
         46,764
                                Distribution and service plan fees
         32,317
                                Transfer and shareholder servicing agent fees
         12,790
                                Directors' fees
          7,976
                                Other
         84,383

   -------------
                                Total liabilities
      2,291,553

=====================================================================
===========================================
==================
NET ASSETS
   $187,353,508

   =============
=====================================================================
===========================================
==================
COMPOSITION OF                  Par value of shares of capital stock
   $      9,534
NET ASSETS
--------------------------------------------------------------------------------------------------
                                Additional paid-in capital
    147,179,680

--------------------------------------------------------------------------------------------------
                                Undistributed net investment income
        479,425

--------------------------------------------------------------------------------------------------
                                Accumulated net realized gain on investment transactions
     13,295,701

--------------------------------------------------------------------------------------------------

                                Net unrealized appreciation on investments - Note 3
     26,389,168

   -------------
                                Net assets
   $187,353,508

   =============
=====================================================================
===========================================
==================
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on
                                net assets of $180,784,352 and 9,201,201 shares of capital stock outstanding)
         $19.65

                                Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
         $20.85


--------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net assets of $5,854,228 and 296,100 shares of capital stock outstanding)

         $19.77


--------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on net assets of $714,928 and 36,533 shares of capital stock outstanding)
         $19.57

                                See accompanying Notes to Financial Statements.

                                 8    Oppenheimer Disciplined Value Fund


====================================================================
                                STATEMENT OF OPERATIONS FOR THE TEN MONTHS ENDED
OCTOBER 31, 1996(1)



=====================================================================
===========================================
==================
INVESTMENT INCOME               Dividends (net of foreign withholding taxes of $1,451)

   $  1,741,056

--------------------------------------------------------------------------------------------------
                                Interest (net of foreign withholding taxes of $1,612)
        735,017

   -------------
                                Total income
      2,476,073

=====================================================================
===========================================
==================
EXPENSES                        Management fees - Note 4
        719,186

--------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A
        275,407
                                Class B
         24,189
                                Class C
          1,717

--------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4
        154,397

--------------------------------------------------------------------------------------------------
                                Custodian fees and expenses
         41,841

--------------------------------------------------------------------------------------------------
                                Legal and auditing fees
         38,719

--------------------------------------------------------------------------------------------------
                                Shareholder reports
         32,274

--------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A
         14,944
                                Class B
          1,470
                                Class C
            211

--------------------------------------------------------------------------------------------------
                                Accounting service fees
         12,500

--------------------------------------------------------------------------------------------------
                                Directors' fees and expenses - Note 1
          7,976

--------------------------------------------------------------------------------------------------
                                Other
          1,613

   -------------
                                Total expenses
      1,326,444

=====================================================================
===========================================
==================
NET INVESTMENT INCOME
      1,149,629

=====================================================================
===========================================
==================
REALIZED AND                    Net realized gain on investments
     13,385,207
UNREALIZED GAIN
--------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments
        665,122

   -------------

                                Net realized and unrealized gain
     14,050,329

=====================================================================
===========================================
==================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

   $ 15,199,958

   =============

                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.

                                 9    Oppenheimer Disciplined Value Fund

                                ===================================
                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               TEN MONTHS
   YEAR ENDED
                                                                                               ENDED OCTOBER 31,
   DECEMBER 31,
                                                                                               1996(1)
   1995
=====================================================================
===========================================
==================
OPERATIONS                      Net investment income                                           $  1,149,629
   $  1,501,707

---------------------------------------------------------------------------------------------------
                                Net realized gain                                                 13,385,207
      7,939,891

----------------------------------
                                Net change in unrealized appreciation or depreciation                665,122
     20,902,301

----------------------------------
                                Net increase in net assets resulting
                                from operations                                                   15,199,958
     30,343,899

=====================================================================
===========================================
==================
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A                                                             (669,566)
     (1,491,101)
                                Class B                                                              (11,039)
           (561)
                                Class C                                                               (1,428)
             --

--------------------------------------------------------------------------------------------------
                                Distributions from net realized gain:
                                Class A                                                             (841,952)
     (7,649,952)
                                Class B                                                              (19,962)
        (42,834)
                                Class C                                                               (1,789)
             --

=====================================================================
===========================================
==================
CAPITAL STOCK                   Net increase in net assets resulting from capital
TRANSACTIONS                    stock transactions - Note 2:
                                Class A                                                           49,316,623
     18,560,935
                                Class B                                                            4,851,609
        724,308
                                Class C                                                              696,522
             --

=====================================================================
===========================================
==================
NET ASSETS                      Total increase                                                    68,518,976
     40,444,694

--------------------------------------------------------------------------------------------------
                                Beginning of period                                              118,834,532
     78,389,838

----------------------------------
                                End of period (including undistributed net investment
                                income of $479,425 and $11,438, respectively)                   $187,353,508
   $118,834,532

==================================


                                1. The Fund changed its fiscal year end from December 31 to October 31.
                                See accompanying Notes to Financial Statements.





                             10    Oppenheimer Disciplined Value Fund

                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS A

                                       ----------------------------------------------------------------------------

                                       TEN MONTHS

                                       ENDED

                                       OCTOBER 31,   YEAR ENDED DECEMBER 31,


                                       1996(3)       1995          1994         1993         1992         1991

=====================================================================
==============================================
PER SHARE OPERATING DATA:

Net asset value, beginning of
period                                    $17.84     $14.20        $15.14       $14.20       $14.40       $11.62

------------------------------------------------------------------------------------------------------------------
-
Income (loss) from investment
operations:
Net investment income                        .15        .25           .22         .30           .26          .25

Net realized and unrealized
gain (loss)                                 1.88       4.88          (.32)       2.64          1.44         4.00

------------------------------------------------------------------------------------------------------------------
-
Total income (loss) from
investment operations                       2.03       5.13          (.10)       2.94          1.70         4.25

------------------------------------------------------------------------------------------------------------------
-
Dividends and distributions to
shareholders:
Dividends from net investment income       (.10)       (.25)         (.22)       (.30)         (.26)
(.25)

Distributions from net realized gain       (.12)      (1.24)         (.62)      (1.70)        (1.64)       (1.22)

------------------------------------------------------------------------------------------------------------------
-
Total dividends and distributions
to shareholders                            (.22)      (1.49)         (.84)      (2.00)        (1.90)       (1.47)

------------------------------------------------------------------------------------------------------------------
-
Net asset value, end of period           $19.65      $17.84        $14.20       $15.14       $14.20
$14.40


=====================================================================
=====

=====================================================================
==============================================
TOTAL RETURN, AT NET ASSET VALUE(4)       11.41%      36.40%       (0.65)%
20.91%        11.99%       36.91%

=====================================================================
==============================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $180,784      $118,118      $78,390      $64,495      $45,600
$40,716

------------------------------------------------------------------------------------------------------------------
-
Average net assets (in thousands)      $135,940      $ 98,063      $71,956      $54,682      $42,432
 $36,087

------------------------------------------------------------------------------------------------------------------
-
Ratios to average net assets:
Net investment income (loss)            1.01%(5)       1.53%         1.50%       1.95%         1.74%
1.74%

Expenses                                1.13%(5)       1.22%         1.02%       1.05%         1.12%
1.19%

------------------------------------------------------------------------------------------------------------------
-
Portfolio turnover rate(6)                 73.9%       69.7%         98.5%       99.7%        141.7%
148.3%

Average brokerage commission rate(7)    $0.0697          --            --          --            --           --



1.  For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. For the period from October 1, 1995 (inception of offering) to December 31, 1995.
3. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $128,801,684 and $90,147,069, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


                                       ====================
                                       FINANCIAL HIGHLIGHTS

                                       CLASS B                              CLASS C
                                       --------------------------------     ------------
                                       TEN MONTHS          PERIOD           PERIOD
                                       ENDED               ENDED            ENDED
                                       OCTOBER 31,         DECEMBER 31,     OCTOBER 31,
                                       1996(3)             1995(2)          1996(1)
=====================================================================
===================
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                 $18.08              $17.83           $18.79
----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .05                 .02              .06
Net realized and unrealized
gain (loss)                              1.83                1.40              .94
----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                    1.88                1.42             1.00
----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income     (.07)               (.02)             (.10)
Distributions from net realized gain     (.12)              (1.15)             (.12)
----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.19)              (1.17)             (.22)
----------------------------------------------------------------------------------------
Net asset value, end of period         $19.77               $18.08           $19.57
                                       =================================================

=====================================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(4)     10.43%              8.04%             5.35%
=====================================================================
===================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                         $5,854              $717             $715
----------------------------------------------------------------------------------------
Average net assets (in thousands)      $2,903              $306             $342
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)            0.22%(5)            0.21%(5)         0.04%(5)
Expenses                                1.88%(5)            1.97%(5)         1.87%(5)
----------------------------------------------------------------------------------------
Portfolio turnover rate(6)              73.9%               69.7%            73.9%
Average brokerage commission rate(7)    $0.0697               --            $0.0697

See accompanying Notes to Financial Statements.

    11    Oppenheimer Disciplined Value Fund

    =============================
    Notes to Financial Statements

=====================================================================
===========
1.  SIGNIFICANT ACCOUNTING POLICIES
    Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Directors elected to change the fiscal year end of the Fund from December to October. Accordingly, these financial statements include information for the ten month period from January 1, 1996 to October 31, 1996. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Until March 18, 1996, the Fund and the Company were named Connecticut Mutual Growth Account and Connecticut Mutual Investment Accounts, Inc., respectively. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company
    (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 18, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of the Company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
    ----------------------------------------------------------------------------
    INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
    ----------------------------------------------------------------------------
    REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

    12    Oppenheimer Disciplined Value Fund

=====================================================================
===========
1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
    ----------------------------------------------------------------------------
    DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the ten months ended October 31, 1996, a provision of $7,976 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $7,976.
    ----------------------------------------------------------------------------
    FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
    ----------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
    ----------------------------------------------------------------------------
    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
    (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the ten month period ended October 31, 1996, the Fund adjusted the classification of investment income and capital gain (loss) to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the ten month period ended October 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $648, a decrease in accumulated net realized gain of $1,039, and an increase in undistributed net investment income of $391.
    ----------------------------------------------------------------------------
    OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    13    Oppenheimer Disciplined Value Fund

    =========================================
    Notes to Financial Statements (Continued)
=====================================================================
===========
2.  SHARES OF CAPITAL STOCK
    The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                      TEN MONTHS ENDED OCTOBER 31, 1996(2)        YEAR ENDED
DECEMBER 31, 1995(1)
                                      ------------------------------------        -------------------------------
                                      SHARES              AMOUNT                  SHARES             AMOUNT
    -------------------------------------------------------------------------------------------------------------
    Class A:
    Sold                              3,132,678           $ 59,597,763            1,242,427          $ 20,678,025
    Dividends and distributions
    reinvested                           79,955              1,491,345              513,302             9,039,419
    Redeemed                           (630,553)           (11,772,485)            (657,052)
(11,156,509)
                                      ----------          -------------           ----------         -------------
    Net increase                      2,582,080           $ 49,316,623            1,098,677          $ 18,560,935
                                      ==========          =============           ==========
=============
    --------------------------------------------------------------------------------------------------------------
    Class B:
    Sold                                261,924           $  4,955,930               37,415          $    684,870
    Dividends and distributions
    reinvested                            1,535                 28,899                2,434                43,392
    Redeemed                             (6,999)              (133,220)                (209)               (3,954)
                                      ----------          -------------           ----------         -------------

    Net increase                        256,460           $  4,851,609               39,640          $    724,308
                                      ==========          =============           ==========
=============
    --------------------------------------------------------------------------------------------------------------
    Class C:
    Sold                                 36,414           $    694,306                   --          $         --
    Dividends and distributions
    reinvested                              172                  3,206                   --                    --
    Redeemed                                (53)                  (990)                  --                    --
                                      ----------          -------------           ----------         -------------

    Net increase                         36,533           $    696,522                   --          $         --
                                      ==========          =============           ==========
=============

    1. For the year ended December 31, 1995 for Class A shares and for the period from October 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.
    2. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1,1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.
=====================================================================
===========
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $26,389,168 was composed of gross appreciation of $27,298,502, and gross depreciation of $909,334.
=====================================================================
===========
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.500% of the next $100 million and 0.450% of net assets in excess of $400 million. Prior to March 18, 1996, management fees were paid to G. R. Phelps & Co. (the former Manager) at an annual rate of 0.625% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

    For the period ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $534,988, of which $341,543 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $149,781 and $6,734, of which $79,814 and $4,696, respectively, were paid to an affiliated broker/dealer. During the period ended October 31, 1996, OFDI received contingent deferred sales charges of $3,336 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    14    Oppenheimer Disciplined Value Fund

=====================================================================
=======
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(CONTINUED)
    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended October 31, 1996, OFDI paid $191,634 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

    The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $20,026 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $153,254 for Class B.

    The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1996, OFDI retained $1,623 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of October 31, 1996, OFDI had incurred unreimbursed expenses of $11,314 for Class C.

    15    Oppenheimer Disciplined Value Fund

Independent Auditors' Report

=====================================================================
===========

The Board of Directors and Shareholders of Oppenheimer Disciplined Value Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Value Fund (formerly Connecticut Mutual Growth Account) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for the five years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996 expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the ten month period ended October 31, 1996, in conformity with generally accepted accounting principles.



/s/ KPMG Peat Marwick LLP
KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1996

    16    Oppenheimer Disciplined Value Fund

    Federal Income Tax Information  (Unaudited)

=================================================================
===============

In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends paid by the Fund during the ten months ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 48.50% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal
Revenue Service.

    Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

    17    Oppenheimer Disciplined Value Fund

    Oppenheimer Disciplined Value Fund
    A Series of Oppenheimer Series Fund, Inc.

=================================================================
OFFICERS AND DIRECTORS  Leon Levy, Chairman of the Board of
                        Directors
                        Donald W. Spiro, Vice Chairman of the
                        Board of Directors
                        Bridget A. Macaskill, Director and
                        President
                        Robert G. Galli, Director
                        Benjamin Lipstein, Director
                        Elizabeth B. Moynihan, Director
                        Kenneth A. Randall, Director
                        Edward V. Regan, Director
                        Russell S. Reynolds, Jr., Director
                        Sidney M. Robbins, Director
                        Pauline Trigere, Director
                        Clayton K. Yeutter, Director
                        Peter M. Antos, Vice President
                        Robert C. Doll, Jr., Vice President
                        Stephen F. Libera, Vice President
                        Michael C. Strathearn, Vice President
                        Kenneth B. White, Vice President
                        Arthur J. Zimmer, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue,  Secretary
                        Robert G. Zack, Assistant Secretary

=====================================================================
===========
    INVESTMENT ADVISER       OppenheimerFunds, Inc.

=====================================================================
===========
    DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

=====================================================================
===========
    TRANSFER AND             OppenheimerFunds Services
    SHAREHOLDER SERVICING
    AGENT

=====================================================================
===========
    CUSTODIAN OF             State Street Bank and Trust Company
    PORTFOLIO SECURITIES

=====================================================================
===========
    INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

=====================================================================
===========
    LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein


    This is a copy of a report to shareholders of Oppenheimer Disciplined Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Value Fund. For material information concerning the Fund, see the Prospectus.

    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

    18     Oppenheimer Disciplined Value Fund

-----------------------
OPPENHEIMERFUNDS FAMILY
-----------------------

=====================================================================
===========
OppenheimerFunds offers over 50 funds designed to fit virtually very investment goal. Whether you're investing for retirement, children's education or tax-free income, we have the funds to help you seek your objective.
When you invest with OppenheimerFunds, you can feel comfor-table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=====================================================================
===========
STOCK FUNDS   Developing Markets Fund        Growth Fund
              Global Emerging Growth Fund   Global Fund
              Enterprise Fund(2)            Quest Global Value
                                       Fund
              International Growth Fund          Disciplined Value Fund
              Discovery Fund                 Oppenheimer Fund
              Quest Small Cap Value Fund     Value Stock Fund
              Gold & Special Minerals Fund   Quest Value Fund
              Target Fund
=====================================================================
===========
STOCK & BOND  Main Street Income & Growth Fund  Equity Income Fund
FUNDS     Quest Opportunity Value Fund      Disciplined Allocation
                                  Fund
              Total Return Fund                  Asset Allocation Fund
       Quest Growth & Income Value Fund  Strategic Income &
                                   Growth Fund
         Global Growth & Income Fund        Bond Fund for Growth
=================================================================
BOND FUNDS    International Bond Fund           Bond Fund
              High Yield Fund                    U.S. Government
                                            Trust
           Champion Income Fund             Limited-Term
                                  Government Fund

                                           Strategic Income Fund
=====================================================================
===========
MUNICIPAL California Municipal Fund(3) Insured Municipal
                                            Fund
FUNDS    Florida Municipal Fund(3)        Intermediate Municipal
                                       Fund
          New Jersey Municipal Fund(3)
          New York Municipal Fund(3)        Rochester Division
         Pennsylvania Municipal Fund(3)     Rochester Fund
                                  Municipals
         Municipal Bond Fund                Limited Term New York
                                            Municipal Fund
=====================================================================
===========
MONEY MARKET  Money Market Fund                 Cash Reserves
FUNDS(4)
=====================================================================
===========
LIFESPAN      Growth Fund                       Income Fund
              Balanced Fund

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2.  Effective 4/1/96, the Fund is closed to new investors.
       3.  Available only to investors in certain states.
       4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
          Oppenheimer funds are distributed by OppenheimerFunds
          Distributor, Inc., Two World Trade Center, New York, NY
          10048-0203.
       -c-Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

    19     Oppenheimer Disciplined Value Fund

[BACK COVER}

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RA0375.001.1096 December 31, 1996
------------------------------------------------------------------------------

"HOW MAY I HELP YOU?"                [PHOTO]Customer Service Representative

                              Customer Service Representative
                              OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple. And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance.  That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the
Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
------------------------------------------------------------------------------
[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
       OppenheimerFunds Distributor, Inc.                       Bulk Rate
       P.O. Box 5270                                            U.S. Postage
       Denver, CO 80217-5270                                    PAID
                                                                Permit No. 469
                                                                Denver, CO
                                                                --------------

[PHOTO]

OPPENHEIMER VALUE STOCK FUND
Annual Report December 31, 1996


"We want to invest
for growth
in companies that
pay dividends,
but we want their
stocks at a
good price."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO SEEK LONG-TERM GROWTH AND CURRENT
INCOME BY INVESTING IN UNDERVALUED STOCKS OF WELL-ESTABLISHED
COMPANIES.


                                      NEWS

                                BEAT THE AVERAGE


Total Return for the 3-Year Period
Ended 12/31/96:

Oppenheimer Value Stock Fund
Class A (at net asset value)(1)

60.36%

Lipper Growth & Income Funds
Average for 330 Funds for the
3-Year Period Ended 12/31/96(3)

56.85%

"THE FUND'S CLASS B SHARES
ARE RANKED **** AMONG
1,826 DOMESTIC EQUITY FUNDS
FOR THE 3-YEAR PERIOD ENDED
12/31/96 BY MORNINGSTAR
MUTUAL FUNDS.(4)


HOW YOUR FUND IS MANAGED

Oppenheimer Value Stock Fund's basic investment strategy is to "buy low, sell high." The Fund's managers invest in stocks they believe are priced below their intrinsic value, and sell stocks when they think they're overvalued. This strategy offers the potential for long-term capital appreciation through investment in well-established companies.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B and C shares were 19.39%, 18.50% and 18.39%, respectively, without deducting sales charges.(1)

        Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 12/31/96 were 12.53%, 12.54% and 12.24%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 5/1/93 were 13.50% and 13.87%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 10/2/95 were 17.39% and 19.88%, respectively.(2)

OUTLOOK

"We believe that by aiming to participate in the gains of a rising market and to conserve asset value in a less positive environment, the Fund should show superior returns over the long term."

   James MacAllen, Portfolio Manager
   David L. Babson and Co., Inc., the Fund's Sub-Adviser

December 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
IN REVIEWING THE PERFORMANCE AND RANKINGS, PLEASE REMEMBER PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. On
1/1/97, the Fund's prior sub-adviser merged into its present sub-adviser.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%.
Prior to 3/29/91, the Fund's maximum sales charge rate for Class A shares was lower, so that actual results would have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Funds included in the average may have different investment policies and risks than the Fund. Oppenheimer Value Stock Fund is characterized by Lipper as a growth & income fund. Lipper performance is based on total return and does not take sales charges into account.

4. Source: Morningstar Mutual Funds, 12/31/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%; 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is based on the 3-year ranking for the Fund's Class B shares, which was 4 stars. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 2,959 funds for the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

2    Oppenheimer Value Stock Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Value Stock Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Value Stock Fund


DEAR SHAREHOLDER,

As 1996 has drawn to a close, we can look back and say that the past year has certainly been one for the record books. But it has not necessarily been easy for the faint of heart. During the first five months of the year, the stock market reported tremendous gains, thanks in part to strong corporate earnings, low inflation and stabilized interest rates. However, on the trail of a six-year bull market and with indices reporting all-time highs, many experts felt a correction was inevitable.

         The stock market volatility that jolted investors in June and July did not come as a complete surprise, but remarkably enough, by the end of September the stock market had rebounded and resumed its record-setting pace. During the fourth quarter, the Dow passed 6,500, both the S&P 500 and the technology-laden
NASDAQ posted all-time highs, and the Russell 2000 came very close to hitting record levels.

         What does the new year have in store for the stock market and its investors? Of course, no one can predict the events of 1997 with complete accuracy. Instead, the experts rely on several economic indicators to offer clues about the market's direction. For example, the rate of unemployment has dropped to its lowest level in seven years and wage growth continues to make gains. As a result, consumer confidence is at its highest level since 1989.

        What these events suggest to many experts is the likelihood of higher inflation in 1997, countered by a possible increase in short-term interest rates. However, an opposing view is that economic growth will taper off sufficiently early in the year, calming fears of rising inflation and interest rate increases. Although the Federal Reserve appeared to agree with this reasoning in the third and fourth quarters of 1996, this may not be true in the future.

         The one thing we can accurately predict is that, regardless of the scenario, OppenheimerFunds will continue to monitor significant events and act appropriately. To that end, we view our outlook for the market as cautiously optimistic. Whichever direction interest rates move, we expect the market's volatile trading pattern to continue in the coming months. But while our watchword may be "caution," in the near term, we are still finding plenty of attractive investment opportunities today, both in the United States and abroad. We believe the correct approach is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future. Based on this strategy and the resilient performance the stock market has demonstrated in the past, our long-term view remains positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                 /s/ BRIDGET A. MACASKILL
James C. Swain                     Bridget A. Macaskill

January 22, 1997

3    Oppenheimer Value Stock Fund

JAMES MACALLEN
Portfolio Manager

Q + A

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

Oppenheimer Value Stock Fund's conservative structure caused it to lag behind the stock market for the full year, but its pattern of performance was consistent with its low-risk strategy. The Fund participated in the continuing advance of stock prices, and in those few months when the market paused, the Fund retained its value better than the stock market overall. With the market now entering the seventh year since the most recent bull market began, we believe that this strategy of seeking to maintain relatively low portfolio risk will be beneficial to the Fund in future periods.
WHAT INVESTMENTS HAVE MADE POSITIVE CONTRIBUTIONS TO
PERFORMANCE?

The Fund's results benefited from strong performance by several of the largest holdings. The financial holdings were outstanding performers, particularly banks. Contributing to bank stock gains were an accom-modative Fed policy, continued good loan loss experience and the relentless trend toward industry consolidations.(1)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS YOU'D EXPECTED?

The telephone industry was a disappointment in 1996. The major factor was the tele-communications deregulation bill which was signed into law in the spring. This provides for the eventual opening up of the industry to competition. And as companies prepare for this, increased marketing spending will restrain earnings growth. Early in 1996, the Fund had a relatively small commitment to this industry, but we steadily increased its weighting during the year as we found companies with competitive advantages which were undervalued relative to the market. In the long run, the surviving companies will prosper due to strong growth of telecom traffic.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We are trying to minimize risk in the portfolio as the eco-nomic expansion continues and stock valuations remain on the high side. We are reducing some stocks whose prices are fully valued, and adding to stocks that we feel are currently underpriced and can offer good long-term return through a combination of capital appreciation and current income. In fact, well-positioned electric utilities appear attractive and we are modestly increasing our commitment to them.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are optimistic about the long-term outlook for stocks in general, and the Fund in particular. After a long period of exceptional stock market returns such as we have seen recently, a pause in the market's upward trend would not be a surprise. However, we recognize that there are risks in equity investing as well as returns, and the conservative nature of the Fund is intended to hold up well during a weak stock market. We believe that by aiming to participate in the gains of a rising market and to conserve asset value in a less positive environment, the Fund should show superior returns over the long term.


1. The Fund's portfolio is subject to change.

4     Oppenheimer Value Stock Fund

FINANCIALS

CONTENTS
STATEMENT OF INVESTMENTS                                6
STATEMENT OF ASSETS AND LIABILITIES                     9
STATEMENT OF OPERATIONS                                10
STATEMENTS OF CHANGES IN NET ASSETS                    11
FINANCIAL HIGHLIGHTS                                   12
NOTES TO FINANCIAL STATEMENTS                          14
INDEPENDENT AUDITORS' REPORT                           17
FEDERAL INCOME TAX INFORMATION                         18

5      Oppenheimer Value Stock Fund

STATEMENT OF INVESTMENTS   December 31, 1996


    MARKET VALUE
                                                                                                         SHARES
    SEE NOTE 1
=====================================================================
===========================================
===================
COMMON STOCKS--94.7%

----------------------------------------------------------------------------------------------------------------
--------------------
BASIC MATERIALS--7.7%
----------------------------------------------------------------------------------------------------------------
--------------------
CHEMICALS--4.1%
       Du Pont (E.I.) De Nemours & Co.                                                                  21,500
      $  2,029,062

----------------------------------------------------------------------------------------------------------------
--------------
       Lubrizol Corp. (The)                                                                             40,400
         1,252,400

----------------------------------------------------------------------------------------------------------------
-------------
       Nalco Chemical Co.                                                                               52,500
         1,896,562

----------------------------------------------------------------------------------------------------------------
-------------
       Rohm & Haas Co.                                                                                  31,000
         2,530,375

      ------------

         7,708,399

----------------------------------------------------------------------------------------------------------------
--------------------
PAPER--3.6%
       Temple-Inland, Inc.                                                                              40,000
         2,165,000

----------------------------------------------------------------------------------------------------------------
-------------
       Westvaco Corp.                                                                                   64,500
         1,854,375

----------------------------------------------------------------------------------------------------------------
-------------
       Weyerhaeuser Co.                                                                                 58,800
         2,785,650

      ------------

         6,805,025

----------------------------------------------------------------------------------------------------------------
--------------------
CONSUMER CYCLICALS--11.2%

----------------------------------------------------------------------------------------------------------------
--------------------
AUTOS & HOUSING--5.6%
       Ford Motor Co.                                                                                   73,100
         2,330,062

----------------------------------------------------------------------------------------------------------------
-------------
       Genuine Parts Co.                                                                                55,000
         2,447,500

----------------------------------------------------------------------------------------------------------------
-------------
       Goodyear Tire & Rubber Co.                                                                       73,000
         3,750,375

----------------------------------------------------------------------------------------------------------------
-------------
       Stanley Works (The)                                                                              80,000
         2,160,000

      ------------

        10,687,937

----------------------------------------------------------------------------------------------------------------
--------------------
LEISURE & ENTERTAINMENT--1.3%
       Eastman Kodak Co.                                                                                31,800
         2,551,950
----------------------------------------------------------------------------------------------------------------
--------------------
MEDIA--1.4%
       McGraw-Hill, Inc.                                                                                57,000
         2,629,125
----------------------------------------------------------------------------------------------------------------
-------------------
RETAIL: GENERAL--2.9%
       May Department Stores Cos.                                                                       46,500
         2,173,875

----------------------------------------------------------------------------------------------------------------
-------------

       Sears Roebuck & Co.                                                                              31,000
         1,429,875

----------------------------------------------------------------------------------------------------------------
-------------
       VF Corp.                                                                                         27,500
         1,856,250

      ------------

         5,460,000

----------------------------------------------------------------------------------------------------------------
--------------------
CONSUMER NON-CYCLICALS--19.8%

----------------------------------------------------------------------------------------------------------------
--------------------
BEVERAGES--1.8%
       Brown-Forman Corp., Cl. B                                                                        40,900
         1,871,175

----------------------------------------------------------------------------------------------------------------
-------------
       PepsiCo, Inc.                                                                                    54,000
         1,579,500

      ------------

         3,450,675

----------------------------------------------------------------------------------------------------------------
--------------------
FOOD--5.5%
       Albertson's, Inc.                                                                                76,000
         2,707,500

----------------------------------------------------------------------------------------------------------------
-------------
       American Stores Co.                                                                              20,500
           837,937

----------------------------------------------------------------------------------------------------------------
-------------
       ConAgra, Inc.                                                                                    40,000
         1,990,000

----------------------------------------------------------------------------------------------------------------
-------------
       CPC International, Inc.                                                                          37,000
         2,867,500

----------------------------------------------------------------------------------------------------------------
-------------
       Pioneer Hi-Bred International, Inc.                                                              29,500
         2,065,000

      ------------

        10,467,937

----------------------------------------------------------------------------------------------------------------
--------------------
HEALTHCARE/DRUGS--7.0%
       Bristol-Myers Squibb Co.                                                                         57,500
         6,253,125

----------------------------------------------------------------------------------------------------------------
-------------
       Cytogen Corp.(1)                                                                                     79
               434

----------------------------------------------------------------------------------------------------------------
------------
       Pfizer, Inc.                                                                                     22,500
         1,864,687

----------------------------------------------------------------------------------------------------------------
-------------
       Pharmacia & Upjohn, Inc.                                                                         58,000
         2,298,250

----------------------------------------------------------------------------------------------------------------
-------------
       Schering-Plough Corp.                                                                            45,500
         2,946,125

      ------------

        13,362,621

6      Oppenheimer Value Stock Fund

     MARKET VALUE
                                                                                                      SHARES
     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
--------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.4%
       Becton, Dickinson & Co.                                                                          62,000
     $   2,689,250
----------------------------------------------------------------------------------------------------------------
--------------------
HOUSEHOLD GOODS--1.3%
       Kimberly-Clark Corp.                                                                             25,500
         2,428,875
----------------------------------------------------------------------------------------------------------------
--------------------
TOBACCO--2.8%
       American Brands, Inc.                                                                            59,000
         2,927,875

----------------------------------------------------------------------------------------------------------------
-------------
       UST, Inc.                                                                                        75,000
         2,428,125

      ------------

         5,356,000

----------------------------------------------------------------------------------------------------------------
--------------------
ENERGY--10.0%

----------------------------------------------------------------------------------------------------------------
--------------------
ENERGY SERVICES &
PRODUCERS--1.1%
       Kerr-McGee Corp.                                                                                 28,500
         2,052,000
----------------------------------------------------------------------------------------------------------------
-------------------
OIL-INTEGRATED--8.9%
       Amoco Corp.                                                                                      49,500
         3,984,750

----------------------------------------------------------------------------------------------------------------
-------------
       Atlantic Richfield Co.                                                                           13,700
         1,815,250

----------------------------------------------------------------------------------------------------------------
-------------
       Chevron Corp.                                                                                    45,000
         2,925,000

----------------------------------------------------------------------------------------------------------------
-------------
       Mobil Corp.                                                                                      23,500
         2,872,875

----------------------------------------------------------------------------------------------------------------
-------------
       Occidental Petroleum Corp.                                                                       80,500
         1,881,687

----------------------------------------------------------------------------------------------------------------
-------------
       Union Pacific Resources Group, Inc.                                                              55,500
         1,623,375

----------------------------------------------------------------------------------------------------------------
-------------
       Unocal Corp.                                                                                     44,100
         1,791,563

      ------------

        16,894,500

----------------------------------------------------------------------------------------------------------------
--------------------
FINANCIAL--15.3%

----------------------------------------------------------------------------------------------------------------
--------------------
BANKS--6.0%
       Bank of New York Co., Inc. (The)                                                                 110,000
         3,712,500

----------------------------------------------------------------------------------------------------------------
-------------
       Comerica, Inc.                                                                                   26,000
         1,361,750

----------------------------------------------------------------------------------------------------------------
-------------
       CoreStates Financial Corp.                                                                       52,000
         2,697,500

----------------------------------------------------------------------------------------------------------------
-------------
       Norwest Corp.                                                                                    36,500
         1,587,750

----------------------------------------------------------------------------------------------------------------
-------------
       Wachovia Corp.                                                                                   36,240
         2,047,560

      ------------

        11,407,060

----------------------------------------------------------------------------------------------------------------
--------------------
DIVERSIFIED FINANCIAL--1.5%
       American Express Co.                                                                             50,000
         2,825,000
----------------------------------------------------------------------------------------------------------------
-------------------
INSURANCE--7.8%
       Allstate Corp.                                                                                   23,748
         1,374,416

----------------------------------------------------------------------------------------------------------------
-------------
       Jefferson-Pilot Corp.                                                                            26,325
         1,490,653

----------------------------------------------------------------------------------------------------------------
-------------
       Marsh & McLennan Cos., Inc.                                                                      35,000
         3,640,000

----------------------------------------------------------------------------------------------------------------
-------------
       MBIA, Inc.                                                                                       33,500
         3,391,875

----------------------------------------------------------------------------------------------------------------
-------------
       Safeco Corp.                                                                                     99,500
         3,924,031

----------------------------------------------------------------------------------------------------------------
-------------
       Unitrin, Inc.                                                                                    17,400
           970,050

      ------------

        14,791,025

----------------------------------------------------------------------------------------------------------------
--------------------
INDUSTRIAL--15.2%

----------------------------------------------------------------------------------------------------------------
--------------------
ELECTRICAL EQUIPMENT--8.4%
       AMP, Inc.                                                                                        100,300
         3,849,013

----------------------------------------------------------------------------------------------------------------
-------------
       General Electric Co.                                                                             51,500
         5,092,063

----------------------------------------------------------------------------------------------------------------
-------------
       Grainger (W.W.), Inc.                                                                            32,000
         2,568,000

----------------------------------------------------------------------------------------------------------------
-------------
       Honeywell, Inc.                                                                                  28,000
         1,841,000

----------------------------------------------------------------------------------------------------------------
-------------
       Hubbell, Inc., Cl. B                                                                             61,994
         2,681,241

      ------------

        16,031,317

----------------------------------------------------------------------------------------------------------------
--------------------
INDUSTRIAL SERVICES--0.8%
       Donnelley (R.R.) & Sons Co.                                                                      48,000
         1,506,000

7      Oppenheimer Value Stock Fund


     MARKET VALUE
                                                                                                      SHARES
     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
--------------------
MANUFACTURING--4.6%
       Dover Corp.                                                                                      41,500
     $   2,085,375
       General Signal Corp.                                                                              5,500
           235,125

----------------------------------------------------------------------------------------------------------------
-------------
       Harsco Corp.                                                                                     23,000
         1,575,500

----------------------------------------------------------------------------------------------------------------
-------------
       Minnesota Mining & Manufacturing Co.                                                             43,500
         3,605,063

----------------------------------------------------------------------------------------------------------------
-------------
       Parker-Hannifin Corp.                                                                            30,400
         1,178,000

      ------------

         8,679,063

----------------------------------------------------------------------------------------------------------------
--------------------
TRANSPORTATION--1.4%
       Norfolk Southern Corp.                                                                           31,000
         2,712,500
----------------------------------------------------------------------------------------------------------------
--------------------
TECHNOLOGY--11.0%

----------------------------------------------------------------------------------------------------------------
--------------------
AEROSPACE/DEFENSE--1.8%
       Boeing Co.                                                                                       16,500
         1,755,188

----------------------------------------------------------------------------------------------------------------
-------------
       Raytheon Co.                                                                                        700
            33,687

----------------------------------------------------------------------------------------------------------------
-------------
       TRW, Inc.                                                                                        32,000
         1,584,000

      ------------

         3,372,875

----------------------------------------------------------------------------------------------------------------
--------------------
COMPUTER HARDWARE--4.9%
       International Business Machines Corp.                                                            22,500
         3,397,500

----------------------------------------------------------------------------------------------------------------
-------------
       Pitney Bowes, Inc.                                                                               54,500
         2,970,250

----------------------------------------------------------------------------------------------------------------
-------------
       Xerox Corp.                                                                                      57,000
         2,999,625

      ------------

         9,367,375

----------------------------------------------------------------------------------------------------------------
--------------------
ELECTRONICS--2.1%
       Hewlett-Packard Co.                                                                              80,000
         4,020,000
----------------------------------------------------------------------------------------------------------------
--------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.2%
       AT&T Corp.                                                                                       52,500
         2,283,750

----------------------------------------------------------------------------------------------------------------
-------------
       Frontier Corp.                                                                                   85,400
         1,932,175

      ------------

         4,215,925

----------------------------------------------------------------------------------------------------------------
--------------------
UTILITIES--4.5%

----------------------------------------------------------------------------------------------------------------
--------------------
ELECTRIC UTILITIES--1.7%
       NIPSCO Industries, Inc.                                                                          25,500
         1,010,438

----------------------------------------------------------------------------------------------------------------
-------------
       SCANA Corp.                                                                                      48,500
         1,297,375

----------------------------------------------------------------------------------------------------------------
-------------
       Teco Energy, Inc.                                                                                36,600
           882,975

      ------------

         3,190,788

----------------------------------------------------------------------------------------------------------------
--------------------
TELEPHONE UTILITIES--2.8%
       Ameritech Corp.                                                                                  28,000
         1,697,500

----------------------------------------------------------------------------------------------------------------
-------------
       GTE Corp.                                                                                        46,000
         2,093,000

----------------------------------------------------------------------------------------------------------------
-------------
       Southern New England Telecommunications Corp.                                                    42,000
         1,632,750

      ------------

         5,423,250

      ------------
      Total Common Stocks (Cost $114,380,928)
       180,086,472

                                                                                                         FACE
                                                                                                        AMOUNT

=====================================================================
===========================================
====================
REPURCHASE AGREEMENT--4.4%

----------------------------------------------------------------------------------------------------------------
--------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated 12/31/96, to be repurchased at $8,303,006 on 1/2/97, collateralized by U.S. Treasury Nts.,
       5.50%--7.50%, 7/15/99--8/15/05, with a value of $8,490,302 (Cost $8,300,000)
$8,300,000
         8,300,000

----------------------------------------------------------------------------------------------------------------
--------------------
TOTAL INVESTMENTS, AT VALUE (COST $122,680,928)
     99.1%
       188,386,472
----------------------------------------------------------------------------------------------------------------
--------------------
OTHER ASSETS NET OF LIABILITIES                                                                            0.9
         1,740,662
                                                                                                 -------------
     -------------
NET ASSETS                                                                                               100.0%
      $190,127,134
                                                                                                 =============
     =============

1. Non-income producing security.
See accompanying Notes to Financial Statements.

8      Oppenheimer Value Stock Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996


=====================================================================
===========================================
====================
ASSETS
      Investments, at value (cost $122,680,928)--see accompanying statement

      $188,386,472

----------------------------------------------------------------------------------------------------------------
--------------
      Cash
           317,473

----------------------------------------------------------------------------------------------------------------
--------------
      Receivables:
      Investments sold
         2,379,534
      Shares of beneficial interest sold
           639,204
      Interest and dividends
           409,199

----------------------------------------------------------------------------------------------------------------
--------------
      Other
             7,941

      ------------
      Total assets
       192,139,823

=====================================================================
===========================================
====================
LIABILITIES
      Payables and other liabilities:
      Dividends
         1,360,756
      Shares of beneficial interest redeemed
           359,460
      Distribution and service plan fees
           118,631
      Shareholder reports
            59,139
      Investments purchased
            33,730
      Transfer and shareholder servicing agent fees
             9,163
      Trustees' fees
             1,067
      Other
            70,743

      ------------
      Total liabilities
        2,012,689

=====================================================================
===========================================
====================
NET ASSETS
      $190,127,134

      ============

=====================================================================
===========================================
====================
COMPOSITION OF
NET ASSETS
      Paid-in capital
      $122,783,317

----------------------------------------------------------------------------------------------------------------
--------------
      Undistributed net investment income
            23,659

----------------------------------------------------------------------------------------------------------------
--------------
      Accumulated net realized gain on investment transactions
         1,614,614

----------------------------------------------------------------------------------------------------------------
--------------
      Net unrealized appreciation on investments--Note 3
        65,705,544

      ------------
      Net assets
      $190,127,134

      ============

=====================================================================
===========================================
====================
NET ASSET VALUE
PER SHARE
      Class A Shares:
      Net asset value and redemption price per share (based on net assets of $148,128,771 and 7,286,952 shares of beneficial interest outstanding)

            $20.33
      Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
            $21.57



----------------------------------------------------------------------------------------------------------------
--------------
      Class B Shares:
      Net asset value, redemption price and offering price per share (based on net assets of $40,142,493 and 1,988,443 shares of beneficial interest outstanding)

            $20.19


----------------------------------------------------------------------------------------------------------------
--------------
      Class C Shares:
      Net asset value, redemption price and offering price per share (based on net assets of $1,855,870 and 91,685 shares of beneficial interest outstanding)

            $20.24

      See accompanying Notes to Financial Statements.

9      Oppenheimer Value Stock Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

=====================================================================
===========================================
====================
INVESTMENT INCOME
      Dividends
      $  4,410,082

----------------------------------------------------------------------------------------------------------------
--------------
      Interest
           818,192

      ------------
      Total income
         5,228,274

=====================================================================
===========================================
====================
EXPENSES
      Management fees--Note 4
         1,315,853

----------------------------------------------------------------------------------------------------------------
--------------
      Distribution and service plan fees--Note 4:
      Class A
           350,768
      Class B
           332,226
      Class C
             9,020

----------------------------------------------------------------------------------------------------------------
--------------
      Transfer and shareholder servicing agent fees--Note 4
           238,593

----------------------------------------------------------------------------------------------------------------
--------------
      Shareholder reports
            69,568

----------------------------------------------------------------------------------------------------------------
--------------
      Legal and auditing fees
            13,775

----------------------------------------------------------------------------------------------------------------
--------------
      Custodian fees and expenses
            10,407

----------------------------------------------------------------------------------------------------------------
--------------
      Trustees' fees and expenses
             6,536

----------------------------------------------------------------------------------------------------------------
--------------
      Registration and filing fees:
      Class B
             2,267
      Class C
               465

----------------------------------------------------------------------------------------------------------------
--------------
      Other
            55,776

      ------------
      Total expenses
         2,405,254

=====================================================================
===========================================
====================
NET INVESTMENT INCOME
         2,823,020

=====================================================================
===========================================
====================
REALIZED AND UNREALIZED
GAIN
      Net realized gain on investments
         7,161,305


----------------------------------------------------------------------------------------------------------------
--------------
      Net change in unrealized appreciation or depreciation on investments
        21,456,991

      ------------
      Net realized and unrealized gain
        28,618,296

=====================================================================
===========================================
====================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

       $31,441,316

       ===========

See accompanying Notes to Financial Statements.

10     Oppenheimer Value Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        1996                  1995

=====================================================================
===========================================
===========
OPERATIONS
       Net investment income                                                            $   2,823,020         $
2,504,015

----------------------------------------------------------------------------------------------------------------
-----
       Net realized gain                                                                    7,161,305
2,126,048

----------------------------------------------------------------------------------------------------------------
-----
       Net change in unrealized appreciation or depreciation                               21,456,991
29,893,727
                                                                                        -------------
-------------
       Net increase in net assets resulting from operations                                31,441,316
34,523,790

=====================================================================
===========================================
===========
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                             (2,534,251)
(2,195,920)
       Class B                                                                               (366,547)
 (239,821)
       Class C                                                                                (13,143)
     (429)

----------------------------------------------------------------------------------------------------------------
-----
       Distributions from net realized gain:
       Class A                                                                             (4,334,550)
(1,793,905)
       Class B                                                                             (1,169,914)
 (351,137)
       Class C                                                                                (53,029)
   (1,561)

=====================================================================
===========================================
===========
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                             (6,902,321)
17,673,851
       Class B                                                                              9,380,312
11,681,792
       Class C                                                                              1,632,938
  129,003

=====================================================================
===========================================
===========
NET ASSETS

      Total increase                                                                       27,080,811
59,425,663

----------------------------------------------------------------------------------------------------------------
-----
       Beginning of period                                                                163,046,323
103,620,660
                                                                                        -------------
-------------
       End of period [including undistributed (overdistributed) net
       investment income of $23,659 and $(16,697), respectively]                         $190,127,134

$163,046,323
                                                                                        -------------
-------------

See accompanying Notes to Financial Statements.

11     Oppenheimer Value Stock Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     ----------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                     1996            1995             1994
=====================================================================
========================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $17.84          $14.16          $14.41
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .34             .32             .31
Net realized and unrealized gain                          3.11            3.90             .16
                                                        ------          ------          ------
Total income (loss) from investment operations            3.45            4.22             .47

----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.35)           (.30)           (.31)
Dividends in excess of net investment income                --              --            (.01)
Distributions from net realized gain                      (.61)           (.24)           (.40)
                                                        ------          ------          ------
Total dividends and distributions to shareholders         (.96)           (.54)           (.72)
----------------------------------------------------------------------------------------------
Net asset value, end of period                          $20.33          $17.84          $14.16
                                                        ------          ------          ------

=====================================================================
=========================
TOTAL RETURN, AT NET ASSET VALUE(3)                      19.39%          30.04%
3.28%

=====================================================================
=========================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $148,129        $136,270         $92,728
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $144,498        $115,137         $90,158
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     1.73%           1.98%           2.16%
Expenses, before voluntary reimbursement                  1.20%           1.28%           1.27%
Expenses, net of voluntary reimbursement                   N/A             N/A             N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                14.5%           11.8%           16.3%
Average brokerage commission rate(6)                   $0.0573         $0.0597              --


1. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12     Oppenheimer Value Stock Fund

                                  CLASS B                                                            CLASS C

---------------------------       --------------------------------------------------------------
--------------------------
                                  YEAR ENDED DECEMBER 31,                                            YEAR
ENDED
DECEMBER 31,
1993              1992            1996             1995              1994             1993(2)        1996
    1995(1)
----------------------------------------------------------------------------------------------------------------
---------------
$14.19              $13.57         $17.73            $14.09           $14.35           $14.60          $17.81
      $17.12
----------------------------------------------------------------------------------------------------------------
---------------

   .29                 .32            .19               .21              .17              .17             .22
         .02
   .98                 .97           3.09              3.86              .19              .51            3.05
         .97
------             -------        -------           -------          -------          -------          ------
      ------
  1.27                1.29           3.28              4.07              .36              .68            3.27
         .99

----------------------------------------------------------------------------------------------------------------
---------------
  (.29)               (.32)          (.21)             (.19)             (.21)           (.17)           (.23)
        (.06)
    --                  --             --                --              (.01)            ---             ---
         ---
  (.76)               (.35)          (.61)             (.24)             (.40)           (.76)           (.61)
        (.24)
------             -------        -------           -------          -------          -------          ------
      ------
 (1.05)               (.67)          (.82)             (.43)             (.62)           (.93)           (.84)
        (.30)
----------------------------------------------------------------------------------------------------------------
--------------
 $14.41             $14.19         $20.19            $17.73           $14.09           $14.35          $20.24
      $17.81
=======            =======        =======           =======          =======          =======
=======
     =======

=====================================================================
===========================================
==============
   8.97%              9.61%         18.50%            29.03%             2.50%           4.63%          18.39%
        5.89%

=====================================================================
===========================================
==============

$90,470            $59,376        $40,142           $26,647           $10,893          $5,158          $1,856
        $130
----------------------------------------------------------------------------------------------------------------
--------------
$80,229            $53,485        $33,258           $18,857           $7,834           $2,527            $904
       $  57
----------------------------------------------------------------------------------------------------------------
--------------

   1.97%              2.34%          0.96%             1.19%             1.45%           0.97%(4)        0.92%
        0.56%(4)
   1.24%              1.19%          1.97%             2.07%             2.01%           2.14%(4)        2.02%
        2.37%(4)
    N/A                N/A            N/A               N/A              N/A              N/A             N/A
         N/A
----------------------------------------------------------------------------------------------------------------
--------------
   24.3%              12.3%           14.5%             11.8%            16.3%           24.3%            14.5%
         11.8%
     --                  --        $0.0573           $0.0597                --              --         $0.0573
      $0.0597


4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,498,803 and $23,590,977, respectively.
6. Total brokerage commissions paid on purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.



13  Oppenheimer Value Stock Fund

NOTES TO FINANCIAL STATEMENTS

=====================================================================
===========
1. SIGNIFICANT
   ACCOUNTING POLICIES

          Oppenheimer Value Stock Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital and income primarily through investments in stocks of well established companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

          ----------------------------------------------------------------------
          INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

          ----------------------------------------------------------------------
          REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

          ----------------------------------------------------------------------
          ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

          ----------------------------------------------------------------------
          FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

          ----------------------------------------------------------------------
          DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

          ----------------------------------------------------------------------
          CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                          During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $131,277. Overdistributed net investment income was decreased by the same amount.

14     Oppenheimer Value Stock Fund

=====================================================================
===========
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

          OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

=====================================================================
===========
2. SHARES OF
   BENEFICIAL INTEREST

          The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    YEAR ENDED DECEMBER 31, 1996           YEAR ENDED
DECEMBER 31,
1995(1)
                                                    ---------------------------------
--------------------------------
                                                    SHARES               AMOUNT            SHARES
AMOUNT

-----------------------------------------------------------------------------------------------------------------
          Class A:
          Sold                                           1,459,943       $ 28,270,600         1,806,348        $
29,186,663
          Dividends and distributions reinvested           250,205          5,056,348           228,838
3,907,434
          Redeemed                                      (2,062,372)       (40,229,269)         (944,270)
(15,420,246)
                                                     -------------      -------------     -------------
-------------
          Net increase (decrease)                         (352,224)       $(6,902,321)        1,090,916
$17,673,851
                                                     =============      =============     =============

=============


----------------------------------------------------------------------------------------------------------------
          Class B:
          Sold                                             730,295        $13,930,290           982,843
$15,746,572
          Dividends and distributions reinvested            71,393          1,445,827            32,137
  551,627
          Redeemed                                        (315,951)        (5,995,805)         (285,236)
(4,616,407)
                                                     -------------      -------------     -------------
-------------
          Net increase                                     485,737         $9,380,312           729,744
$11,681,792
                                                     =============      =============     =============

=============


------------------------------------------------------------------------------------------------------------------
          Class C:
          Sold                                              93,935         $1,815,265             7,236
 $128,066
          Dividends and distributions reinvested             3,157             64,356               112
    1,972
          Redeemed                                         (12,697)          (246,683)              (58)
   (1,035)
                                                     -------------      -------------     -------------
-------------
          Net increase                                      84,395         $1,632,938             7,290
 $129,003
                                                     =============      =============     =============

=============

          1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from October 2, 1995 to December 31, 1995 for Class C shares.

=====================================================================
===========
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

          At December 31, 1996, net unrealized appreciation on investments of $65,705,544 was composed of gross appreciation of $65,833,030, and gross depreciation of $127,486.

=====================================================================
===========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

          Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $100 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter, to 0.66% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                          For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $345,153, of which $192,834 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $401,158 and $15,057, of which $67,248 and $1,741, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $49,374 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

15     Oppenheimer Value Stock Fund

=====================================================================
===========
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $216,769 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted a reimbursement type
          Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $11,278 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $277,247 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $881,627 for Class B.

                          The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $8,196 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of December 31, 1996, OFDI had incurred unreimbursed expenses of $34,962 for Class C.

16     Oppenheimer Value Stock Fund

INDEPENDENT AUDITORS' REPORT

=====================================================================
===========
          The Board of Trustees and Shareholders of Oppenheimer Value Stock
          Fund:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Value Stock Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Value Stock Fund at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


      /s/ Deloitte & Touche LLP
          DELOITTE & TOUCHE LLP

          Denver, Colorado
          January 22, 1997



          17     Oppenheimer Value Stock Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

=====================================================================
===========
          In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                          Distributions of $0.7266, $0.6828 and $0.6882 per
          share were paid to Class A, Class B and Class C shareholders, respectively, on December 26, 1996, of which, for each class of shares, $0.5394 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                          Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

                          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.





          18     Oppenheimer Value Stock Fund

OPPENHEIMER VALUE STOCK FUND
A Series of Oppenheimer Integrity Funds


=================================================================
OFFICERS AND TRUSTEES

          James C. Swain, Chairman and Chief Executive Officer
          Bridget A. Macaskill, President
          Robert G. Avis, Trustee
          William A. Baker, Trustee
          Charles Conrad, Jr., Trustee
          Sam Freedman, Trustee
          Raymond J. Kalinowski, Trustee
          C. Howard Kast, Trustee
          Robert M. Kirchner, Trustee
          Ned M. Steel, Trustee
          George C. Bowen, Vice President, Treasurer and Assistant
         Secretary
        Andrew J. Donohue, Vice President and Secretary
          James W. MacAllen, Vice President
          Robert J. Bishop, Assistant Treasurer
          Scott T. Farrar, Assistant Treasurer
          Robert G. Zack, Assistant Secretary

=====================================================================
===========
INVESTMENT ADVISER
          OppenheimerFunds, Inc.

=====================================================================
===========
SUB-ADVISER
          David L. Babson & Co., Inc.

=====================================================================
===========
DISTRIBUTOR
          OppenheimerFunds Distributor, Inc.

=====================================================================
===========
TRANSFER AND SHAREHOLDER
SERVICING AGENT
          OppenheimerFunds Services

=====================================================================
===========
CUSTODIAN OF
PORTFOLIO SECURITIES
          The Bank of New York

=====================================================================
===========
INDEPENDENT AUDITORS
          Deloitte & Touche LLP

=====================================================================
===========
LEGAL COUNSEL
          Myer, Swanson, Adams & Wolf, P.C.

          This is a copy of a report to shareholders of Oppenheimer Value Stock Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Value Stock Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

          19     Oppenheimer Value Stock Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0325.001.1296       February 28, 1997


[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service
Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

    For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today--we're here to help.



[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

-----------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
-----------------------------------


PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES DECEMBER
31, 1996 (UNAUDITED)
OPPENHEIMER FUNDS - OPPENHEIMER DISCIPLINED VALUE FUND AND
OPPENHEIMER VALUE STOCK FUND


                                                                                                               PRO FORMA
                                                         OPPENHEIMER      OPPENHEIMER
COMBINED
                                                      DISCIPLINED VALUE   VALUE STOCK       PROFORMA
       OPPENHEIMER
                                                             FUND           FUND (1)      ADJUSTMENTS
DISCIPLINED VALUE FUND
                                                      ------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )
  (including repurchase agreements **)                   $199,794,081     $188,386,472
$388,180,553
Cash                                                           93,760          317,473                            411,233
Receivables:
  Interest and dividends                                      239,150          409,199                            648,349
  Shares of beneficial interest sold                          109,599          639,204
748,803
  Investments sold                                              8,845        2,379,534                          2,388,379
Other                                                           9,244            7,941                             17,185
                                                      ------------------------------------------------------------------------
  Total assets                                            200,254,679      192,139,823              -
392,394,502
                                                      ------------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
  Investments purchased                                     1,499,655           33,730
1,533,385
  Dividends                                                         -        1,360,756                          1,360,756
  Shares of beneficial interest redeemed                           48          359,460
359,508
  Trustees' fees                                                    -            1,067                              1,067
  Distributions and service plan fees                          96,953          118,631
215,584
  Shareholder reports                                          39,286           59,139                             98,425
  Transfer and shareholder servicing agent fees                 7,913            9,163
17,076
  Other                                                        66,053           70,743                            136,796
                                                      ------------------------------------------------------------------------
    Total liabilities                                       1,709,908        2,012,689              -           3,722,597
                                                      ------------------------------------------------------------------------
NET ASSETS                                               $198,544,771     $190,127,134         $    0
$388,671,905
                                                      ------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                     $     10,226     $          0                       $
10,226
Paid-in capital                                           160,598,578      122,783,317
283,381,895
Undistributed net investment income                           321,884           23,659
345,543
Accumulated net realized gain on investment
  transactions                                              3,913,378        1,614,614                          5,527,992
Net unrealized appreciation on investments                 33,700,705       65,705,544
99,406,249
                                                      ------------------------------------------------------------------------
NET ASSETS                                               $198,544,771     $190,127,134         $    0
$388,671,905
                                                      ------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------


PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES DECEMBER
31, 1996 (UNAUDITED)
OPPENHEIMER FUNDS - OPPENHEIMER DISCIPLINED VALUE FUND AND
OPPENHEIMER VALUE STOCK FUND

                                                                                                                    PRO FORMA
                                                             OPPENHEIMER        OPPENHEIMER
COMBINED
                                                          DISCIPLINED VALUE     VALUE STOCK     PRO
FORMA          OPPENHEIMER
                                                                FUND              FUND (1)     ADJUSTMENTS
DISCIPLINED VALUE FUND

--------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares:
Net asset value and redemption price per
share (based on net assets of $190,234,571,
$148,128,771, and $338,363,342 and 9,799,816,
7,286,952 and 17,431,386 shares of beneficial
interest outstanding for Oppenheimer
Disciplined Value Fund, Oppenheimer Value
Stock Fund and Combined Oppenheimer Disciplined
Value Fund, respectively)                                          $19.41            $20.33
$19.41

Maximum offering price per share (net asset
value plus sales charge of 5.75% offering price)                   $20.59            $21.57
   $20.59

Class B Shares:
Net asset value and redemption price per share
(based on net assets of $7,355,534, $40,142,493,
and $47,498,027 and 376,390, 1,988,443 and 2,430,765
shares of beneficial interest outstanding for
Oppenheimer Disciplined Value Fund, Oppenheimer
Value Stock Fund and Combined Oppenheimer
Disciplined Value Fund, respectively)                              $19.54            $20.19
$19.54

Class C Shares:
Net asset value and redemption price per share
(based on net assets of $953,716, $1,855,870, and
$2,809,586 and 49,329, 91,685 and 145,339 shares
of beneficial interest outstanding for Oppenheimer
Disciplined Value Fund, Oppenheimer Value Stock
Fund and Combined Oppenheimer Disciplined Value
Fund, respectively)                                                $19.33            $20.24
$19.33

Class Y Shares:
Net asset value and redemption price per share
(based on net assets of $950.40, $0.00, and $950.40
and 48.972, 0 and 48.972 shares of beneficial
interest outstanding for Oppenheimer Disciplined
Value Fund, Oppenheimer Value Stock Fund and
Combined Oppenheimer Value Fund, respectively)                     $19.41             $0.00
         $19.41

*Cost                                                        $166,093,376      $122,680,928
$288,774,304


(1)  Oppenheimer Value Stock Fund Class A shares will be exchanged for Oppenheimer
Disciplined Value Fund Class A shares.
     Oppenheimer Value Stock Fund Class B shares will be exchanged for Oppenheimer
Disciplined Value Fund Class B shares.
     Oppenheimer Value Stock Fund Class C shares will be exchanged for Oppenheimer
Disciplined Value Fund Class C shares.


PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1996 (UNAUDITED)
OPPENHEIMER FUNDS - OPPENHEIMER DISCIPLINED VALUE FUND AND
OPPENHEIMER VALUE STOCK FUND


                                                                                                          PRO FORMA
                                                 OPPENHEIMER        OPPENHEIMER
COMBINED
                                              DISCIPLINED VALUE     VALUE STOCK      PRO FORMA
  OPPENHEIMER
                                                    FUND               FUND         ADJUSTMENTS
DISCIPLINED VALUE FUND
                                              ---------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                         $ 1,977,244        $   818,192                         $ 2,795,436
Dividends                                          1,350,337          4,410,082                           5,760,419
                                              ---------------------------------------------------------------------------
  Total income                                     3,327,581          5,228,274            -              8,555,855
                                              ---------------------------------------------------------------------------
EXPENSES:
Management fees                                      924,150          1,315,853     (193,014)(1)
2,046,989
Distribution and service plan fees:
Class A                                              336,919            350,768                             687,687
Class B                                               35,245            332,226                             367,471
Class C                                                3,160              9,020        1,577(2)              13,757
Transfer and shareholder servicing agent fees        184,376            238,593
422,969
Custodian fees and expenses                           42,366             10,407                              52,773
Legal and auditing fees                               44,721             13,775                              58,496
Shareholder reports                                   45,478             69,568                             115,046
Trustee and Directors' fees and expenses              12,916              6,536                              19,452
Registration and filing fees:
Class A                                               18,796                  -                              18,796
Class B                                                2,009              2,267                               4,276
Class C                                                  295                465                                 760
Accounting service fees                               15,000                  -                              15,000
Other                                                 13,127             55,776                              68,903
                                              ---------------------------------------------------------------------------
  Total expenses                                   1,678,558          2,405,254     (191,437)             3,892,375
                                              ---------------------------------------------------------------------------
NET INVESTMENT INCOME                              1,649,023          2,823,020      191,437
 4,663,480
                                              ---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                  17,426,704          7,161,305
24,588,009
                                              ---------------------------------------------------------------------------
Net realized gain                                 17,426,704          7,161,305            -             24,588,009
                                              ---------------------------------------------------------------------------
Net change in unrealized appreciation or
  depreciation on investments                      7,976,660         21,456,991
29,433,651
                                              ---------------------------------------------------------------------------
Net change                                         7,976,660         21,456,991            -             29,433,651
                                              ---------------------------------------------------------------------------
Net realized and unrealized gain                  25,403,364         28,618,296            -
54,021,660
                                              ---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $27,052,387        $31,441,316    $ 191,437
         $58,685,140
                                              ---------------------------------------------------------------------------
                                              ---------------------------------------------------------------------------

(1)  Calculated in accordance with the investment advisory agreement of Oppenheimer Disciplined
Value Fund of .625%
     This assumes that the management fee structure had been in place for the entire period.
(2)  Inception date of May 1, 1996.  This assumes that the 12b-1 plan had been in place for the entire period.


PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1996 (UNAUDITED)
OPPENHEIMER FUNDS - OPPENHEIMER DISCIPLINED VALUE FUND AND
OPPENHEIMER VALUE STOCK FUND


                                                                                                          PRO FORMA
                                                 OPPENHEIMER        OPPENHEIMER
COMBINED
                                              DISCIPLINED VALUE     VALUE STOCK      PRO FORMA
  OPPENHEIMER
                                                    FUND               FUND         ADJUSTMENTS
DISCIPLINED VALUE FUND
                                              ---------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                         $ 1,977,244        $   818,192                         $ 2,795,436
Dividends                                          1,350,337          4,410,082                           5,760,419
                                              ---------------------------------------------------------------------------
  Total income                                     3,327,581          5,228,274            -              8,555,855
                                              ---------------------------------------------------------------------------
EXPENSES:
Management fees                                      924,150          1,315,853     (227,412)(1)
2,012,591
Distribution and service plan fees:
Class A                                              336,919            350,768                             687,687
Class B                                               35,245            332,226                             367,471
Class C                                                3,160              9,020        1,577 (2)             13,757
Transfer and shareholder servicing agent fees        184,376            238,593      (17,300)(3)
405,669
Custodian fees and expenses                           42,366             10,407                              52,773
Legal and auditing fees                               44,721             13,775      (10,300)(3)             48,196
Shareholder reports                                   45,478             69,568      (15,000)(3)            100,046
Trustee and Directors' fees and expenses              12,916              6,536       (6,536)(3)
12,916
Registration and filing fees:
Class A                                               18,796                  -                              18,796
Class B                                                2,009              2,267                               4,276
Class C                                                  295                465                                 760
Accounting service fees                               15,000                  -                              15,000
Other                                                 13,127             55,776                              68,903
                                              ---------------------------------------------------------------------------
  Total expenses                                   1,678,558          2,405,254     (274,971)             3,808,841
                                              ---------------------------------------------------------------------------
NET INVESTMENT INCOME                              1,649,023          2,823,020      274,971
 4,747,014
                                              ---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                  17,426,704          7,161,305
24,588,009
                                              ---------------------------------------------------------------------------
Net realized gain                                 17,426,704          7,161,305            -             24,588,009
                                              ---------------------------------------------------------------------------
Net change in unrealized appreciation or
  depreciation on investments                      7,976,660         21,456,991
29,433,651
                                              ---------------------------------------------------------------------------
Net change                                         7,976,660         21,456,991            -             29,433,651
                                              ---------------------------------------------------------------------------
Net realized and unrealized gain                  25,403,364         28,618,296            -
54,021,660
                                              ---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $27,052,387        $31,441,316    $ 274,971
         $58,768,674
                                              ---------------------------------------------------------------------------
                                              ---------------------------------------------------------------------------

(1)  Calculated in accordance with the investment advisory agreement of Oppenheimer Disciplined
Value Fund of .625%
     of the first $300 million of avg. net assets, .50% of the next $100 million, and .45% of net assets in excess
     of $400 million.  This assumes that the management fee structure had been in place for the entire period.
(2)  This assumes that the 12b-1 plan for B shares had been in place for the entire period.
(3)  Elimination of duplicate expense.